UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2024

This report on Form N-CSR relates solely to the Registrant’s Fidelity Enduring Opportunities Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund, Fidelity Series Sustainable Non-U.S. Developed Markets Fund, Fidelity Sustainable Emerging Markets Equity Fund, and Fidelity Sustainable International Equity Fund (the “Funds”).

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class A : FSQAX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 147	1.30%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	18.48%	-2.49%
Class A (without 5.75% sales charge)	25.71%	-0.35%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914019.100    6463-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Sustainable International Equity Fund Fidelity® SAI Sustainable International Equity Fund : FSSEX

This annual shareholder report contains information about Fidelity® SAI Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Sustainable International Equity Fund	$ 84	0.75%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop.
•Against this backdrop, stock picks in Japan and stock picks and an overweight in Europe ex U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock choices in materials and an underweight in energy also boosted relative performance.
•The top individual relative contributor was an overweight in Hitachi (+108%). This period we increased our stake in Hitachi, one of our biggest holdings. A non-benchmark stake in Taiwan Semiconductor gained 95% and was the second-largest relative contributor. This period we increased our stake in Taiwan Semiconductor, and the stock was among our biggest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, stock picking and an underweight in Asia Pacific ex Japan and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Stock picks in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%). This period we increased our position in Sony, which was among our largest holdings. The second-largest relative detractor was an overweight in L'Oréal (-10%). This period we increased our position in L'Oréal. Another notable relative detractor was an overweight in AIA (-6%). This period we increased our position in AIA.
•Notable changes in positioning include increased exposure to Ireland and Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 14, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Sustainable International Equity Fund	25.43%	4.30%
MSCI EAFE ESG Leaders	22.13%	6.05%
MSCI EAFE Index	23.25%	6.98%
A   From April 14, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$59,251,472
Number of Holdings	83
Total Advisory Fee	$229,265
Portfolio Turnover	45%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	21.6
Health Care	12.8
Consumer Discretionary	10.9
Information Technology	8.7
Materials	6.6
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	3.0
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.4
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914031.100    6549-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI International SMA Completion Fund Fidelity® SAI International SMA Completion Fund : FISZX

This annual shareholder report contains information about Fidelity® SAI International SMA Completion Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI International SMA Completion Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in the U.K. and a non-benchmark allocation to emerging markets detracted from the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was security selection in information technology, primarily within the software & services industry. Also hurting our result were picks in financials, primarily within the banks industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our non-benchmark stake in B&M European Value Retail (-17%). This period we decreased our investment in B&M. A second notable relative detractor was an overweight in Renesas Electronics (-18%). This was a stake we established this period. A non-benchmark stake in Tourmaline Oil returned -8% and notably hurt. The stock was not held at period end.
•In contrast, from a regional standpoint, security selection in Japan and positioning in Europe ex U.K. contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in industrials, primarily within the capital goods industry. An underweight in consumer staples, primarily within the food, beverage & tobacco industry, also boosted relative performance. Also contributing to our result was stock selection in materials.
•The top individual relative contributor was an overweight in Mitsubishi Heavy Industries (+83%). This was a position we established this period. The stock was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Investor (+57%). The company was among the fund's largest holdings.
•Notable changes in positioning include increased exposure to Australia and Sweden. By sector, meaningful changes in positioning include increased exposure to health care and industrials.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 11, 2019 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI International SMA Completion Fund	22.95%	5.24%	5.57%
MSCI EAFE Index	23.25%	6.46%	6.61%
A   From April 11, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$808,201,287
Number of Holdings	52
Total Advisory Fee	$0
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	33.5
Financials	20.1
Information Technology	13.3
Consumer Discretionary	7.1
Materials	6.4
Health Care	5.4
Energy	3.8
Consumer Staples	3.5
Communication Services	1.8
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Mitsubishi Heavy Industries Ltd	6.0
Investor AB B Shares	5.0
ITOCHU Corp	4.7
Constellation Software Inc/Canada	4.4
Indutrade AB	4.1
Schneider Electric SE	3.4
CaixaBank SA	3.3
Keyence Corp	3.2
Hannover Rueck SE	3.1
Kingspan Group PLC	2.9
40.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund changed its classification from non-diversified to diversified and modified its principal investment strategies and risks to reflect the change during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914008.100    3358-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series Canada Fund Fidelity® Series Canada Fund : FCNSX

This annual shareholder report contains information about Fidelity® Series Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Canada Fund	$ 0 A	0.00%B
A Amount represents less than $.50
B Amount represents less than 0.005%

What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection and an underweight in Canada's financials sector, primarily within the banks industry, and stock picks in materials and energy, detracted from the fund's performance versus the MSCI Canada Index (Net MA) for the fiscal year.
•The biggest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's biggest holdings. Not owning Manulife Financial, a benchmark component that gained 76%, was the second-largest relative detractor. Avoiding Agnico Eagle Mines, a benchmark component that gained 89%, also hurt.
•In contrast, by sector, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the software & services industry. Security selection in consumer discretionary and industrials, and an underweight in utilities, also boosted the fund's relative performance.
•Not owning Cenovus Energy, a benchmark component that returned -13%, was the top individual relative contributor. A second notable relative contributor was an overweight in Brookfield Asset Management (+91%). A non-benchmark stake in Dye & Durham (+135%) helped as well.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 15, 2017 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Canada Fund	27.38%	11.15%	9.40%
MSCI Canada Index	31.60%	9.67%	8.28%
A   From August 15, 2017
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$5,728,681,179
Number of Holdings	63
Total Advisory Fee	$0
Portfolio Turnover	9%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	30.3
Energy	17.9
Industrials	12.3
Materials	10.7
Information Technology	10.3
Consumer Staples	8.7
Consumer Discretionary	6.7
Communication Services	2.1
Health Care	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	5.6
Canadian Pacific Kansas City Ltd	5.5
Bank of Montreal	5.3
Canadian Natural Resources Ltd	5.2
Alimentation Couche-Tard Inc	5.1
Constellation Software Inc/Canada	4.8
Shopify Inc Class A	3.8
Toronto-Dominion Bank/The	3.8
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.6
46.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913995.100    3036-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Enduring Opportunities Fund Fidelity® Enduring Opportunities Fund : FEOPX

This annual shareholder report contains information about Fidelity® Enduring Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Enduring Opportunities Fund	$ 112	0.95%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in the United States and Europe ex U.K., particularly Sweden and Switzerland, contributed to the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock selection in communication services, and an underweight in energy, also boosted relative performance.
•The top individual relative contributor was our non-benchmark stake in Carvana (+811%). This period we decreased our stake in the stock. The second-largest relative contributor was an overweight in Nvidia (+226%). The stock was the fund's biggest holding at period end. A non-benchmark stake in Wingstop gained 101% and also notably helped. The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection in emerging markets, primarily in China, and an overweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock choices and an underweight in financials. Stock selection in industrials also hampered the fund's result, as did an overweight in consumer discretionary, primarily within the consumer durables & apparel industry.
•The largest individual relative detractor this period was avoiding Broadcom, a benchmark component that gained 105%. The second-largest relative detractor was an underweight in Tesla (+24%). The stock was not held at period end. An overweight in lululemon athletica (-24%) also hurt.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to communication services.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Enduring Opportunities Fund	35.09%	10.84%
MSCI ACWI (All Country World Index) Index	33.23%	11.18%
A   From November 5, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$14,559,977
Number of Holdings	283
Total Advisory Fee	$64,944
Portfolio Turnover	18%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.6
Consumer Discretionary	16.2
Industrials	14.8
Financials	11.9
Health Care	9.0
Communication Services	8.8
Consumer Staples	5.0
Real Estate	4.7
Materials	3.5
Energy	1.8
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	4.9
Microsoft Corp	4.2
Amazon.com Inc	2.6
Meta Platforms Inc Class A	2.1
Alphabet Inc Class A	1.6
Alphabet Inc Class C	1.4
Taiwan Semiconductor Manufacturing Co Ltd	1.4
JPMorgan Chase & Co	1.2
Eli Lilly & Co	1.1
UnitedHealth Group Inc	0.9
21.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914012.100    5031-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M : FSYNX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 197	1.75%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	20.80%	-4.19%
Class M (without 3.50% sales charge)	25.18%	-2.93%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914027.100    6471-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A : FSWAX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 169	1.50%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	18.36%	-4.76%
Class A (without 5.75% sales charge)	25.58%	-2.67%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914025.100    6469-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class I : FFGIX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 95	0.90%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	12.45%	12.23%	6.02%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	4.63%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913959.100    2125-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity® Global Commodity Stock Fund : FFGCX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Global Commodity Stock Fund	$ 94	0.89%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Global Commodity Stock Fund	12.42%	12.20%	5.94%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	4.63%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913955.100    2120-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund Fidelity® Series Sustainable Non-U.S. Developed Markets Fund : FNDMX

This annual shareholder report contains information about Fidelity® Series Sustainable Non-U.S. Developed Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock selection in Japan contributed to the fund's performance for the fiscal year.
•By sector, market selection was the primary contributor, especially an underweight in consumer staples, where an underweight in food, beverage & tobacco helped most. Stock picking and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance. Also bolstering our relative result were picks in materials.
•The top individual relative contributor was an overweight in CRH (+81%). The company was among our biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+183%). This period we increased our position in Mitsubishi Heavy Industries. An underweight in Samsung Electronics (-12%) also contributed.
•In contrast, from a regional standpoint, picks in the United States and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Also hurting our result was stock picking in consumer discretionary and energy.
•The biggest individual relative detractor was an underweight in Taiwan Semiconductor (+101%). A second notable relative detractor was an overweight in TotalEnergies (-2%). The company was among the fund's biggest holdings this period. Another notable relative detractor was an overweight in LVMH Moet Hennessy Louis Vuitton (-6%). The stock was among the fund's biggest holdings.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to France. By sector, meaningful changes in positioning include decreased exposure to energy and consumer discretionary.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2023 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund	25.41%	11.30%
MSCI World ex USA ESG Focus Index	23.77%	9.10%
MSCI World ex USA Index	24.13%	9.76%
A   From May 11, 2023
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$15,731,574
Number of Holdings	389
Total Advisory Fee	$0
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.4
Industrials	22.6
Information Technology	12.7
Materials	8.5
Consumer Discretionary	8.3
Health Care	6.9
Energy	4.4
Consumer Staples	4.2
Communication Services	1.6
Real Estate	0.7
Utilities	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	2.5
Novo Nordisk A/S Series B	2.3
ASML Holding NV	2.3
CRH PLC	1.8
BAE Systems PLC	1.5
Linde PLC	1.5
Hitachi Ltd	1.3
RELX PLC	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.2
Schneider Electric SE	1.0
16.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914034.100    7318-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series Emerging Markets Opportunities Fund Fidelity® Series Emerging Markets Opportunities Fund : FEMSX

This annual shareholder report contains information about Fidelity® Series Emerging Markets Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Emerging Markets Opportunities Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection and an underweight in Emerging Asia and stock selection in Emerging Europe contributed to the fund's performance versus the MSCI Emerging Markets Net MA (29-Jun-2018) Linked Index for the fiscal year.
•By sector, security selection in communication services was the primary contributor. Stock picking in consumer discretionary and materials also boosted the fund's relative performance.
•The fund's non-benchmark stake in Sea gained roughly 123% and was the top individual relative contributor. The company was one of our biggest holdings this period. The second-largest relative contributor was an overweight in Zomato (+125%). Another notable relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's largest holding.
•In contrast, from a regional standpoint, security selection in Latin America, primarily in Brazil, and a non-benchmark allocation to developed markets detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result were stock picking and an underweight in information technology, primarily within the technology hardware & equipment industry.
•The largest individual relative detractor was our stake in Hon Hai Precision Industry (+51%). This period we increased our position in Hon Hai Precision Industry. A second notable relative detractor was an overweight in XP (-10%). An underweight in MediaTek (+63%) also detracted. This was a position we established this period.
•Notable changes in positioning include higher allocations to Taiwan and South Africa. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Emerging Markets Opportunities Fund	25.97%	4.64%	4.80%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$23,808,570,285
Number of Holdings	274
Total Advisory Fee	$0
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	22.9
Financials	21.9
Consumer Discretionary	15.6
Communication Services	9.3
Materials	6.5
Industrials	5.8
Consumer Staples	5.3
Energy	4.5
Health Care	3.0
Utilities	3.0
Real Estate	1.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	11.7
Tencent Holdings Ltd	5.3
Samsung Electronics Co Ltd	3.1
Alibaba Group Holding Ltd	2.5
HDFC Bank Ltd	2.4
PDD Holdings Inc Class A ADR	1.9
China Construction Bank Corp H Shares	1.9
Meituan B Shares	1.8
SK Hynix Inc	1.7
Sea Ltd Class A ADR	1.3
33.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913954.100    2117-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class C : FSYCX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 230	2.05%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	23.60%	-1.14%
Class C	24.60%	-1.14%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914020.100    6464-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Sustainable Emerging Markets Equity Fund Fidelity® SAI Sustainable Emerging Markets Equity Fund : FSSGX

This annual shareholder report contains information about Fidelity® SAI Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Sustainable Emerging Markets Equity Fund	$ 107	0.95%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year. By sector, security selection in consumer discretionary was the primary contributor.
•The top individual relative contributor was an out-of-benchmark stake in SK Hynix (+60%), which was one of the fund's largest holdings at period end. Non-benchmark exposure to Meituan (+68%) also lifted the fund's relative result. We added to the position. A non-benchmark stake in International Games System gained approximately 80% and notably helped. The stock was not held at period end.
•In contrast, from a regional standpoint, overweight exposure and stock selection in Latin America, especially Brazil and Mexico, detracted from the fund's relative result. Positioning in South Korea and a sizable underweight in Taiwan also worked against the fund's relative performance. By sector, the biggest detractor from performance versus the benchmark was security selection in information technology.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The stock was one of our biggest holdings. Underweighting Taiwan Semiconductor Manufacturing (+100%) - the portfolio's largest holding as of period end - also held back the fund's relative result. A non-benchmark stake in Vamos Locacao de Caminhoes returned -43% and was the third-largest relative detractor. This was an investment we established this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include decreased exposure to consumer staples and a higher allocation to financials.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
April 14, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® SAI Sustainable Emerging Markets Equity Fund	25.12%	3.12%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	2.21%
MSCI Emerging Markets Index	25.33%	2.89%
A   From April 14, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$38,790,601
Number of Holdings	126
Total Advisory Fee	$178,506
Portfolio Turnover	103%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.7
Information Technology	24.5
Consumer Discretionary	17.5
Communication Services	8.9
Industrials	5.2
Health Care	4.2
Materials	3.6
Consumer Staples	2.9
Energy	2.2
Real Estate	1.3
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.3
Alibaba Group Holding Ltd	4.3
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	2.0
SK Hynix Inc	1.8
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
Bharti Airtel Ltd	1.6
36.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual management fee was reduced during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914030.100    6548-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class A : FFGAX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 123	1.16%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	5.68%	10.59%	5.06%
Class A (without 5.75% sales charge)	12.13%	11.91%	5.69%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	4.63%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913956.100    2121-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Series Sustainable Emerging Markets Fund Fidelity® Series Sustainable Emerging Markets Fund : FEMYX

This annual shareholder report contains information about Fidelity® Series Sustainable Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Sustainable Emerging Markets Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in emerging markets, primarily in India, and a non-benchmark allocation to the United States detracted from the fund's performance for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result was stock selection in health care and utilities.
•The largest individual relative detractor was an underweight in Hon Hai Precision Industry (+128%). This was a stake we established this period. A second notable relative detractor was an overweight in HDFC Bank (+13%). The stock was among our largest holdings. Another notable relative detractor was an overweight in Li Auto (-20%).
•In contrast, from a regional standpoint, an underweight in emerging markets, primarily in China, and a non-benchmark allocation to the U.K. contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were picks and an underweight in materials. Stock picking and an overweight in consumer discretionary and stock picks and an underweight in consumer staples, primarily within the food, beverage & tobacco industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Capitec Bank Holdings (+105%). A second notable relative contributor was an overweight in Taiwan Semiconductor (+90%). The stock was the fund's biggest holding. Another notable relative contributor was an overweight in Trip.com (+91%).
•Notable changes in positioning include higher allocations to South Africa and Taiwan. By sector, meaningful changes in positioning include decreased exposure to consumer staples and communication services.

Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2023 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Sustainable Emerging Markets Fund	23.47%	12.36%
MSCI Emerging Markets ESG Focus Index	23.58%	11.96%
MSCI Emerging Markets Index	25.33%	12.61%
A   From May 11, 2023
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,757,678
Number of Holdings	184
Total Advisory Fee	$0
Portfolio Turnover	47%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.2
Information Technology	22.9
Consumer Discretionary	15.8
Communication Services	7.4
Industrials	5.5
Energy	4.5
Consumer Staples	3.7
Health Care	3.0
Materials	2.9
Utilities	2.1
Real Estate	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	12.1
Tencent Holdings Ltd	5.1
Reliance Industries Ltd GDR	3.6
Samsung Electronics Co Ltd	3.0
ICICI Bank Ltd ADR	2.8
Alibaba Group Holding Ltd	2.6
Meituan B Shares	2.2
China Construction Bank Corp H Shares	2.1
HDFC Bank Ltd ADR	2.1
Infosys Ltd ADR	1.9
37.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544 .

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses Expense reductions

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914033.100    7317-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class I : FSQIX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 119	1.05%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	25.98%	-0.12%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914022.100    6466-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z : FSZZX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 124	1.10%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	26.04%	-2.28%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914029.100    6473-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series Overseas Fund Fidelity® Series Overseas Fund : FSOSX

This annual shareholder report contains information about Fidelity® Series Overseas Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Overseas Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, market selection was the primary contributor, led by an underweights in energy and consumer staples. Stock picks and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Mitsubishi Heavy Industries (+156%). This was a stake we established this period. The second-largest relative contributor was an overweight in Tokio Marine Holdings (+70%). Although we reduced the fund's stake, the company was one of our largest holdings. Another notable relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+101%).
•In contrast, from a regional standpoint, stock selection in the United States and underweights in Japan and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Also hurting our result were stock picks in consumer discretionary, primarily within the consumer durables & apparel industry. Choices in information technology, primarily within the software & services industry, also hurt. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Diageo (-11%). The stock was not held at period end. A non-benchmark stake in Alten returned approximately -27% and was the second-largest relative detractor. Our overweight stake in Sony Group (+1%) also hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Japan and the United States, and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to consumer staples and energy, and a higher allocation to industrials and materials.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 21, 2019 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Overseas Fund	26.24%	8.32%	8.12%
MSCI EAFE Index	23.25%	6.46%	6.63%
A   From June 21, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$14,911,127,952
Number of Holdings	90
Total Advisory Fee	$0
Portfolio Turnover	36%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.9
Financials	23.0
Information Technology	16.3
Health Care	13.4
Materials	9.0
Consumer Discretionary	7.1
Consumer Staples	2.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	3.1
SAP SE	3.0
ASML Holding NV	3.0
Hitachi Ltd	2.3
RELX PLC	2.2
Astrazeneca PLC	2.2
Safran SA	2.2
Compass Group PLC	2.1
London Stock Exchange Group PLC	2.1
Wolters Kluwer NV	2.0
24.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914010.100    3468-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class Z : FIQRX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 81	0.76%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	12.62%	12.37%	8.18%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	5.18%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	10.17%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913960.100    3276-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class I : FSZIX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 141	1.25%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	25.84%	-2.43%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914028.100    6472-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series International Growth Fund Fidelity® Series International Growth Fund : FIGSX

This annual shareholder report contains information about Fidelity® Series International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Growth Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Security selection in materials also boosted relative performance. Also contributing to our result was an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was our non-benchmark stake in Taiwan Semiconductor (+100%). The company was one of the fund's biggest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among our biggest holdings. A non-benchmark stake in GE Vernova gained about 99% and notably helped. This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Also hurting our result was stock selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  about 71%, was a second notable relative detractor. Another notable relative detractor this period was avoiding Commonwealth Bank of Australia, a benchmark component that gained approximately 59%.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Growth Fund	26.26%	8.27%	8.05%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$14,973,945,299
Number of Holdings	73
Total Advisory Fee	$0
Portfolio Turnover	26%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	32.3
Information Technology	20.0
Financials	16.2
Materials	10.7
Consumer Discretionary	10.4
Health Care	6.2
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.2
ASML Holding NV	4.9
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.5
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913962.100    2282-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class C : FCGCX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 202	1.91%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	10.34%	11.07%	5.06%
Class C	11.34%	11.07%	5.06%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	4.63%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913957.100    2123-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series Emerging Markets Fund Fidelity® Series Emerging Markets Fund : FHKFX

This annual shareholder report contains information about Fidelity® Series Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Emerging Markets Fund	$ 2	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, positioning in Mexico and Brazil notably detracted from the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials. Also hurting our result were picks in health care and consumer staples.
•The biggest individual relative detractor was an overweight in Alchip Technologies (-19%). This period we decreased our position in Alchip Technologies. The second-largest relative detractor was our non-benchmark stake in Vamos Locacao De Caminhoes (-45%). This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also hurt. The company was among the fund's biggest holdings this period.
•In contrast, from a regional standpoint, picks in China and India notably contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in consumer discretionary. Stock picks and an underweight in materials also boosted the fund's relative performance. Also helping our relative result were picks in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Hindustan Aeronautics (+135%). A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+101%). The company was the fund's largest holding. An overweight in Zomato (+92%) also helped. This was an investment we established this period.
•Notable changes in positioning include higher allocations to South Africa and Brazil. By sector, meaningful changes in positioning include increased exposure to materials and a lower allocation to energy.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
August 29, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Series Emerging Markets Fund	24.61%	2.23%	1.00%
MSCI Emerging Markets Index	25.33%	3.95%	3.23%
A   From August 29, 2018
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$5,945,184,813
Number of Holdings	141
Total Advisory Fee	$0
Portfolio Turnover	91%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	23.6
Financials	22.8
Consumer Discretionary	15.9
Communication Services	8.2
Industrials	6.4
Materials	5.9
Consumer Staples	3.6
Health Care	3.4
Energy	2.7
Utilities	1.3
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.7
Tencent Holdings Ltd	5.5
Samsung Electronics Co Ltd	3.6
Alibaba Group Holding Ltd	3.3
HDFC Bank Ltd	2.3
Hon Hai Precision Industry Co Ltd	1.9
SK Hynix Inc	1.7
ICICI Bank Ltd	1.7
Bank Central Asia Tbk PT	1.7
Xiaomi Corp B Shares	1.5
33.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913999.100    3225-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class Z : FSQZX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 102	0.90%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	26.18%	0.03%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914023.100    6467-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C : FSYKX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 253	2.25%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	23.71%	-3.39%
Class C	24.71%	-3.39%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914026.100    6470-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity® Sustainable International Equity Fund : FSYRX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable International Equity Fund	$ 118	1.05%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Sustainable International Equity Fund	25.98%	-0.12%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914018.100    6462-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Commodity Stock Fund Fidelity Advisor® Global Commodity Stock Fund Class M : FFGTX

This annual shareholder report contains information about Fidelity® Global Commodity Stock Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 150	1.41%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the United States and an overweight in Canada contributed to the fund's performance versus the MSCI AC World Commodity Producers Sector Capped Index for the fiscal year.
•By industry, security selection was the primary contributor, led by our choices in the oil & gas storage & transportation industry. Stock picking and an underweight in agricultural products & services also boosted the fund's relative performance. Also lifting the fund's relative result was out-of-benchmark exposure to the packaged foods & meats category.
•The top individual relative contributor was our stake in Archer Daniels Midland (+0%). This was a stake we established this period. The stock was one of our biggest holdings. The second-largest relative contributor was an overweight in Wheaton Precious Metals (+58%). We reduced the position, but the stock was still one of the fund's biggest holdings as of October 31. An overweight in Teck Resources (+33%) also helped. We also trimmed this position, but it too was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result, as did an underweight in emerging markets, primarily in China and India.
•By industry, notable detractors from performance versus the benchmark included picks and an overweight in oil & gas exploration & production. Stock selection and an underweight in diversified metals & mining also hampered the fund's relative result. Also detracting from our result was a small non-benchmark position in pharmaceuticals.
•The largest individual relative detractor was an underweight in Corteva (+28%). This period we decreased our investment in Corteva. The second-largest relative detractor was an underweight in Agnico Eagle Mines (+89%). The stock was not held at period end. Another notable relative detractor was an overweight in Cenovus Energy (-13%). The stock was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to Australia. By sector, meaningful changes in positioning include increased exposure to oil & gas equipment & services and packaged foods & meats.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	7.93%	10.79%	5.01%
Class M (without 3.50% sales charge)	11.85%	11.58%	5.39%
MSCI ACWI (All Country World Index) Commodity Producers Sector Capped Index	5.86%	9.12%	4.63%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$929,592,306
Number of Holdings	61
Total Advisory Fee	$7,667,954
Portfolio Turnover	49%
What did the Fund invest in?
(as of October 31, 2024)

TOP INDUSTRIES (% of Fund's net assets)
Oil, Gas & Consumable Fuels	35.2
Metals & Mining	30.1
Food Products	10.3
Paper & Forest Products	10.2
Energy Equipment & Services	6.0
Chemicals	4.9
Containers & Packaging	1.6
Construction Materials	0.6
Construction & Engineering	0.2
Others	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Exxon Mobil Corp	7.0
Shell PLC	5.8
Archer-Daniels-Midland Co	4.9
Wheaton Precious Metals Corp	4.5
Teck Resources Ltd Class B	4.2
Cenovus Energy Inc	3.9
Energy Transfer LP	3.4
JBS S/A	3.3
UPM-Kymmene Oyj	3.2
Antero Resources Corp	3.2
43.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913958.100    2124-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable Emerging Markets Equity Fund Fidelity® Sustainable Emerging Markets Equity Fund : FSYJX

This annual shareholder report contains information about Fidelity® Sustainable Emerging Markets Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Sustainable Emerging Markets Equity Fund	$ 141	1.25%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in China and Taiwan dominated among contributors to the fund's performance versus the MSCI Emerging Markets Index for the fiscal year.
•By sector, security selection in consumer discretionary was the primary contributor. Picks and an overweight in information technology, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+128%). The stock was the fund's largest holding. A second notable relative contributor was an overweight in Zomato (+93%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in International Games System (+83%). The stock was not held at period end.
•In contrast, from a regional standpoint, stock selection and an overweight in Latin America detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Security selection in industrials also hampered the fund's result. Also hurting our result were picks and an overweight in health care.
•The biggest individual relative detractor was an overweight in Samsung Electronics (-12%). The company was one of our biggest holdings. A non-benchmark stake in Vamos Locacao de Caminhoes returned -42% and was the second-largest relative detractor. This was a stake we established this period. An overweight in Grupo Financiero Banorte (-9%) also detracted. The stock was among the fund's biggest holdings this period.
•Notable changes in positioning include increased exposure to South Africa and a lower allocation to South Korea. By sector, meaningful changes in positioning include lower allocations to consumer staples and communication services.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Sustainable Emerging Markets Equity Fund	25.84%	-2.43%
MSCI Emerging Markets (EM) ESG Leaders Index	28.51%	-2.57%
MSCI Emerging Markets Index	25.33%	-1.30%
A   From February 10, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,416,219
Number of Holdings	119
Total Advisory Fee	$47,275
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	24.8
Information Technology	24.6
Consumer Discretionary	17.3
Communication Services	9.1
Industrials	5.1
Health Care	4.4
Materials	3.7
Consumer Staples	3.0
Energy	2.2
Real Estate	1.2
Utilities	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.5
Tencent Holdings Ltd	6.2
Alibaba Group Holding Ltd	4.2
Samsung Electronics Co Ltd	4.2
Hon Hai Precision Industry Co Ltd	2.0
Bank Central Asia Tbk PT	1.9
SK Hynix Inc	1.8
Bharti Airtel Ltd	1.7
China Construction Bank Corp H Shares	1.7
HDFC Bank Ltd	1.7
35.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914024.100    6468-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Sustainable International Equity Fund Fidelity Advisor® Sustainable International Equity Fund Class M : FSYMX

This annual shareholder report contains information about Fidelity® Sustainable International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 175	1.55%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and the U.K. contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks in materials also boosted the fund's relative performance. Also bolstering our relative result was an underweight in energy.
•The top individual relative contributor was an overweight in Hitachi (+108%), the fund's biggest holding at period end. The second-largest relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The stock was among the fund's largest holdings. An overweight in UCB (+165%) also helped.
•In contrast, from a regional standpoint, security selection and an underweight in Asia Pacific ex Japan, primarily in Hong Kong, and an underweight in Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Stock selection in consumer staples also hampered the fund's result. Also detracting from our result was an underweight in industrials, primarily within the capital goods industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Sony (+10%), which was among the fund's biggest holdings. The second-largest relative detractor was an overweight in AIA (-6%). Another notable relative detractor was an overweight in L'Oréal (-9%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Application of FMR's environmental, social and governance ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 10, 2022 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	21.02%	-1.90%
Class M (without 3.50% sales charge)	25.40%	-0.61%
MSCI EAFE ESG Leaders	22.13%	2.65%
MSCI EAFE Index	23.25%	3.74%
A   From February 10, 2022
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$10,747,030
Number of Holdings	83
Total Advisory Fee	$67,920
Portfolio Turnover	50%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	25.6
Industrials	21.7
Health Care	13.0
Consumer Discretionary	11.0
Information Technology	9.0
Materials	6.5
Consumer Staples	4.5
Utilities	3.0
Communication Services	2.1
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	4.4
Hitachi Ltd	4.3
ITOCHU Corp	3.5
CRH PLC (United Kingdom)	2.9
ORIX Corp	2.8
ASML Holding NV	2.7
Sony Group Corp	2.6
Schneider Electric SE	2.6
Taiwan Semiconductor Manufacturing Co Ltd	2.5
Unilever PLC	2.4
30.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914021.100    6465-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series International Small Cap Fund Fidelity® Series International Small Cap Fund : FSTSX

This annual shareholder report contains information about Fidelity® Series International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Small Cap Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection in communication services was the primary contributor, where our stock picks in media & entertainment helped most. Security selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance. Also lifting the fund's relative result was stock picking in consumer discretionary, primarily within the consumer services industry.
•The fund's non-benchmark stake in Lagercrantz gained about 116% and was the top individual relative contributor. The company was the fund's biggest holding. A second notable relative contributor was our non-benchmark stake in Kongsberg Gruppen (+155%). This period we decreased our investment in Kongsberg Gruppen. The company was one of the fund's biggest holdings. An overweight in Addtech (+91%) also contributed. The stock was among our largest holdings.
•In contrast, from a regional standpoint, picks in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in health care. Stock picking and an underweight in financials also hampered the fund's result. Also hurting our result was security selection in consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-12%). The stock was one of our biggest holdings. A non-benchmark stake in Richelieu Hardware returned -11% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•Notable changes in positioning include higher allocations to Sweden and the United Kingdom. By sector, meaningful changes in positioning include increased exposure to materials and a lower allocation to health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Small Cap Fund	27.24%	7.03%	7.60%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,907,046,437
Number of Holdings	285
Total Advisory Fee	$0
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.0
Information Technology	18.3
Consumer Discretionary	11.3
Communication Services	7.9
Financials	7.7
Materials	6.3
Health Care	5.3
Consumer Staples	4.3
Real Estate	3.2
Energy	2.3
Utilities	0.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	3.9
CTS Eventim AG & Co KGaA	3.2
AddTech AB B Shares	3.0
Azbil Corp	2.7
Spectris PLC	2.2
Aalberts NV	2.1
Interpump Group SpA	2.1
Morningstar Inc	2.0
Howden Joinery Group PLC	1.5
Kongsberg Gruppen ASA	1.5
24.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913964.100    2284-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series International Value Fund Fidelity® Series International Value Fund : FINVX

This annual shareholder report contains information about Fidelity® Series International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series International Value Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and stock picking and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection in industrials was the primary contributor, where our stock picks in capital goods helped most. Stock selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The stock was among the fund's biggest holdings. The second-largest relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. An overweight in CRH (+83%) also helped. The company was among the fund's largest holdings at period end.
•In contrast, from a regional standpoint, stock picking in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The biggest individual relative detractor was an overweight in GSK (-11%). This was a position we established this period. The second-largest relative detractor was an overweight in BHP (+4%). The stock was among our largest holdings. A non-benchmark stake in Prudential returned approximately -18% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series International Value Fund	25.19%	9.56%	5.74%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$15,015,233,252
Number of Holdings	101
Total Advisory Fee	$0
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.0
Industrials	18.1
Materials	13.0
Energy	8.3
Consumer Discretionary	5.1
Health Care	4.8
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.7
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
Rheinmetall AG	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913963.100    2283-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Infrastructure Fund Fidelity® Infrastructure Fund : FNSTX

This annual shareholder report contains information about Fidelity® Infrastructure Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Infrastructure Fund	$ 110	0.95%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and Europe ex U.K. detracted from the fund's performance versus the S&P Global Infrastructure Index for the fiscal year.
•By sector, market selection was the primary detractor, especially an underweight in energy. Stock picking and an underweight in utilities also hampered the fund's result. Also hurting our result were stock picks in real estate, primarily within the equity real estate investment trusts industry.
•The largest individual relative detractor was an underweight in sizable benchmark component Grupo Aeroportuario Del Pacifico (+55%). This was an investment we established this period. A second notable relative detractor was an overweight in Cheniere Energy (+16%). The company was one of the fund's biggest holdings. Another notable relative detractor this period was avoiding TC Energy, a benchmark component that gained 59%.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K. and Asia Pacific ex Japan contributed to the fund's relative result.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an underweight in industrials, primarily within the transportation industry. Stock picks in communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Targa Resources (+103%). The stock was among our largest holdings. A second notable relative contributor this period was avoiding Japan Airport Terminal, a benchmark component that returned about -14%. Another notable relative contributor this period was avoiding Auckland Intl Airport, a benchmark component that gained 4%.
•Notable changes in positioning include decreased exposure to Spain and a higher allocation to the United States. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to utilities.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 5, 2019 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Infrastructure Fund	31.13%	8.06%
S&P® Global Infrastructure Index	33.26%	6.32%
MSCI ACWI (All Country World Index) Index	33.23%	11.18%
A   From November 5, 2019
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$45,167,267
Number of Holdings	48
Total Advisory Fee	$331,166
Portfolio Turnover	74%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Utilities	29.5
Industrials	26.7
Energy	17.9
Real Estate	11.2
Communication Services	6.5
Information Technology	3.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Aena SME SA	6.6
Southern Co/The	6.2
NextEra Energy Inc	5.9
Williams Cos Inc/The	5.2
Cheniere Energy Inc	4.8
Sempra	4.4
Targa Resources Corp	4.3
National Grid PLC	3.7
GFL Environmental Inc Subordinate Voting Shares (United States)	2.8
Constellation Energy Corp	2.7
46.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914011.100    3488-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Series Select International Small Cap Fund Fidelity® Series Select International Small Cap Fund : FSSJX

This annual shareholder report contains information about Fidelity® Series Select International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Select International Small Cap Fund	$ 1	0.01%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in the U.K. and an underweight in Europe ex U.K. detracted from the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection in consumer discretionary was the primary detractor. Also hurting our result were picks in financials, primarily within the insurance industry, and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Stabilus (-36%). A second notable relative detractor this period was avoiding Fujikura, a benchmark component that gained 443%. Another notable relative detractor was an overweight in Ubisoft Entertainment (-48%).
•In contrast, from a regional standpoint, picks in Japan and Europe ex U.K., primarily in France, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in consumer staples, primarily within the food, beverage & tobacco industry. Picks in communication services, primarily within the media & entertainment industry, also boosted relative performance. Also lifting the fund's relative result was an underweight in real estate, primarily within the equity real estate investment trusts industry.
•The top individual relative contributor was an overweight in SWCC (+167%). A second notable relative contributor was an overweight in Nova Measuring Instruments (+100%). The stock was one of the fund's largest holdings this period. An overweight in Sanwa Holdings (+99%) also contributed. The company was one of the fund's biggest holdings at period end.
•Notable changes in positioning include lower allocations to Germany and Sweden. By sector, meaningful changes in positioning include lower allocations to communication services and consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
November 4, 2022 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Fidelity® Series Select International Small Cap Fund	18.56%	13.23%
MSCI EAFE Small Cap Index	23.20%	14.30%
MSCI EAFE Index	23.25%	18.26%
A   From November 4, 2022
Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,280,635
Number of Holdings	196
Total Advisory Fee	$0
Portfolio Turnover	18%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	26.4
Consumer Discretionary	12.8
Financials	11.4
Materials	9.6
Real Estate	8.5
Information Technology	8.2
Health Care	6.5
Consumer Staples	4.6
Communication Services	3.8
Energy	3.3
Utilities	2.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
VZ Holding AG	1.2
Sanwa Holdings Corp	1.1
Lancashire Holdings Ltd	1.0
Mitie Group PLC	1.0
Banca Generali SpA	1.0
Rexel SA	0.9
Steadfast Group Ltd	0.9
Suruga Bank Ltd	0.9
Vistry Group PLC	0.8
Inaba Denki Sangyo Co Ltd	0.8
9.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914032.100    6955-TSRA-1224

Item 2.

Code of Ethics

As of the end of the period, October 31, 2024, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund, Fidelity Series Sustainable Non-U.S. Developed Markets Fund, and Fidelity Sustainable International Equity Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI International SMA Completion Fund	$46,100	$-	$12,200	$1,100
Fidelity SAI Sustainable Emerging Markets Equity Fund	$41,500	$-	$10,600	$1,000
Fidelity SAI Sustainable International Equity Fund	$35,800	$-	$10,000	$800
Fidelity Series Emerging Markets Fund	$42,800	$-	$12,300	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$43,000	$-	$12,300	$1,100
Fidelity Series International Small Cap Fund	$41,300	$-	$9,400	$1,000
Fidelity Series International Value Fund	$55,500	$-	$9,400	$1,000
Fidelity Series Overseas Fund	$57,200	$-	$10,300	$1,000
Fidelity Series Select International Small Cap Fund	$41,700	$-	$10,100	$1,000
Fidelity Series Sustainable Emerging Markets Fund	$40,700	$-	$10,300	$1,000
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$40,800	$-	$10,300	$1,000
Fidelity Sustainable International Equity Fund	$47,100	$-	$12,300	$1,100

October 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI International SMA Completion Fund	$46,300	$-	$12,200	$1,300
Fidelity SAI Sustainable Emerging Markets Equity Fund	$39,500	$-	$10,600	$1,000
Fidelity SAI Sustainable International Equity Fund	$33,800	$-	$10,000	$900
Fidelity Series Emerging Markets Fund	$42,900	$-	$12,300	$1,200
Fidelity Series Emerging Markets Opportunities Fund	$43,200	$-	$12,300	$1,200
Fidelity Series International Small Cap Fund	$41,500	$-	$9,400	$1,100
Fidelity Series International Value Fund	$43,100	$-	$9,400	$1,100
Fidelity Series Overseas Fund	$44,500	$-	$10,000	$1,200
Fidelity Series Select International Small Cap Fund	$36,100	$-	$9,600	$900
Fidelity Series Sustainable Emerging Markets Fund	$35,200	$-	$10,100	$400
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$35,300	$-	$10,100	$400
Fidelity Sustainable International Equity Fund	$47,400	$-	$12,300	$1,200

A Amounts may reflect rounding
B Fidelity Series Select International Small Cap Fund commenced operations on November 4, 2022. Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund commenced operations on May 11, 2023.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Enduring Opportunities Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund, and Fidelity Sustainable Emerging Markets Equity Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Enduring Opportunities Fund	$29,600	$2,700	$6,800	$900
Fidelity Global Commodity Stock Fund	$37,100	$3,200	$6,300	$1,100
Fidelity Infrastructure Fund	$38,200	$3,400	$7,700	$1,200
Fidelity Series Canada Fund	$69,600	$4,300	$34,600	$1,500
Fidelity Series International Growth Fund	$65,500	$3,900	$33,800	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$50,300	$4,600	$12,200	$1,600

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Enduring Opportunities Fund	$29,700	$2,700	$6,800	$900
Fidelity Global Commodity Stock Fund	$37,300	$3,300	$6,500	$1,100
Fidelity Infrastructure Fund	$38,300	$3,500	$8,500	$1,200
Fidelity Series Canada Fund	$51,400	$4,400	$17,100	$1,500
Fidelity Series International Growth Fund	$47,100	$3,900	$47,400	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$50,500	$4,600	$14,400	$1,600

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2024A	October 31, 2023A,B
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

B Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

Services Billed by PwC

	October 31, 2024A	October 31, 2023A
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2024A	October 31, 2023A,B
Deloitte Entities	$3,627,600	$6,085,300
PwC	$15,740,000	$14,885,800

A Amounts may reflect rounding.
B Fidelity Series Select International Small Cap Fund, Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Opportunities Fund
Fidelity® Series International Growth Fund
Fidelity® Series International Small Cap Fund
Fidelity® Series International Value Fund

Annual Report
October 31, 2024

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Opportunities Fund
Fidelity® Series International Growth Fund
Fidelity® Series International Small Cap Fund
Fidelity® Series International Value Fund
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Emerging Markets Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 94.7%
	Shares	Value ($)
Brazil - 7.2%
Banco Bradesco SA	3,921,000	8,641,135
Banco BTG Pactual SA unit	7,360,834	41,407,795
Banco do Brasil SA	3,021,876	13,763,600
Gerdau SA sponsored ADR	11,176,949	34,872,081
Hapvida Participacoes e Investimentos SA (a)(b)	18,453,729	11,236,507
Itau Unibanco Holding SA	6,966,924	42,204,791
Localiza Rent a Car SA	5,347,136	38,867,072
Nu Holdings Ltd. Class A (a)	3,965,592	59,840,783
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,568,280	21,093,366
Raia Drogasil SA	2,678,399	11,277,177
Vale SA	967,379	10,385,155
Vale SA sponsored ADR	6,133,673	65,630,301
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	21,744,431	23,659,373
Weg SA	4,759,310	44,547,780
TOTAL BRAZIL		427,426,916
China - 28.8%
Airtac International Group	532,773	14,795,153
Alibaba Group Holding Ltd.	15,759,670	192,777,251
BYD Co. Ltd. (H Shares)	1,499,871	54,173,269
China Construction Bank Corp. (H Shares)	48,134,160	37,363,494
China Life Insurance Co. Ltd. (H Shares)	30,577,697	64,816,848
China Merchants Bank Co. Ltd. (H Shares)	7,349,000	35,962,538
China Pacific Insurance (Group) Co. Ltd. (H Shares)	786,600	2,731,747
China Resources Beverage Holdings Co. Ltd.	6,480,788	12,569,933
Contemporary Amperex Technology Co. Ltd.	1,725,886	59,879,198
Flat Glass Group Co. Ltd. (c)	4,292,943	8,748,460
Flat Glass Group Co. Ltd. (A Shares)	1,042,700	4,215,258
Fuyao Glass Industries Group Co. Ltd. (A Shares)	2,314,949	18,516,374
Haier Smart Home Co. Ltd.	16,181,000	58,724,514
Innovent Biologics, Inc. (a)(b)	3,650,962	15,871,375
JD.com, Inc.:
Class A	432,000	8,760,626
sponsored ADR	1,864,341	75,729,531
KE Holdings, Inc. ADR	905,501	19,857,637
Kweichow Moutai Co. Ltd. (A Shares)	52,525	11,277,357
Li Auto, Inc. Class A (a)	3,144,900	39,547,424
Meituan Class B (a)(b)	3,782,258	89,376,168
Midea Group Co. Ltd. (H Shares) (c)	2,070,911	19,303,818
NAURA Technology Group Co. Ltd.	596,594	32,829,592
New Oriental Education & Technology Group, Inc. sponsored ADR	502,051	31,428,393
PDD Holdings, Inc. ADR (a)	675,133	81,414,288
Ping An Insurance Group Co. of China Ltd. (H Shares)	12,952,970	80,253,814
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	504,553	18,896,871
Shenzhou International Group Holdings Ltd.	1,112,100	8,587,648
Sinotruk Hong Kong Ltd.	9,952,487	26,862,560
Tencent Holdings Ltd.	6,229,200	324,803,762
Trip.com Group Ltd. ADR (a)	860,983	55,447,305
Xiaomi Corp. Class B (a)(b)	26,648,445	91,401,398
Yum China Holdings, Inc.	537,400	23,704,714
Zai Lab Ltd. ADR (a)	936,600	28,304,052
Zijin Mining Group Co. Ltd. (H Shares)	30,188,724	64,304,149
TOTAL CHINA		1,713,236,519
Greece - 0.2%
OPAP SA	608,273	10,374,656
Hungary - 1.3%
OTP Bank PLC	983,818	48,971,988
Richter Gedeon PLC	1,087,333	31,408,554
TOTAL HUNGARY		80,380,542
India - 15.5%
Axis Bank Ltd.	4,707,344	64,663,813
Bharti Airtel Ltd.	4,531,392	86,730,735
Computer Age Management Services Private Ltd.	524,208	27,617,592
HDFC Bank Ltd.	6,614,591	135,957,383
HDFC Standard Life Insurance Co. Ltd. (b)	2,660,665	22,725,495
Hindustan Aeronautics Ltd.	863,275	43,440,491
Hyundai Motor India Ltd.	267,703	5,750,025
Hyundai Motor India Ltd. (i)	51,201	1,099,752
Hyundai Motor India Ltd. (i)	51,202	1,099,774
ICICI Bank Ltd.	6,617,499	101,506,772
Infosys Ltd.	2,006,497	41,863,724
ITC Ltd.	3,055,946	17,729,800
Jindal Steel & Power Ltd.	782,600	8,540,901
Larsen & Toubro Ltd.	719,550	30,908,681
Mankind Pharma Ltd. (a)	880,475	27,861,850
Max Healthcare Institute Ltd.	1,788,000	21,583,039
NTPC Ltd.	13,537,921	65,475,553
Reliance Industries Ltd.	2,640,712	41,753,756
Reliance Industries Ltd. (a)	2,574,824	40,420,820
Tata Consultancy Services Ltd.	933,999	43,931,435
Tata Steel Ltd.	5,488,999	9,646,787
Zomato Ltd. (a)	27,558,106	79,062,284
TOTAL INDIA		919,370,462
Indonesia - 2.0%
PT Bank Central Asia Tbk	153,246,255	99,180,449
PT Bank Mandiri (Persero) Tbk	42,650,055	18,105,764
PT Bank Rakyat Indonesia (Persero) Tbk	3,739,845	1,140,107
TOTAL INDONESIA		118,426,320
Korea (South) - 9.1%
BGF Retail Co. Ltd.	159,880	13,421,004
Coupang, Inc. Class A (a)	362,400	9,346,296
Hana Financial Group, Inc.	222,870	9,647,107
Hyundai Motor Co. Ltd.	151,111	23,351,933
KB Financial Group, Inc.	523,287	34,161,179
Korea Aerospace Industries Ltd.	584,099	24,715,392
KT Corp.	104,248	3,334,847
KT&G Corp.	316,264	25,204,465
NAVER Corp.	185,814	22,803,543
Samsung Biologics Co. Ltd. (a)(b)	73,406	53,264,076
Samsung Electronics Co. Ltd.	4,845,656	206,425,224
Samsung Fire & Marine Insurance Co. Ltd.	46,067	11,205,100
SK Hynix, Inc.	783,457	102,901,280
TOTAL KOREA (SOUTH)		539,781,446
Malaysia - 0.8%
CIMB Group Holdings Bhd	17,806,300	32,288,692
MR DIY Group M Sdn Bhd (b)	6,158,200	3,068,946
Tenaga Nasional Bhd	3,677,700	11,765,481
TOTAL MALAYSIA		47,123,119
Mexico - 3.0%
America Movil S.A.B. de CV Series L	16,026,574	12,662,992
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	515,549	13,435,207
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	198,238	19,207,280
Gruma S.A.B. de CV Series B	2,230,633	38,531,497
Grupo Financiero Banorte S.A.B. de CV	8,697,814	60,564,553
Grupo Mexico SA de CV Series B	2,965,500	15,515,540
Wal-Mart de Mexico SA de CV Series V	7,668,034	21,084,746
TOTAL MEXICO		181,001,815
Peru - 0.4%
Credicorp Ltd. (United States)	117,964	21,720,711
Philippines - 1.3%
Ayala Land, Inc.	55,074,328	30,771,261
BDO Unibank, Inc.	3,175,000	8,276,229
International Container Terminal Services, Inc.	6,098,672	41,278,855
TOTAL PHILIPPINES		80,326,345
Poland - 1.0%
Allegro.eu SA (a)(b)	2,692,253	23,621,741
Powszechna Kasa Oszczednosci Bank SA	2,502,535	34,886,379
TOTAL POLAND		58,508,120
Russia - 0.0%
LUKOIL PJSC (a)(d)	568,462	0
Sberbank of Russia (a)(d)	5,098,115	1
TOTAL RUSSIA		1
Saudi Arabia - 1.6%
Al Rajhi Bank	2,092,487	49,029,171
Alinma Bank	2,012,492	15,057,386
The Saudi National Bank	3,875,754	34,209,667
TOTAL SAUDI ARABIA		98,296,224
Singapore - 0.4%
Sea Ltd. ADR Class A (a)	241,700	22,731,885
South Africa - 5.0%
Absa Group Ltd.	1,099,509	10,537,294
African Rainbow Minerals Ltd. (c)	1,837,786	18,503,931
Capitec Bank Holdings Ltd.	281,304	50,817,818
FirstRand Ltd.	5,061,585	22,239,061
Impala Platinum Holdings Ltd. (a)	5,698,051	37,610,157
MTN Group Ltd.	3,039,916	15,097,881
Naspers Ltd. Class N	75,393	17,818,943
Northam Platinum Holdings Ltd.	3,547,046	26,242,746
Pepkor Holdings Ltd. (b)	13,291,948	17,253,920
Shoprite Holdings Ltd. (c)	2,372,151	40,968,005
Standard Bank Group Ltd.	2,850,445	39,243,581
TOTAL SOUTH AFRICA		296,333,337
Taiwan - 15.1%
Alchip Technologies Ltd.	287,794	17,884,977
Chailease Holding Co. Ltd.	6,192,485	29,092,500
E Ink Holdings, Inc.	2,700,882	25,360,442
Hon Hai Precision Industry Co. Ltd. (Foxconn)	17,423,561	112,043,905
MediaTek, Inc.	1,373,925	53,658,597
Taiwan Semiconductor Manufacturing Co. Ltd.	20,202,771	635,611,716
Yageo Corp.	1,546,538	26,389,822
TOTAL TAIWAN		900,041,959
Thailand - 0.3%
CP ALL PCL (For. Reg.)	4,855,600	9,094,504
PTT Exploration and Production PCL (For. Reg.)	2,746,526	10,307,850
TOTAL THAILAND		19,402,354
United Arab Emirates - 0.8%
ADNOC Drilling Co. PJSC	32,488,300	44,844,388
United Kingdom - 0.9%
AngloGold Ashanti PLC (c)	1,939,812	53,926,774
TOTAL COMMON STOCKS (Cost $4,583,618,347)		5,633,253,893

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 4.55% to 5.13% 11/7/24 to 1/23/25 (f) (Cost $4,242,814)	4,260,000	4,243,110

Money Market Funds - 6.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (g)	345,558,634	345,627,746
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	61,564,149	61,570,305
TOTAL MONEY MARKET FUNDS (Cost $407,198,051)		407,198,051

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $4,995,059,212)	6,044,695,054
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(99,510,241)
NET ASSETS - 100.0%	5,945,184,813

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,592	Dec 2024	89,669,400	(2,301,276)	(2,301,276)

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $327,819,626 or 5.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,934,127.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
(i)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $2,199,526 and all restrictions are set to expire on or before January 31, 2025.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	315,028,737	2,011,513,464	1,980,913,538	16,086,815	(917)	-	345,627,746	0.7%
Fidelity Securities Lending Cash Central Fund 4.87%	48,137,657	651,249,884	637,817,236	506,216	-	-	61,570,305	0.3%
Total	363,166,394	2,662,763,348	2,618,730,774	16,593,031	(917)	-	407,198,051

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	488,165,645	35,394,877	452,770,768	-
Consumer Discretionary	949,339,593	311,066,924	638,272,669	-
Consumer Staples	220,365,768	90,100,700	130,265,068	-
Energy	158,420,180	65,937,754	92,482,426	-
Financials	1,342,214,745	430,297,959	911,916,785	1
Health Care	208,426,324	70,949,113	137,477,211	-
Industrials	376,572,147	107,074,225	269,497,922	-
Information Technology	1,403,265,830	-	1,403,265,830	-
Materials	345,178,522	180,329,851	164,848,671	-
Real Estate	64,064,105	33,292,844	30,771,261	-
Utilities	77,241,034	-	77,241,034	-

Government Obligations	4,243,110	-	4,243,110	-

Money Market Funds	407,198,051	407,198,051	-	-
Total Investments in Securities:	6,044,695,054	1,731,642,298	4,313,052,755	1
Derivative Instruments: Liabilities
Futures Contracts	(2,301,276)	(2,301,276)	-	-
Total Liabilities	(2,301,276)	(2,301,276)	-	-
Total Derivative Instruments:	(2,301,276)	(2,301,276)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,301,276)
Total Equity Risk	0	(2,301,276)
Total Value of Derivatives	0	(2,301,276)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $58,480,169) - See accompanying schedule:
Unaffiliated issuers (cost $4,587,861,161)	$5,637,497,003
Fidelity Central Funds (cost $407,198,051)	407,198,051

Total Investment in Securities (cost $4,995,059,212)		$6,044,695,054
Cash		188,000
Foreign currency held at value (cost $429,350)		406,585
Receivable for investments sold		37,214,111
Receivable for fund shares sold		53,770,332
Dividends receivable		5,210,455
Distributions receivable from Fidelity Central Funds		1,319,588
Receivable from investment adviser for expense reductions		73,489
Other receivables		222,622
Total assets		6,143,100,236
Liabilities
Payable for investments purchased	$58,192,082
Payable for fund shares redeemed	46,212,054
Payable for daily variation margin on futures contracts	413,920
Deferred taxes	30,720,109
Other payables and accrued expenses	806,953
Collateral on securities loaned	61,570,305
Total liabilities		197,915,423
Net Assets		$5,945,184,813
Net Assets consist of:
Paid in capital		$5,358,941,170
Total accumulated earnings (loss)		586,243,643
Net Assets		$5,945,184,813
Net Asset Value, offering price and redemption price per share ($5,945,184,813 ÷ 633,691,332 shares)		$9.38
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$146,187,165
Interest		223,431
Income from Fidelity Central Funds (including $506,216 from security lending)		16,593,031
Income before foreign taxes withheld		$163,003,627
Less foreign taxes withheld		(16,941,989)
Total income		146,061,638
Expenses
Custodian fees and expenses	$1,763,004
Independent trustees' fees and expenses	25,374
Miscellaneous	86
Total expenses before reductions	1,788,464
Expense reductions	(1,017,388)
Total expenses after reductions		771,076
Net Investment income (loss)		145,290,562
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $24,863,797)	84,134,024
Fidelity Central Funds	(917)
Foreign currency transactions	(3,278,701)
Futures contracts	23,339,690
Total net realized gain (loss)		104,194,096
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $24,128,316)	968,495,732
Assets and liabilities in foreign currencies	(20,938)
Futures contracts	1,441,597
Total change in net unrealized appreciation (depreciation)		969,916,391
Net gain (loss)		1,074,110,487
Net increase (decrease) in net assets resulting from operations		$1,219,401,049
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$145,290,562	$107,004,651
Net realized gain (loss)	104,194,096	(280,722,691)
Change in net unrealized appreciation (depreciation)	969,916,391	420,518,956
Net increase (decrease) in net assets resulting from operations	1,219,401,049	246,800,916
Distributions to shareholders	(133,767,184)	(65,273,730)

Share transactions
Proceeds from sales of shares	960,571,633	2,785,308,852
Reinvestment of distributions	133,767,184	65,273,730
Cost of shares redeemed	(1,139,645,880)	(563,995,467)

Net increase (decrease) in net assets resulting from share transactions	(45,307,063)	2,286,587,115
Total increase (decrease) in net assets	1,040,326,802	2,468,114,301

Net Assets
Beginning of period	4,904,858,011	2,436,743,710
End of period	$5,945,184,813	$4,904,858,011

Other Information
Shares
Sold	108,896,488	345,359,955
Issued in reinvestment of distributions	16,596,425	8,304,546
Redeemed	(127,545,724)	(69,208,198)
Net increase (decrease)	(2,052,811)	284,456,303

Financial Highlights
Fidelity® Series Emerging Markets Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$7.72	$6.94	$11.31	$9.65	$9.48
Income from Investment Operations
Net investment income (loss) A,B	.22	.24	.23	.20	.17
Net realized and unrealized gain (loss)	1.65	.74	(4.24)	1.62	.22
Total from investment operations	1.87	.98	(4.01)	1.82	.39
Distributions from net investment income	(.21)	(.20)	(.30)	(.16)	(.22)
Distributions from net realized gain	-	-	(.07)	-	-
Total distributions	(.21)	(.20)	(.36) C	(.16)	(.22)
Net asset value, end of period	$9.38	$7.72	$6.94	$11.31	$9.65
Total Return D	24.61%	14.04%	(36.53)%	18.88%	4.16%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.03%	.03%	.04%	.04%	.05%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.52%	2.96%	2.61%	1.70%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$5,945,185	$4,904,858	$2,436,744	$3,239,693	$2,995,875
Portfolio turnover rate G	91%	90%	65%	78%	117% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series Emerging Markets Opportunities Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
Australia - 0.0%
Paladin Energy Ltd. (Australia) (a)	995,100	6,551,346
Brazil - 5.9%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	1,051,400	16,747,031
Companhia de Transmissao de Energia Eletrica Paulista (PN)	6,449,700	27,100,142
Cury Construtora e Incorporado SA	2,713,700	11,472,751
Cyrela Brazil Realty SA	964,100	3,625,652
Dexco SA (a)	29,311,511	41,982,963
ENGIE Brasil Energia SA	4,942,000	35,452,047
Equatorial Energia SA	13,556,867	75,325,048
Hapvida Participacoes e Investimentos SA (a)(b)	26,697,200	16,255,971
Hypera SA (a)	2,337,700	8,936,873
Itau Unibanco Holding SA sponsored ADR	35,158,200	212,707,110
Localiza Rent a Car SA	13,313,940	96,775,893
LOG Commercial Properties e Participacoes SA	2,941,451	11,509,561
MercadoLibre, Inc. (a)	18,387	37,457,629
Metalurgica Gerdau SA (PN)	48,272,722	85,758,421
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	4,772,000	59,029,640
sponsored ADR	4,092,235	55,040,561
PRIO SA	9,356,800	66,329,060
Raia Drogasil SA	27,050,292	113,893,011
Rumo SA	22,472,500	77,358,673
Transmissora Alianca de Energia Eletrica SA	4,849,100	29,375,267
Vale SA sponsored ADR	17,817,970	190,652,279
XP, Inc. Class A	6,583,665	114,950,791
TOTAL BRAZIL		1,387,736,374
Canada - 0.6%
Barrick Gold Corp.	7,815,000	150,985,800
Chile - 0.5%
Antofagasta PLC	5,132,944	114,635,445
China - 30.5%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	2,542,711	68,656,445
Aier Eye Hospital Group Co. Ltd. (A Shares)	3,717,300	7,560,068
Airtac International Group	2,242,000	62,260,537
Akeso, Inc. (a)(b)	2,927,000	23,591,471
Alibaba Group Holding Ltd.	46,825,910	572,789,290
Angelalign Technology, Inc. (b)	713,600	5,606,826
Baidu, Inc. Class A (a)	1,567,045	17,881,285
Bank of Ningbo Co. Ltd. (A Shares)	16,634,300	59,784,367
BeiGene Ltd. ADR (a)	195,391	39,594,032
Beijing Enlight Media Co. Ltd. (A Shares)	11,681,676	14,531,371
Bilibili, Inc. ADR (a)(c)	1,059,780	23,442,334
BYD Co. Ltd.:
(A Shares)	947,671	39,034,701
(H Shares)	3,947,194	142,567,196
C&S Paper Co. Ltd. (A Shares)	22,938,100	22,906,939
China Communications Services Corp. Ltd. (H Shares)	76,630,000	41,169,372
China Construction Bank Corp. (H Shares)	575,330,000	446,592,176
China Gas Holdings Ltd.	38,739,927	33,268,067
China Jushi Co. Ltd. (A Shares)	59,489,300	94,498,648
China Life Insurance Co. Ltd. (H Shares)	87,243,690	184,934,169
China Medical System Holdings Ltd.	3,275,000	3,275,823
China Merchants Bank Co. Ltd. (H Shares)	35,097,000	171,748,155
China Overseas Land and Investment Ltd.	7,281,900	13,914,386
China Petroleum & Chemical Corp. (H Shares)	174,984,000	98,566,815
China Resources Beer Holdings Co. Ltd.	13,330,666	49,380,729
China Resources Land Ltd.	12,998,220	43,328,734
China Tower Corp. Ltd. (H Shares) (b)	93,148,479	12,568,623
ENN Energy Holdings Ltd.	8,821,400	62,149,369
ESR Group Ltd. (b)(c)	7,052,600	9,561,319
Eyebright Medical Technology Beijing Co. Ltd. (A Shares)	591,100	7,878,571
Flat Glass Group Co. Ltd. (A Shares)	11,028,200	44,583,014
Foxconn Industrial Internet Co. Ltd. (A Shares)	10,683,900	35,820,083
Fuyao Glass Industries Group Co. Ltd. (A Shares)	6,704,000	53,622,681
Glodon Co. Ltd. (A Shares)	3,742,300	7,445,498
Guangdong Investment Ltd.	47,012,000	29,926,780
H World Group Ltd. ADR	105,053	3,854,395
Haier Smart Home Co. Ltd.	36,190,216	131,342,492
Haier Smart Home Co. Ltd. (A Shares)	10,857,800	44,606,258
Haitian International Holdings Ltd.	17,388,306	48,095,732
Hansoh Pharmaceutical Group Co. Ltd. (b)	9,359,918	21,823,120
Innovent Biologics, Inc. (a)(b)	5,356,362	23,285,050
JD.com, Inc.:
Class A	8,793,974	178,334,999
sponsored ADR	2,514,149	102,124,732
Kanzhun Ltd. ADR	987,541	14,368,722
KE Holdings, Inc. ADR	2,330,100	51,099,093
Kuaishou Technology Class B (a)(b)	5,736,483	33,805,142
Kunlun Energy Co. Ltd.	57,386,000	54,422,705
Kweichow Moutai Co. Ltd. (A Shares)	504,610	108,342,064
Lenovo Group Ltd.	46,560,683	61,396,641
Li Auto, Inc.:
ADR (a)(c)	2,389,754	59,767,748
Class A (a)	2,119,100	26,647,889
Li Ning Co. Ltd.	24,018,532	49,007,626
Longfor Properties Co. Ltd. (b)	6,530,500	10,579,454
Medlive Technology Co. Ltd. (b)	7,905,965	8,606,129
Meituan Class B (a)(b)	18,240,715	431,034,900
Midea Group Co. Ltd. (H Shares) (c)	1,597,100	14,887,229
NAURA Technology Group Co. Ltd.	763,556	42,017,237
NetEase, Inc. ADR	588,432	47,374,660
New Oriental Education & Technology Group, Inc. sponsored ADR	834,378	52,232,063
PDD Holdings, Inc. ADR (a)	3,720,939	448,708,034
Ping An Insurance Group Co. of China Ltd. (H Shares)	49,872,000	308,996,177
Proya Cosmetics Co. Ltd. (A Shares)	6,645,722	89,577,729
Shenzhen Inovance Technology Co. Ltd. (A Shares)	12,244,600	95,570,680
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,090,739	40,851,118
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd. (H Shares) (a)	356,900	7,924,519
Sinopec Engineering Group Co. Ltd. (H Shares)	49,991,887	34,712,720
Sinopharm Group Co. Ltd. (H Shares)	10,614,400	26,443,563
Sinotruk Hong Kong Ltd.	16,663,661	44,976,556
Tencent Holdings Ltd.	24,278,303	1,265,922,452
Tongdao Liepin Group (a)	5,570,432	1,633,104
TravelSky Technology Ltd. (H Shares)	23,095,000	32,369,628
Trip.com Group Ltd. (a)	140,000	9,009,631
Trip.com Group Ltd. ADR (a)	2,664,653	171,603,653
Tsingtao Brewery Co. Ltd. (H Shares)	11,249,084	72,433,851
Uni-President China Holdings Ltd.	36,316,000	33,989,996
Xiaomi Corp. Class B (a)(b)	39,759,705	136,371,658
Yifeng Pharmacy Chain Co. Ltd.	4,773,960	15,919,418
Zai Lab Ltd. (a)(c)	10,153,300	30,958,658
Zai Lab Ltd. ADR (a)	308,859	9,333,719
Zeekr Intelligent Technology Holding Ltd. ADR (c)	1,145,817	28,771,465
Zhejiang Shuanghuan Driveline Co. Ltd.	8,471,886	33,440,263
Zhongji Innolight Co. Ltd. (A Shares)	1,630,800	32,212,240
ZTO Express, Inc. sponsored ADR Class A	5,494,000	126,966,340
TOTAL CHINA		7,262,193,126
Greece - 0.7%
Alpha Services and Holdings SA	64,577,326	96,901,579
Piraeus Financial Holdings SA	16,698,256	62,446,209
TOTAL GREECE		159,347,788
Hong Kong - 0.3%
ASMPT Ltd.	3,437,356	37,263,829
Huanxi Media Group Ltd. (a)	129,191,425	9,776,642
Kerry Properties Ltd.	5,303,000	11,201,102
TOTAL HONG KONG		58,241,573
Hungary - 0.1%
Richter Gedeon PLC	958,200	27,678,436
India - 16.8%
Akums Drugs & Pharmaceutical Ltd.	354,539	3,517,722
Apollo Hospitals Enterprise Ltd.	464,500	38,696,087
Bajaj Auto Ltd.	400,346	46,756,830
Bajaj Finance Ltd.	2,320,277	189,516,719
Bharat Electronics Ltd.	37,737,200	127,382,204
Bharti Airtel Ltd.	9,558,726	182,953,787
Coal India Ltd.	17,931,500	96,181,237
Divi's Laboratories Ltd.	641,852	44,858,165
Embassy Office Parks (REIT)	2,832,520	13,301,092
Godrej Properties Ltd. (a)	383,900	13,066,008
HDFC Bank Ltd.	26,847,397	551,825,779
HDFC Standard Life Insurance Co. Ltd. (b)	19,888,241	169,871,111
Hindustan Aeronautics Ltd.	2,665,800	134,144,577
Hyundai Motor India Ltd.	134,343	2,885,570
Hyundai Motor India Ltd. (k)	206,332	4,431,830
Hyundai Motor India Ltd. (k)	206,332	4,431,830
ICICI Bank Ltd.	19,052,196	292,244,385
Indraprastha Gas Ltd.	8,632,894	43,045,407
Infosys Ltd.	2,678,500	55,884,452
ITC Ltd.	21,087,354	122,343,317
JK Cement Ltd.	2,430,821	124,622,414
Kalyan Jewellers India Ltd.	1,966,100	15,335,471
Larsen & Toubro Ltd.	4,078,916	175,212,166
Mahanagar Gas Ltd.	2,553,434	43,660,794
Mahindra & Mahindra Ltd.	2,153,083	69,526,469
MakeMyTrip Ltd. (a)(c)	565,545	57,397,162
Mankind Pharma Ltd. (a)	703,184	22,251,634
Max Healthcare Institute Ltd.	576,400	6,957,754
NTPC Ltd.	23,876,945	115,479,783
Ola Electric Mobility Ltd. (a)(k)	3,778,710	3,601,818
Petronet LNG Ltd.	9,635,380	38,021,099
Pine Labs Private Ltd. (a)(d)(e)	9,606	3,575,641
Power Grid Corp. of India Ltd.	28,266,472	107,522,223
Reliance Industries Ltd.	12,126,092	191,732,339
Reliance Industries Ltd. (a)	12,126,092	190,361,200
Shree Cement Ltd.	188,368	56,027,198
Shriram Finance Ltd.	2,708,700	100,563,821
Sun Pharmaceutical Industries Ltd.	3,325,700	72,981,414
Sunteck Realty Ltd.	1,280,900	8,383,509
Tata Consultancy Services Ltd.	1,215,400	57,167,370
Tata Steel Ltd.	55,430,600	97,417,979
Torrent Pharmaceuticals Ltd.	829,872	31,543,126
Trent Ltd.	412,500	34,856,532
Zomato Ltd. (a)	80,632,004	231,327,595
TOTAL INDIA		3,992,864,620
Indonesia - 2.1%
First Resources Ltd.	53,106,746	58,482,969
PT Bank Central Asia Tbk	348,112,760	225,297,381
PT Bank Rakyat Indonesia (Persero) Tbk	355,543,939	108,389,039
PT Sumber Alfaria Trijaya Tbk	418,976,900	87,829,518
PT Telkom Indonesia Persero Tbk	62,826,700	11,229,819
TOTAL INDONESIA		491,228,726
Korea (South) - 7.9%
AMOREPACIFIC Corp.	747,590	63,308,006
Celltrion, Inc.	361,320	47,663,349
Coupang, Inc. Class A (a)	550,500	14,197,395
Coway Co. Ltd.	1,088,000	49,870,314
Delivery Hero AG (a)(b)(c)	432,339	18,353,709
HLB, Inc. (a)	145,000	6,901,871
Hyundai Motor Co. Ltd.	227,522	35,160,104
Kakao Corp.	695,632	18,575,339
Kakao Pay Corp. (a)	271,829	4,809,276
KB Financial Group, Inc.	2,311,110	150,873,694
LG Corp.	1,043,328	57,200,080
LS Electric Co. Ltd.	391,530	41,169,015
NAVER Corp.	703,377	86,320,123
Samsung Biologics Co. Ltd. (a)(b)	97,368	70,651,126
Samsung Electronics Co. Ltd.	17,495,962	745,328,985
Samsung Life Insurance Co. Ltd.	869,586	63,839,905
SK Hynix, Inc.	3,068,207	402,986,286
Webtoon Entertainment, Inc.	890,662	9,262,885
TOTAL KOREA (SOUTH)		1,886,471,462
Kuwait - 0.1%
Kuwait Finance House KSCP	11,974,007	28,158,053
Mauritius - 0.0%
Jumo World Holding Ltd. (a)(d)(e)	2,024,724	3,846,976
Jumo World Ltd. (a)(e)	2,021	0
TOTAL MAURITIUS		3,846,976
Mexico - 1.6%
CEMEX S.A.B. de CV sponsored ADR	14,402,500	75,181,050
Corporacion Inmobiliaria Vesta S.A.B. de CV	4,323,684	11,298,905
Fibra Uno Administracion SA de CV	12,695,600	14,618,387
Grupo Financiero Banorte S.A.B. de CV	27,442,878	191,090,042
Wal-Mart de Mexico SA de CV Series V	35,070,900	96,434,240
TOTAL MEXICO		388,622,624
Netherlands - 0.0%
CTP BV (b)	561,077	9,349,972
Panama - 0.3%
Copa Holdings SA Class A	715,075	69,576,798
Peru - 0.6%
Credicorp Ltd. (United States)	763,722	140,624,132
Philippines - 0.4%
Ayala Land, Inc.	53,392,024	29,831,320
SM Investments Corp.	2,394,000	38,447,500
SM Prime Holdings, Inc.	34,525,200	18,086,832
TOTAL PHILIPPINES		86,365,652
Poland - 0.5%
Allegro.eu SA (a)(b)	4,986,922	43,755,094
CD Projekt SA (c)	693,896	27,866,787
Dino Polska SA (a)(b)	437,900	36,287,910
LPP SA	5,500	19,937,543
TOTAL POLAND		127,847,334
Puerto Rico - 0.1%
Liberty Latin America Ltd. Class C (a)	1,779,200	17,222,656
Romania - 0.1%
Societatea de Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA	483,600	12,794,350
Russia - 0.0%
Gazprom OAO sponsored ADR (Reg. S) (a)(e)	10,986,900	110
LSR Group OJSC (a)(e)	98,230	0
Sberbank of Russia (a)(e)	12,899,053	1
Sberbank of Russia sponsored ADR (a)(e)	19,633,994	196
Severstal PAO GDR (Reg. S) (a)(e)	6,035,400	60
TOTAL RUSSIA		367
Saudi Arabia - 3.7%
Al Rajhi Bank	10,847,015	254,156,967
Alinma Bank	17,289,750	129,361,231
Bupa Arabia for Cooperative Insurance Co.	1,448,232	77,661,668
Dr Sulaiman Al Habib Medical Services Group Co.	184,731	14,077,272
Sabic Agriculture-Nutrients Co.	2,068,300	62,670,751
Saudi Arabian Oil Co. (b)	20,852,600	149,910,856
The Saudi National Bank	22,270,216	196,569,923
TOTAL SAUDI ARABIA		884,408,668
Singapore - 1.3%
Sea Ltd. ADR Class A (a)	3,348,698	314,945,047
South Africa - 3.8%
Bidvest Group Ltd./The	2,946,600	47,682,277
Capitec Bank Holdings Ltd. (c)	1,018,061	183,913,625
FirstRand Ltd.	29,034,000	127,566,542
Impala Platinum Holdings Ltd. (a)	18,906,802	124,794,917
Naspers Ltd. Class N	984,289	232,634,190
Pick 'n Pay Stores Ltd. (a)	36,546,987	52,968,877
Shoprite Holdings Ltd. (c)	7,723,676	133,391,000
TOTAL SOUTH AFRICA		902,951,428
Taiwan - 17.7%
Accton Technology Corp.	1,484,041	25,018,561
ASE Technology Holding Co. Ltd.	16,021,719	75,801,218
Asia Vital Components Co. Ltd.	3,013,475	57,916,268
AURAS Technology Co. Ltd.	1,215,000	24,493,073
BizLink Holding, Inc.	4,996,327	72,259,228
Cathay Financial Holding Co. Ltd.	67,839,000	143,738,877
CTBC Financial Holding Co. Ltd.	121,191,000	134,786,806
Delta Electronics, Inc.	3,066,529	37,997,674
E Ink Holdings, Inc.	3,357,799	31,528,688
eMemory Technology, Inc.	814,116	79,418,254
Formosa Plastics Corp.	22,480,000	33,074,318
Hon Hai Precision Industry Co. Ltd. (Foxconn)	47,459,239	305,191,257
King Yuan Electronics Co. Ltd.	12,187,712	46,083,845
MediaTek, Inc.	3,450,480	134,758,386
PharmaEssentia Corp. (a)	1,052,000	20,640,691
Taiwan Semiconductor Manufacturing Co. Ltd.	88,185,260	2,774,450,309
Uni-President Enterprises Corp.	35,655,000	100,173,394
Unimicron Technology Corp.	7,828,665	38,358,050
Wiwynn Corp.	977,973	55,781,204
Yageo Corp.	847,810	14,466,864
TOTAL TAIWAN		4,205,936,965
Tanzania - 0.0%
Helios Towers PLC (a)	4,757,300	6,526,896
Thailand - 0.3%
PTT Global Chemical PCL (For. Reg.)	90,870,400	69,990,704
Supalai PCL (For. Reg.)	17,051,000	9,894,131
TOTAL THAILAND		79,884,835
United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC	3,951,082	9,616,714
Abu Dhabi Islamic Bank	2,012,207	6,902,658
ADNOC Drilling Co. PJSC	39,905,441	55,082,448
Aldar Properties PJSC	6,438,600	13,357,328
Dubai Islamic Bank Pakistan Ltd.	3,355,049	5,708,895
Emaar Properties PJSC	22,599,135	53,466,869
TOTAL UNITED ARAB EMIRATES		144,134,912
United Kingdom - 0.3%
AngloGold Ashanti PLC	2,784,700	77,690,715
United States of America - 1.2%
Legend Biotech Corp. ADR (a)	975,400	43,912,508
Tenaris SA sponsored ADR (c)	2,211,600	72,717,408
Titan Cement International Trading SA (f)	4,455,436	157,508,017
TOTAL UNITED STATES OF AMERICA		274,137,933
TOTAL COMMON STOCKS (Cost $17,308,901,384)		23,312,961,009

Preferred Stocks - 1.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.7%
China - 0.4%
ByteDance Ltd. Series E1 (a)(d)(e)	399,541	99,553,631
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	769,712	4,171,839
		103,725,470
India - 0.3%
Meesho:
Series D2 (d)(e)	141,313	7,847,111
Series E (d)(e)	23,538	1,307,065
Series E1 (d)(e)	31,950	1,774,184
Series F (a)(d)(e)	453,122	25,601,393
Pine Labs Private Ltd.:
Series 1 (a)(d)(e)	22,959	8,546,029
Series A (a)(d)(e)	5,737	2,135,484
Series B (a)(d)(e)	6,242	2,323,460
Series B2 (a)(d)(e)	5,049	1,879,389
Series C (a)(d)(e)	9,391	3,495,612
Series C1 (a)(d)(e)	1,978	736,271
Series D (a)(d)(e)	2,116	787,639
		56,433,637
United States of America - 0.0%
Gupshup, Inc. (a)(d)(e)	566,129	4,863,048
TOTAL CONVERTIBLE PREFERRED STOCKS		165,022,155
Nonconvertible Preferred Stocks - 0.3%
Korea (South) - 0.3%
Hyundai Motor Co. Ltd. Series 2	692,638	80,286,843
TOTAL PREFERRED STOCKS (Cost $173,904,466)		245,308,998

Convertible Bonds - 0.1%
	Principal Amount (g)	Value ($)
Brazil - 0.1%
Creditas Financial Solutions Ltd. 5% 7/28/27 (d)(e) (Cost $33,309,389)	33,309,389	31,217,559

Government Obligations - 0.0%
	Principal Amount (g)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 4.58% to 5.16% 11/7/24 to 1/16/25 (h) (Cost $2,853,563)	2,860,000	2,853,808

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (i)	418,859,122	418,942,894
Fidelity Securities Lending Cash Central Fund 4.87% (i)(j)	296,802,442	296,832,122
TOTAL MONEY MARKET FUNDS (Cost $715,772,150)		715,775,016

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $18,234,740,952)	24,308,116,390
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(499,546,105)
NET ASSETS - 100.0%	23,808,570,285

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,355	Dec 2024	76,320,375	(2,519,757)	(2,519,757)

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,231,269,441 or 5.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $203,662,331 or 0.9% of net assets.

(e)	Level 3 security
(f)	Affiliated company
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,482,097.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.
(k)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $46,884,759 and all restrictions are set to expire on or before January 31, 2025.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	43,779,377

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	33,309,389

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,932,333

Gupshup, Inc.	6/08/21	12,944,653

Jumo World Holding Ltd.	9/06/23	2,024,724

Meesho Series D2	7/15/24	7,913,528

Meesho Series E	7/15/24	1,318,128

Meesho Series E1	4/18/24	1,789,200

Meesho Series F	9/21/21 - 7/15/24	34,290,258

Pine Labs Private Ltd.	6/30/21	3,581,693

Pine Labs Private Ltd. Series 1	6/30/21	8,560,493

Pine Labs Private Ltd. Series A	6/30/21	2,139,098

Pine Labs Private Ltd. Series B	6/30/21	2,327,392

Pine Labs Private Ltd. Series B2	6/30/21	1,882,570

Pine Labs Private Ltd. Series C	6/30/21	3,501,528

Pine Labs Private Ltd. Series C1	6/30/21	737,517

Pine Labs Private Ltd. Series D	6/30/21	788,972

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	355,908,574	6,628,255,712	6,565,222,210	25,592,418	2,108	(1,290)	418,942,894	0.8%
Fidelity Securities Lending Cash Central Fund 4.87%	380,133,200	3,017,878,946	3,101,180,024	2,471,446	-	-	296,832,122	1.2%
Total	736,041,774	9,646,134,658	9,666,402,234	28,063,864	2,108	(1,290)	715,775,016

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Titan Cement International Trading SA	86,321,617	-	3,417,190	4,060,134	926,250	73,677,340	157,508,017
Zai Lab Ltd.	26,836,407	27,789,911	21,984,819	-	(15,796,339)	14,113,498	-
Total	113,158,024	27,789,911	25,402,009	4,060,134	(14,870,089)	87,790,838	157,508,017

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,215,761,305	461,009,987	1,655,197,687	99,553,631
Consumer Discretionary	3,679,588,957	1,054,905,316	2,588,153,888	36,529,753
Consumer Staples	1,257,662,968	246,615,161	1,011,047,807	-
Energy	1,079,524,119	458,109,973	621,414,036	110
Financials	5,149,995,149	1,526,855,972	3,619,292,004	3,847,173
Health Care	738,428,505	159,788,811	574,467,855	4,171,839
Industrials	1,390,960,348	370,677,704	1,020,282,644	-
Information Technology	5,456,739,962	-	5,428,397,389	28,342,573
Materials	1,557,491,679	879,374,726	678,116,893	60
Real Estate	345,848,002	164,700,115	181,147,887	-
Utilities	686,269,013	196,793,885	489,475,128	-

Corporate Bonds	31,217,559	-	-	31,217,559

Government Obligations	2,853,808	-	2,853,808	-

Money Market Funds	715,775,016	715,775,016	-	-
Total Investments in Securities:	24,308,116,390	6,234,606,666	17,869,847,026	203,662,698
Derivative Instruments: Liabilities
Futures Contracts	(2,519,757)	(2,519,757)	-	-
Total Liabilities	(2,519,757)	(2,519,757)	-	-
Total Derivative Instruments:	(2,519,757)	(2,519,757)	-	-
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$420,207,786
Net Realized Gain (Loss) on Investment Securities	(437,347,441)
Net Unrealized Gain (Loss) on Investment Securities	611,237,551
Cost of Purchases	12,244,344
Proceeds of Sales	(402,679,542)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$203,662,698
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2024	$(826,376)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,519,757)
Total Equity Risk	0	(2,519,757)
Total Value of Derivatives	0	(2,519,757)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Emerging Markets Opportunities Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $275,686,110) - See accompanying schedule:
Unaffiliated issuers (cost $17,440,825,609)	$23,434,833,357
Fidelity Central Funds (cost $715,772,150)	715,775,016
Other affiliated issuers (cost $78,143,193)	157,508,017

Total Investment in Securities (cost $18,234,740,952)		$24,308,116,390
Foreign currency held at value (cost $17,022,796)		17,021,254
Receivable for investments sold		131,047,848
Receivable for fund shares sold		109,073,983
Dividends receivable		17,431,841
Interest receivable		2,103,114
Distributions receivable from Fidelity Central Funds		1,491,937
Receivable from investment adviser for expense reductions		205,654
Other receivables		5,521,173
Total assets		24,592,013,194
Liabilities
Payable to custodian bank	$374,553
Payable for investments purchased	203,005,207
Payable for fund shares redeemed	56,344,758
Payable for daily variation margin on futures contracts	352,300
Deferred taxes	221,453,121
Other payables and accrued expenses	5,085,944
Collateral on securities loaned	296,827,026
Total liabilities		783,442,909
Net Assets		$23,808,570,285
Net Assets consist of:
Paid in capital		$19,999,637,948
Total accumulated earnings (loss)		3,808,932,337
Net Assets		$23,808,570,285
Net Asset Value, offering price and redemption price per share ($23,808,570,285 ÷ 1,228,791,366 shares)		$19.38
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends (including $4,060,134 earned from affiliated issuers)		$574,912,465
Interest		2,373,414
Income from Fidelity Central Funds (including $2,471,446 from security lending)		28,063,864
Income before foreign taxes withheld		$605,349,743
Less foreign taxes withheld		(63,067,890)
Total income		542,281,853
Expenses
Custodian fees and expenses	$6,954,429
Independent trustees' fees and expenses	103,780
Interest	137,431
Miscellaneous	4,810
Total expenses before reductions	7,200,450
Expense reductions	(3,943,546)
Total expenses after reductions		3,256,904
Net Investment income (loss)		539,024,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $89,388,754)	(218,093,247)
Fidelity Central Funds	2,108
Other affiliated issuers	(14,870,089)
Foreign currency transactions	(11,140,924)
Futures contracts	20,686,368
Total net realized gain (loss)		(223,415,784)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $126,188,167)	4,788,992,969
Fidelity Central Funds	(1,290)
Other affiliated issuers	87,790,838
Assets and liabilities in foreign currencies	(978,787)
Futures contracts	(2,509,306)
Total change in net unrealized appreciation (depreciation)		4,873,294,424
Net gain (loss)		4,649,878,640
Net increase (decrease) in net assets resulting from operations		$5,188,903,589
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$539,024,949	$648,322,848
Net realized gain (loss)	(223,415,784)	(781,171,593)
Change in net unrealized appreciation (depreciation)	4,873,294,424	3,586,638,840
Net increase (decrease) in net assets resulting from operations	5,188,903,589	3,453,790,095
Distributions to shareholders	(625,661,951)	(559,062,771)

Share transactions
Proceeds from sales of shares	3,520,958,422	1,881,171,940
Reinvestment of distributions	625,661,951	559,062,771
Cost of shares redeemed	(5,067,004,063)	(7,499,526,249)

Net increase (decrease) in net assets resulting from share transactions	(920,383,690)	(5,059,291,538)
Total increase (decrease) in net assets	3,642,857,948	(2,164,564,214)

Net Assets
Beginning of period	20,165,712,337	22,330,276,551
End of period	$23,808,570,285	$20,165,712,337

Other Information
Shares
Sold	194,453,520	114,358,773
Issued in reinvestment of distributions	37,987,975	35,117,008
Redeemed	(276,531,924)	(452,937,950)
Net increase (decrease)	(44,090,429)	(303,462,169)

Financial Highlights
Fidelity® Series Emerging Markets Opportunities Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.84	$14.17	$24.69	$21.49	$19.39
Income from Investment Operations
Net investment income (loss) A,B	.42	.46	.48	.47	.35
Net realized and unrealized gain (loss)	3.61	1.58	(8.30)	3.48	2.26
Total from investment operations	4.03	2.04	(7.82)	3.95	2.61
Distributions from net investment income	(.49)	(.37)	(.68)	(.33)	(.50)
Distributions from net realized gain	-	-	(2.01)	(.41)	(.02)
Total distributions	(.49)	(.37)	(2.70) C	(.75) C	(.51) C
Net asset value, end of period	$19.38	$15.84	$14.17	$24.69	$21.49
Total Return D	25.97%	14.40%	(35.33)%	18.44%	13.66%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.03%	.03%	.03%	.03%	.04%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.32%	2.82%	2.64%	1.82%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$23,808,570	$20,165,712	$22,330,277	$29,188,538	$26,829,783
Portfolio turnover rate G	49%	41%	37%	69%	42% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series International Growth Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Belgium - 0.3%
Azelis Group NV	2,555,510	50,674,952
Canada - 3.0%
CAE, Inc. (a)	1,669,200	29,371,494
Canadian Pacific Kansas City Ltd.	4,010,140	309,354,069
Franco-Nevada Corp.	845,628	112,248,333
TOTAL CANADA		450,973,896
Denmark - 5.2%
Novo Nordisk A/S Series B	6,891,700	773,007,613
Finland - 0.6%
Kone OYJ (B Shares)	1,561,000	85,340,362
France - 11.3%
Airbus Group NV	2,057,900	313,914,599
Edenred SA	2,622,755	84,303,247
EssilorLuxottica SA	24,900	5,834,104
Lectra	994,888	27,595,830
Legrand SA	2,194,144	247,649,620
LVMH Moet Hennessy Louis Vuitton SE	611,023	406,770,568
Safran SA	2,660,500	602,245,954
TOTAL FRANCE		1,688,313,922
Germany - 6.7%
Deutsche Borse AG	904,245	210,036,492
SAP SE	3,407,800	795,670,522
TOTAL GERMANY		1,005,707,014
India - 1.2%
HDFC Bank Ltd.	3,503,496	72,011,428
Jio Financial Services Ltd. (a)	2,607,200	9,971,805
Reliance Industries Ltd.	2,047,800	32,378,897
Reliance Industries Ltd. (a)	2,047,800	32,147,345
Reliance Industries Ltd. GDR (b)	558,300	34,949,580
TOTAL INDIA		181,459,055
Italy - 1.3%
Interpump Group SpA	1,615,820	71,780,719
Prada SpA	16,064,100	123,332,317
TOTAL ITALY		195,113,036
Japan - 9.9%
Azbil Corp.	18,301,320	142,310,383
DENSO Corp.	5,943,820	84,423,017
Hoya Corp.	1,135,900	151,976,658
Keyence Corp.	877,143	395,954,351
Komatsu Ltd.	3,206,100	82,990,870
Misumi Group, Inc.	2,319,506	37,751,254
OSG Corp.	1,699,846	20,063,325
Recruit Holdings Co. Ltd.	7,222,605	441,030,528
SHO-BOND Holdings Co. Ltd.	1,883,600	66,262,310
USS Co. Ltd.	6,253,458	52,371,290
TOTAL JAPAN		1,475,133,986
Netherlands - 6.3%
Aalberts Industries NV	647,863	23,368,282
ASML Holding NV (Netherlands)	1,075,046	726,419,655
BE Semiconductor Industries NV	692,235	73,746,726
IMCD NV	718,654	114,169,606
TOTAL NETHERLANDS		937,704,269
Spain - 0.6%
Amadeus IT Holding SA Class A	1,339,164	97,014,598
Sweden - 7.5%
AddTech AB (B Shares)	921,000	25,534,950
ASSA ABLOY AB (B Shares)	7,580,337	237,436,940
Atlas Copco AB (A Shares)	30,934,644	510,527,333
Autoliv, Inc.	1,104,134	102,551,966
Epiroc AB (A Shares)	10,298,655	201,135,900
Lagercrantz Group AB (B Shares)	2,606,400	50,833,674
TOTAL SWEDEN		1,128,020,763
Switzerland - 2.6%
Schindler Holding AG:
(participation certificate)	250,231	72,848,212
(Reg.)	144,272	41,098,850
UBS Group AG	8,718,765	267,959,033
TOTAL SWITZERLAND		381,906,095
Taiwan - 3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,796,885	496,995,445
United Kingdom - 11.8%
3i Group PLC	1,739,500	71,332,925
BAE Systems PLC	17,789,500	286,718,875
Compass Group PLC	11,786,600	382,786,625
InterContinental Hotel Group PLC ADR (c)	2,773,530	309,109,919
London Stock Exchange Group PLC	2,069,600	280,505,086
RELX PLC (London Stock Exchange)	4,878,600	223,731,154
Rightmove PLC	4,026,676	30,571,658
Sage Group PLC	7,287,900	91,098,227
Spectris PLC	2,927,478	94,974,886
TOTAL UNITED KINGDOM		1,770,829,355
United States of America - 26.2%
CRH PLC	6,137,440	585,695,899
Experian PLC	7,334,289	357,198,404
GE Vernova LLC	836,300	252,278,258
Linde PLC	1,247,401	569,001,966
Marsh & McLennan Companies, Inc.	1,462,515	319,179,274
MasterCard, Inc. Class A	509,931	254,756,428
Microsoft Corp.	250,700	101,871,945
Moody's Corp.	678,859	308,229,140
Nestle SA (Reg. S)	1,401,360	132,418,211
Otis Worldwide Corp.	1,145,400	112,478,280
PriceSmart, Inc.	433,627	36,025,731
S&P Global, Inc.	615,980	295,892,153
Sherwin-Williams Co.	963,741	345,761,359
Visa, Inc. Class A	889,370	257,783,895
TOTAL UNITED STATES OF AMERICA		3,928,570,943
TOTAL COMMON STOCKS (Cost $8,721,968,437)		14,646,765,304

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $18,859,141)	172,113	42,885,396

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	223,971,584	224,016,378
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	13,130,848	13,132,161
TOTAL MONEY MARKET FUNDS (Cost $237,148,539)		237,148,539

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $8,977,976,117)	14,926,799,239
NET OTHER ASSETS (LIABILITIES) - 0.3%	47,146,060
NET ASSETS - 100.0%	14,973,945,299

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $34,949,580 or 0.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,885,396 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	18,859,141

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	270,608,875	3,405,073,756	3,451,694,625	16,342,106	28,372	-	224,016,378	0.4%
Fidelity Securities Lending Cash Central Fund 4.87%	67,864,785	1,420,592,890	1,475,325,514	198,910	-	-	13,132,161	0.1%
Total	338,473,660	4,825,666,646	4,927,020,139	16,541,016	28,372	-	237,148,539

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	73,457,054	30,571,658	-	42,885,396
Consumer Discretionary	1,558,360,300	508,676,483	1,049,683,817	-
Consumer Staples	168,443,942	36,025,731	132,418,211	-
Energy	99,475,822	34,949,580	64,526,242	-
Financials	2,431,960,906	1,788,103,170	643,857,736	-
Health Care	930,818,375	5,834,104	924,984,271	-
Industrials	4,816,955,100	1,545,496,438	3,271,458,662	-
Information Technology	2,997,471,644	1,166,540,943	1,830,930,701	-
Materials	1,612,707,557	1,612,707,557	-	-

Money Market Funds	237,148,539	237,148,539	-	-
Total Investments in Securities:	14,926,799,239	6,966,054,203	7,917,859,640	42,885,396
Fidelity® Series International Growth Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $12,699,170) - See accompanying schedule:
Unaffiliated issuers (cost $8,740,827,578)	$14,689,650,700
Fidelity Central Funds (cost $237,148,539)	237,148,539

Total Investment in Securities (cost $8,977,976,117)		$14,926,799,239
Foreign currency held at value (cost $26,840)		26,881
Receivable for investments sold		58,730,208
Receivable for fund shares sold		26,730,792
Dividends receivable		12,707,465
Reclaims receivable		35,535,440
Distributions receivable from Fidelity Central Funds		532,811
Other receivables		59,389
Total assets		15,061,122,225
Liabilities
Payable for investments purchased	$8,449,265
Payable for fund shares redeemed	62,040,134
Other payables and accrued expenses	3,555,366
Collateral on securities loaned	13,132,161
Total liabilities		87,176,926
Net Assets		$14,973,945,299
Net Assets consist of:
Paid in capital		$8,509,070,877
Total accumulated earnings (loss)		6,464,874,422
Net Assets		$14,973,945,299
Net Asset Value, offering price and redemption price per share ($14,973,945,299 ÷ 812,034,808 shares)		$18.44
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$215,354,050
Income from Fidelity Central Funds (including $198,910 from security lending)		16,541,016
Income before foreign taxes withheld		$231,895,066
Less foreign taxes withheld		(13,772,306)
Total income		218,122,760
Expenses
Custodian fees and expenses	$766,724
Independent trustees' fees and expenses	67,241
Miscellaneous	86
Total expenses before reductions	834,051
Expense reductions	(785)
Total expenses after reductions		833,266
Net Investment income (loss)		217,289,494
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $559,645)	659,411,153
Redemptions in-kind	338,431,291
Fidelity Central Funds	28,372
Foreign currency transactions	(258,525)
Total net realized gain (loss)		997,612,291
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,616,915)	2,105,754,692
Assets and liabilities in foreign currencies	1,343,075
Total change in net unrealized appreciation (depreciation)		2,107,097,767
Net gain (loss)		3,104,710,058
Net increase (decrease) in net assets resulting from operations		$3,321,999,552
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$217,289,494	$190,486,775
Net realized gain (loss)	997,612,291	18,909,853
Change in net unrealized appreciation (depreciation)	2,107,097,767	1,208,323,184
Net increase (decrease) in net assets resulting from operations	3,321,999,552	1,417,719,812
Distributions to shareholders	(186,414,240)	(434,836,481)

Share transactions
Proceeds from sales of shares	2,548,527,172	2,142,973,065
Reinvestment of distributions	186,414,240	434,836,481
Cost of shares redeemed	(3,744,668,063)	(3,104,776,773)

Net increase (decrease) in net assets resulting from share transactions	(1,009,726,651)	(526,967,227)
Total increase (decrease) in net assets	2,125,858,661	455,916,104

Net Assets
Beginning of period	12,848,086,638	12,392,170,534
End of period	$14,973,945,299	$12,848,086,638

Other Information
Shares
Sold	141,532,404	138,038,506
Issued in reinvestment of distributions	11,408,460	29,420,601
Redeemed	(208,810,528)	(200,541,435)
Net increase (decrease)	(55,869,664)	(33,082,328)

Financial Highlights
Fidelity® Series International Growth Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.80	$13.75	$20.51	$18.01	$17.07
Income from Investment Operations
Net investment income (loss) A,B	.26	.22	.21	.20	.20
Net realized and unrealized gain (loss)	3.60	1.33	(5.38)	5.19	1.38
Total from investment operations	3.86	1.55	(5.17)	5.39	1.58
Distributions from net investment income	(.22)	(.20)	(.28)	(.24)	(.37)
Distributions from net realized gain	-	(.30)	(1.31)	(2.65)	(.27)
Total distributions	(.22)	(.50)	(1.59)	(2.89)	(.64)
Net asset value, end of period	$18.44	$14.80	$13.75	$20.51	$18.01
Total Return C	26.26%	11.31%	(27.31)%	33.10%	9.39%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.44%	1.42%	1.32%	1.06%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$14,973,945	$12,848,087	$12,392,171	$15,467,124	$11,557,995
Portfolio turnover rate F	26 % G	19% G	22% G	24%	16% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series International Small Cap Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
Australia - 2.2%
Dominos Pizza Enterprises Ltd.	188,911	4,134,422
Imdex Ltd.	15,040,232	25,550,821
NIB Holdings Ltd.	972,683	3,681,945
Silex Systems Ltd. (a)	550,000	1,866,300
Steadfast Group Ltd.	9,293,721	33,470,950
Vulcan Energy Resources Ltd. (a)(b)	1,500,000	5,031,736
Whitehaven Coal Ltd.	2,575,000	11,516,391
TOTAL AUSTRALIA		85,252,565
Austria - 0.0%
AT&S Austria Technologie & Systemtechnik AG (a)(b)	105,000	1,919,933
Bailiwick of Jersey - 0.4%
JTC PLC (c)	1,115,000	14,779,934
Belgium - 2.0%
Azelis Group NV	1,156,754	22,938,065
Fagron NV	227,500	4,587,966
Galapagos NV (a)	85,000	2,269,203
Ion Beam Applications SA	140,000	2,086,305
KBC Ancora	738,579	37,277,264
Melexis NV	25,000	1,622,107
Montea SICAFI SCA	50,000	3,643,963
Warehouses de Pauw	138,500	3,287,257
TOTAL BELGIUM		77,712,130
Brazil - 0.0%
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,901,500	2,068,957
Canada - 3.9%
CAE, Inc. (a)	560,900	9,869,681
ECN Capital Corp.	533,950	847,509
Lumine Group, Inc. (a)	360,000	8,382,375
McCoy Global, Inc.	736,750	1,926,075
MTY Food Group, Inc. (b)	118,300	3,801,301
North West Co., Inc.	120,000	4,516,968
Onex Corp. (sub. vtg.)	50,000	3,598,951
Osisko Gold Royalties Ltd.	1,499,700	30,180,338
Parkland Corp.	182,500	4,246,777
Pason Systems, Inc.	2,091,500	20,233,781
Real Matters, Inc. (a)	950,000	4,810,213
Richelieu Hardware Ltd.	1,820,420	47,970,129
South Bow Corp.	450,000	11,237,476
TOTAL CANADA		151,621,574
China - 0.6%
China Resources Mixc Lifestyle Services Ltd. (c)	1,000,000	4,125,418
Chlitina Holding Ltd.	2,206,670	9,709,410
Consun Pharmaceutical Group Ltd.	3,000,000	3,197,134
Flat Glass Group Co. Ltd. (b)	900,000	1,834,083
Sinopharm Group Co. Ltd. (H Shares)	550,000	1,370,210
Zai Lab Ltd. (a)(b)	850,000	2,591,754
TOTAL CHINA		22,828,009
Denmark - 0.6%
Cadeler A/S (a)	700,000	4,702,642
Spar Nord Bank A/S	1,069,694	20,589,786
TOTAL DENMARK		25,292,428
Egypt - 0.2%
Integrated Diagnostics Holdings PLC (a)(c)	15,331,734	7,635,204
Finland - 0.2%
Huhtamaki Oyj	136,689	5,358,552
Nanoform Finland PLC (a)	500,000	730,968
TOTAL FINLAND		6,089,520
France - 3.3%
ARGAN SA	105,600	7,810,915
Elis SA	440,000	9,955,088
Exail Technologies SA (a)(b)	220,290	4,313,168
Laurent-Perrier Group SA	97,649	10,674,879
Lectra	969,210	26,883,584
LISI	454,088	11,014,733
Maisons du Monde SA (c)	259,100	1,125,935
SEB SA	30,000	3,145,773
Stef SA	75,000	11,209,264
Thermador Groupe SA	82,100	6,376,325
Vallourec SA (a)	694,300	11,366,134
Vetoquinol SA	298,648	25,955,864
TOTAL FRANCE		129,831,662
Germany - 6.9%
Aixtron AG (b)	90,000	1,426,367
Auto1 Group SE (a)(b)(c)	950,000	9,708,441
CTS Eventim AG	1,175,470	123,322,657
Gerresheimer AG	35,000	2,950,522
Nexus AG	548,816	28,744,327
NORMA Group AG	107,000	1,485,127
Rheinmetall AG	88,600	45,604,484
Scout24 AG (c)	345,500	29,745,965
Stabilus Se	547,029	21,629,369
Wacker Chemie AG (b)	76,300	6,418,858
TOTAL GERMANY		271,036,117
Greece - 0.2%
Athens International Airport SA	872,400	7,449,282
Hungary - 0.3%
Richter Gedeon PLC	363,700	10,505,789
Indonesia - 0.2%
PT Selamat Sempurna Tbk	50,000,000	6,093,119
Ireland - 1.5%
AerCap Holdings NV	366,000	34,239,300
Cairn Homes PLC	5,341,234	12,369,508
Irish Residential Properties REIT PLC	10,949,300	10,361,788
Mincon Group PLC	3,809,284	1,823,161
TOTAL IRELAND		58,793,757
Israel - 1.1%
Energean PLC	200,000	2,594,373
Ituran Location & Control Ltd.	893,735	23,889,537
Tel Aviv Stock Exchange Ltd.	1,620,557	16,290,384
TOTAL ISRAEL		42,774,294
Italy - 2.8%
Banca Generali SpA	140,000	6,204,091
BFF Bank SpA (c)	529,000	5,164,392
Brembo N.V. (b)	325,000	3,407,567
Davide Campari Milano NV	450,000	3,021,194
Dovalue SpA (a)(b)(c)	239,999	1,331,400
Generalfinance SpA	250,179	3,129,520
Generalfinance SpA rights (a)	256,737	20
Industrie de Nora SpA (b)	198,400	1,865,674
Intercos SpA	310,900	4,984,795
Interpump Group SpA	1,768,512	78,563,864
Sesa SpA	33,000	2,868,070
Sesa SpA rights (a)	33,000	0
TOTAL ITALY		110,540,587
Japan - 27.8%
Ai Holdings Corp.	416,292	6,343,696
Air Water, Inc.	250,000	3,144,765
Arealink Co. Ltd.	300,000	3,583,031
Artnature, Inc.	1,214,900	6,612,899
As One Corp.	243,000	4,544,311
ASKUL Corp.	450,000	5,674,433
Aucnet, Inc.	757,060	11,816,068
AZ-Com Maruwa Holdings, Inc.	400,000	2,699,075
Azbil Corp.	13,516,360	105,102,712
BayCurrent Consulting, Inc.	281,800	9,158,237
Belc Co. Ltd.	130,000	5,563,858
Broadleaf Co. Ltd.	4,655,173	17,225,595
Central Automotive Products Ltd.	230,779	6,950,770
Chiba Bank Ltd.	556,900	4,064,098
CKD Corp.	267,000	4,494,363
Comture Corp.	100,000	1,510,508
CTS Co. Ltd.	300,000	1,786,174
Curves Holdings Co. Ltd. (d)	5,304,859	28,078,149
Daiei Kankyo Co. Ltd.	586,100	12,088,862
Daiichikosho Co. Ltd.	1,206,928	15,081,372
Daikokutenbussan Co. Ltd.	179,300	12,423,293
Daiwabo Holdings Co. Ltd.	220,000	3,960,301
Dexerials Corp.	452,400	6,907,051
Digital Hearts Holdings Co. Ltd.	1,055,950	5,630,118
Ebara Corp.	250,000	3,757,101
Fuji Electric Co. Ltd.	74,200	3,778,851
Fujitec Co. Ltd.	880,300	31,675,113
Funai Soken Holdings, Inc.	433,957	6,907,189
Fuyo General Lease Co. Ltd.	28,800	2,037,982
Gift Holdings, Inc. (b)	545,900	11,505,984
Goldcrest Co. Ltd.	1,347,300	26,259,735
Hamamatsu Photonics K.K.	210,000	2,776,756
Hokuhoku Financial Group, Inc.	501,500	5,241,420
Inaba Denki Sangyo Co. Ltd.	216,300	5,425,210
Intermestic, Inc.	222,100	2,969,992
Iwatani Corp.	520,000	6,778,723
Iwatsuka Confectionary Co. Ltd.	211,600	3,599,734
Japan Elevator Service Holdings Co. Ltd.	146,300	2,801,264
JEOL Ltd.	80,000	2,967,642
JINS Holdings, Inc.	123,200	5,021,483
Justsystems Corp.	140,000	3,130,323
Kamigumi Co. Ltd.	175,800	3,669,227
Kansai Paint Co. Ltd.	1,085,800	17,684,044
Katitas Co. Ltd.	350,000	4,437,666
Kato Sangyo	110,000	2,978,007
Kobe Bussan Co. Ltd.	82,300	2,018,794
Koshidaka Holdings Co. Ltd. (d)	5,227,659	41,006,495
Kotobuki Spirits Co. Ltd.	432,600	5,841,273
Kuraray Co. Ltd.	429,900	5,825,777
Kusuri No Aoki Holdings Co. Ltd.	888,874	18,499,881
Kyoritsu Maintenance Co. Ltd. (b)	237,600	3,814,625
Kyoto Financial Group, Inc.	241,812	3,548,924
m-up Holdings, Inc.	250,000	2,157,462
Maeda Kosen Co. Ltd.	449,600	5,204,023
Maruwa Ceramic Co. Ltd.	25,900	7,144,972
MCJ Co. Ltd.	850,000	7,964,417
Medikit Co. Ltd.	658,800	12,110,079
Meitec Group Holdings, Inc.	201,000	3,851,817
Miroku Jyoho Service Co., Ltd.	618,891	7,371,130
Misumi Group, Inc.	652,000	10,611,664
Mitani Shoji Co. Ltd.	350,000	4,304,458
Mitsuboshi Belting Ltd.	272,952	7,006,831
Nagaileben Co. Ltd.	1,528,000	22,925,899
Net One Systems Co. Ltd.	600,000	14,567,306
Nihon Parkerizing Co. Ltd.	3,681,918	31,033,885
Nippon Concept Corp.	145,000	1,711,748
NOF Corp.	1,060,700	17,232,662
NS Tool Co. Ltd. (d)	1,444,000	6,974,922
NSD Co. Ltd.	1,934,580	41,783,051
OBIC Co. Ltd.	623,000	20,358,040
Osaka Soda Co. Ltd.	425,500	4,469,135
OSG Corp.	1,236,475	14,594,146
Paramount Bed Holdings Co. Ltd.	536,612	9,273,266
Park24 Co. Ltd. (a)	300,000	3,728,652
Prestige International, Inc.	1,100,000	4,917,329
ProNexus, Inc.	1,142,477	9,697,059
Qol Holdings Co. Ltd.	510,000	4,746,158
Relo Group, Inc.	275,000	3,345,203
Renesas Electronics Corp.	265,000	3,550,555
Rohto Pharmaceutical Co. Ltd.	407,200	9,156,855
San-Ai Obbli Co. Ltd.	1,156,272	14,116,851
SHO-BOND Holdings Co. Ltd.	1,323,800	46,569,360
Shoei Co. Ltd.	505,500	7,757,345
SK Kaken Co. Ltd.	526,920	30,606,894
Softcreate Co. Ltd.	200,000	2,834,044
Software Service, Inc.	178,500	14,834,877
Sumco Corp.	768,400	7,346,997
SWCC Showa Holdings Co. Ltd.	199,600	6,999,814
Taiyo Yuden Co. Ltd.	103,600	1,811,939
Takeuchi Manufacturing Co. Ltd.	50,000	1,558,181
Techno Medica Co. Ltd.	283,000	3,349,998
The Monogatari Corp.	925,488	21,765,696
TIS, Inc.	978,936	24,411,203
Tocalo Co. Ltd.	1,479,649	17,212,037
Toyo Suisan Kaisha Ltd.	135,000	7,930,412
USS Co. Ltd.	2,204,200	18,459,674
Visional, Inc. (a)	146,500	7,839,083
WealthNavi, Inc. (a)(b)	200,000	1,453,122
WingArc1st, Inc.	371,303	7,909,759
YAKUODO Holdings Co. Ltd.	918,800	12,778,930
Yaoko Co. Ltd.	80,500	4,893,416
YONEX Co. Ltd.	840,000	10,511,019
TOTAL JAPAN		1,085,146,329
Korea (South) - 0.4%
BGF Retail Co. Ltd.	157,318	13,205,939
Soulbrain Co. Ltd.	18,000	2,631,392
TOTAL KOREA (SOUTH)		15,837,331
Netherlands - 5.3%
Aalberts Industries NV	2,236,135	80,656,920
BE Semiconductor Industries NV	370,751	39,497,674
IMCD NV	324,929	51,620,134
Koninklijke Heijmans NV (Certificaten Van Aandelen)	390,050	10,500,853
TKH Group NV (bearer) (depositary receipt)	252,600	10,248,759
Van Lanschot Kempen NV (Bearer)	305,761	13,985,474
TOTAL NETHERLANDS		206,509,814
New Zealand - 0.1%
Contact Energy Ltd.	552,000	2,808,595
Norway - 2.1%
Europris ASA (c)	794,000	4,915,492
Kongsberg Gruppen ASA	532,308	55,407,416
Medistim ASA	440,375	6,405,338
Norconsult A/S	1,491,300	5,246,569
Selvaag Bolig ASA	840,200	2,516,735
Sparebanken Midt-Norge	356,800	5,266,272
TGS ASA	360,000	3,269,395
TOTAL NORWAY		83,027,217
Oman - 0.0%
OQ Exploration & Production SAOG	2,000,000	1,896,104
Philippines - 0.3%
International Container Terminal Services, Inc.	1,555,000	10,525,016
Poland - 0.1%
Allegro.eu SA (a)(c)	300,000	2,632,190
Sygnity SA (a)	81,669	1,342,532
TOTAL POLAND		3,974,722
Puerto Rico - 0.1%
Liberty Latin America Ltd. Class C (a)	390,000	3,775,200
Singapore - 0.2%
Boustead Singapore Ltd.	9,400,000	7,316,659
Spain - 0.9%
Cie Automotive SA	66,585	1,781,725
Fluidra SA	574,020	15,434,927
Logista Integral SA	407,000	12,440,270
Neinor Homes SLU (c)	322,500	5,290,055
TOTAL SPAIN		34,946,977
Sweden - 12.5%
Addlife AB B Shares	1,383,651	17,583,694
AddTech AB (B Shares)	4,147,896	115,001,429
Alligo AB (B Shares)	500,000	5,912,967
Autoliv, Inc.	405,900	37,699,992
Bergman & Beving AB (B Shares)	1,406,054	39,524,257
Betsson AB (B Shares) (a)	540,000	7,182,734
BHG Group AB (a)	1,953,200	3,272,275
Dometic Group AB (c)	491,200	2,667,022
Hemnet Group AB	1,534,200	48,151,868
HEXPOL AB (B Shares)	375,500	3,556,035
INVISIO AB	853,872	21,477,932
JM AB	315,300	5,306,023
John Mattson Fastighetsforetagen AB (a)	2,484,706	15,344,961
Lagercrantz Group AB (B Shares)	7,806,599	152,255,258
Prisma Properties AB	1,394,232	3,277,336
Rusta AB	1,250,000	8,382,569
TOTAL SWEDEN		486,596,352
Switzerland - 0.6%
Tecan Group AG	73,160	18,468,971
VZ Holding AG	31,122	5,023,921
TOTAL SWITZERLAND		23,492,892
Taiwan - 1.2%
Addcn Technology Co. Ltd. (d)	3,559,432	20,624,736
eMemory Technology, Inc.	200,000	19,510,304
International Games Systems Co. Ltd.	228,000	7,217,343
TOTAL TAIWAN		47,352,383
United Kingdom - 16.0%
B&M European Value Retail SA	1,383,231	6,913,262
Baltic Classifieds Group PLC	11,221,800	45,652,692
Berkeley Group Holdings PLC	71,788	4,096,570
Big Yellow Group PLC	450,000	7,009,450
Bodycote PLC	5,506,061	39,332,838
Cab Payments Holdings Ltd. (a)(b)	2,070,900	2,985,420
Clarkson PLC	508,634	23,053,413
DCC PLC (United Kingdom)	175,000	11,066,060
Diploma PLC	365,000	20,040,245
Domino's Pizza UK & IRL PLC	1,017,300	3,951,014
Dowlais Group PLC	3,320,487	2,097,129
DP Poland PLC (a)	42,210,188	5,987,072
Dunelm Group PLC	313,000	4,483,972
Games Workshop Group PLC	254,277	39,214,146
GlobalData PLC (b)	1,200,000	3,141,100
Grainger Trust PLC	1,156,700	3,385,720
H&T Group PLC	600,000	2,854,842
Harbour Energy PLC	875,800	3,121,386
Hill & Smith Holdings PLC	515,514	13,527,246
Howden Joinery Group PLC	5,297,682	57,517,829
Inchcape PLC	960,300	8,865,933
InterContinental Hotel Group PLC ADR	459,000	51,155,550
J.D. Wetherspoon PLC	333,500	2,640,394
Lancashire Holdings Ltd.	1,661,924	13,522,127
LSL Property Services PLC	694,900	2,697,077
On The Beach Group PLC (c)	2,387,000	4,462,980
Oxford Instruments PLC	705,000	19,544,838
Petershill Partners PLC (c)	2,473,300	6,920,557
Pets At Home Group PLC	1,341,900	5,125,187
Pinewood Technologies Group PLC	959,406	4,107,192
Premier Foods PLC	2,661,300	6,465,159
Raspberry Pi Ltd. (b)	350,000	1,578,674
Rightmove PLC	2,124,463	16,129,521
RS GROUP PLC	1,133,987	10,162,426
Sabre Insurance Group PLC (c)	4,222,347	7,448,083
Sage Group PLC	1,525,000	19,062,391
SigmaRoc PLC (a)	21,000,000	21,121,191
Softcat PLC	280,945	6,140,384
Spectris PLC	2,671,706	86,676,988
Spirax-Sarco Engineering PLC	57,897	4,818,999
Synthomer PLC (a)(b)	1,675,895	3,889,769
Unite Group PLC	1,599,074	18,052,162
Vistry Group PLC (a)	527,500	6,186,281
TOTAL UNITED KINGDOM		626,205,269
United States of America - 2.7%
Morningstar, Inc.	242,746	79,632,825
PriceSmart, Inc.	209,112	17,373,025
Ramaco Resources, Inc. Class A (b)	370,000	3,755,500
Smurfit Westrock PLC	120,000	6,212,570
TOTAL UNITED STATES OF AMERICA		106,973,920
TOTAL COMMON STOCKS (Cost $2,819,287,533)		3,778,609,641

Investment Companies - 0.4%
	Shares	Value ($)
United States of America - 0.4%
iShares MSCI EAFE Small-Cap ETF (Cost $12,360,813)	225,000	14,278,500

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (e)	105,718,429	105,739,573
Fidelity Securities Lending Cash Central Fund 4.87% (e)(f)	28,488,175	28,491,024
TOTAL MONEY MARKET FUNDS (Cost $134,229,703)		134,230,597

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,965,878,049)	3,927,118,738
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(20,072,301)
NET ASSETS - 100.0%	3,907,046,437

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $107,953,068 or 2.8% of net assets.

(d)	Affiliated company
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	133,243,313	923,031,788	950,535,328	4,094,140	(133)	(67)	105,739,573	0.2%
Fidelity Securities Lending Cash Central Fund 4.87%	25,436,981	495,764,326	492,710,283	664,566	-	-	28,491,024	0.1%
Total	158,680,294	1,418,796,114	1,443,245,611	4,758,706	(133)	(67)	134,230,597

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Addcn Technology Co. Ltd.	13,841,044	6,731,918	-	743,509	-	51,774	20,624,736
Broadleaf Co. Ltd.	22,027,448	-	5,989,477	49,541	(2,749,092)	3,936,716	-
Curves Holdings Co. Ltd.	25,681,624	266,743	3,283,693	539,626	(1,985,048)	7,398,523	28,078,149
Digital Hearts Holdings Co. Ltd.	7,796,576	521,550	1,749,671	157,824	(3,162,949)	2,224,612	-
Koshidaka Holdings Co. Ltd.	31,643,463	5,702,170	-	575,681	-	3,660,862	41,006,495
NS Tool Co. Ltd.	10,284,096	346,467	246,387	247,364	(364,028)	(3,045,226)	6,974,922
YAKUODO Holdings Co. Ltd.	15,137,096	3,336,020	1,620,671	141,585	(654,810)	(3,418,705)	-
Total	126,411,347	16,904,868	12,889,899	2,455,130	(8,915,927)	10,808,556	96,684,302

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	309,701,354	266,777,903	42,923,451	-
Consumer Discretionary	443,427,366	253,771,522	189,655,844	-
Consumer Staples	166,994,879	44,014,826	122,980,053	-
Energy	92,303,466	59,891,501	32,411,965	-
Financials	299,019,813	245,521,352	53,498,461	-
Health Care	202,121,679	125,654,948	76,466,731	-
Industrials	1,172,540,798	917,015,056	255,525,742	-
Information Technology	723,307,868	397,197,904	326,109,964	-
Materials	242,435,193	94,020,059	148,415,134	-
Real Estate	123,948,630	82,197,577	41,751,053	-
Utilities	2,808,595	-	2,808,595	-

Investment Companies	14,278,500	14,278,500	-	-

Money Market Funds	134,230,597	134,230,597	-	-
Total Investments in Securities:	3,927,118,738	2,634,571,745	1,292,546,993	-
Fidelity® Series International Small Cap Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $26,645,361) - See accompanying schedule:
Unaffiliated issuers (cost $2,743,293,557)	$3,696,203,839
Fidelity Central Funds (cost $134,229,703)	134,230,597
Other affiliated issuers (cost $88,354,789)	96,684,302

Total Investment in Securities (cost $2,965,878,049)		$3,927,118,738
Cash		401,504
Foreign currency held at value (cost $5,693)		5,693
Receivable for investments sold		20,503,776
Receivable for fund shares sold		277,757
Dividends receivable		11,282,567
Reclaims receivable		5,173,888
Distributions receivable from Fidelity Central Funds		396,394
Other receivables		10,274
Total assets		3,965,170,591
Liabilities
Payable for investments purchased	$9,817,017
Payable for fund shares redeemed	19,709,331
Other payables and accrued expenses	106,782
Collateral on securities loaned	28,491,024
Total liabilities		58,124,154
Net Assets		$3,907,046,437
Net Assets consist of:
Paid in capital		$2,649,524,094
Total accumulated earnings (loss)		1,257,522,343
Net Assets		$3,907,046,437
Net Asset Value, offering price and redemption price per share ($3,907,046,437 ÷ 218,986,066 shares)		$17.84
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends (including $2,455,130 earned from affiliated issuers)		$95,388,280
Income from Fidelity Central Funds (including $664,566 from security lending)		4,758,706
Income before foreign taxes withheld		$100,146,986
Less foreign taxes withheld		(8,208,156)
Total income		91,938,830
Expenses
Custodian fees and expenses	$309,955
Independent trustees' fees and expenses	17,720
Interest	3,840
Miscellaneous	86
Total expenses		331,601
Net Investment income (loss)		91,607,229
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $42,573)	278,345,846
Fidelity Central Funds	(133)
Other affiliated issuers	(8,915,927)
Foreign currency transactions	(405,085)
Total net realized gain (loss)		269,024,701
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $152,968)	551,881,261
Fidelity Central Funds	(67)
Other affiliated issuers	10,808,556
Assets and liabilities in foreign currencies	(417,981)
Total change in net unrealized appreciation (depreciation)		562,271,769
Net gain (loss)		831,296,470
Net increase (decrease) in net assets resulting from operations		$922,903,699
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$91,607,229	$74,884,949
Net realized gain (loss)	269,024,701	47,300,034
Change in net unrealized appreciation (depreciation)	562,271,769	93,637,886
Net increase (decrease) in net assets resulting from operations	922,903,699	215,822,869
Distributions to shareholders	(133,792,393)	(211,666,578)

Share transactions
Proceeds from sales of shares	459,760,468	786,276,246
Reinvestment of distributions	133,792,393	211,666,578
Cost of shares redeemed	(893,921,187)	(830,053,983)

Net increase (decrease) in net assets resulting from share transactions	(300,368,326)	167,888,841
Total increase (decrease) in net assets	488,742,980	172,045,132

Net Assets
Beginning of period	3,418,303,457	3,246,258,325
End of period	$3,907,046,437	$3,418,303,457

Other Information
Shares
Sold	26,690,757	51,964,278
Issued in reinvestment of distributions	8,425,214	14,026,944
Redeemed	(51,491,124)	(54,776,134)
Net increase (decrease)	(16,375,153)	11,215,088

Financial Highlights
Fidelity® Series International Small Cap Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.52	$14.48	$24.12	$17.55	$16.71
Income from Investment Operations
Net investment income (loss) A,B	.40	.32	.35	.29	.22
Net realized and unrealized gain (loss)	3.49	.67	(7.16)	6.45	1.36
Total from investment operations	3.89	.99	(6.81)	6.74	1.58
Distributions from net investment income	(.37)	(.21)	(.47)	(.17)	(.36)
Distributions from net realized gain	(.20)	(.73)	(2.35)	-	(.38)
Total distributions	(.57)	(.95) C	(2.83) C	(.17)	(.74)
Net asset value, end of period	$17.84	$14.52	$14.48	$24.12	$17.55
Total Return D	27.24%	6.57%	(31.82)%	38.60%	9.60%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.32%	2.02%	2.03%	1.34%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$3,907,046	$3,418,303	$3,246,258	$4,847,936	$3,653,041
Portfolio turnover rate G	30%	26%	25%	32%	24% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Series International Value Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
Australia - 6.1%
BHP Group Ltd.	11,357,239	315,533,402
Commonwealth Bank of Australia	905,087	84,421,453
Glencore PLC	48,671,427	255,264,141
Macquarie Group Ltd.	1,278,323	193,469,555
Woodside Energy Group Ltd.	4,119,514	64,834,803
TOTAL AUSTRALIA		913,523,354
Belgium - 1.9%
KBC Group NV	1,786,087	129,546,980
UCB SA	844,200	162,351,648
TOTAL BELGIUM		291,898,628
Denmark - 0.4%
DSV A/S	280,640	60,995,796
Finland - 1.1%
Mandatum Holding OY	2,643,387	12,202,961
Sampo Oyj (A Shares)	3,458,467	153,111,262
TOTAL FINLAND		165,314,223
France - 9.8%
Air Liquide SA	1,093,388	196,046,003
Alten SA	502,708	42,487,963
AXA SA	9,182,579	344,797,853
BNP Paribas SA	2,908,070	198,603,823
Capgemini SA	477,028	82,755,222
Danone SA	2,695,200	192,541,172
TotalEnergies SE	4,755,067	298,407,570
Vivendi SA	11,146,955	118,753,232
TOTAL FRANCE		1,474,392,838
Germany - 11.1%
Bayer AG	1,103,282	29,730,069
Bayerische Motoren Werke AG (BMW)	586,400	46,129,789
Commerzbank AG	914,500	16,244,225
Covestro AG (a)(b)	715,100	45,270,871
Daimler Truck Holding AG	1,252,800	51,797,489
Deutsche Post AG ADR	3,029,907	121,709,943
Fresenius SE & Co. KGaA (a)	3,414,700	124,504,674
Hannover Reuck SE	612,463	160,888,901
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	479,991	245,457,923
Rheinmetall AG	617,681	317,934,803
RWE AG	2,947,500	95,446,881
Siemens AG	1,372,087	266,939,342
Vonovia SE	4,235,470	138,951,116
TOTAL GERMANY		1,661,006,026
Hong Kong - 0.7%
Prudential PLC	11,934,876	99,356,053
India - 0.6%
Reliance Industries Ltd. GDR (b)	1,535,800	96,141,080
Indonesia - 0.6%
PT Bank Central Asia Tbk	147,482,400	95,450,102
Ireland - 0.4%
Bank of Ireland Group PLC	6,655,900	61,264,501
Italy - 5.0%
Eni SpA	11,691,700	178,101,869
Mediobanca SpA	12,384,455	204,357,966
Prysmian SpA	1,746,200	123,120,991
Ryanair Holdings PLC sponsored ADR (c)	1,672,000	74,002,720
UniCredit SpA	3,700,700	163,716,059
TOTAL ITALY		743,299,605
Japan - 22.6%
DENSO Corp.	11,502,584	163,376,893
Eisai Co. Ltd.	541,200	18,335,919
FUJIFILM Holdings Corp.	5,747,047	136,712,599
Fujitsu Ltd.	6,431,600	123,652,919
Hitachi Ltd.	16,369,500	411,281,398
Hoya Corp.	515,609	68,985,415
Ibiden Co. Ltd.	1,568,944	49,837,046
INPEX Corp.	5,141,200	67,771,587
Itochu Corp.	5,853,253	289,547,727
LY Corp.	11,627,600	31,717,617
Minebea Mitsumi, Inc.	2,551,651	44,920,487
Mitsubishi Heavy Industries Ltd.	17,213,800	243,006,385
Mitsubishi UFJ Financial Group, Inc.	27,905,444	294,130,185
Mitsui & Co. Ltd.	3,290,300	67,081,483
Nintendo Co. Ltd.	1,096,100	57,899,273
NOF Corp.	3,095,400	50,289,413
ORIX Corp.	7,646,533	161,111,544
Renesas Electronics Corp.	8,722,560	116,867,658
Shin-Etsu Chemical Co. Ltd.	6,064,610	222,231,353
SoftBank Group Corp.	1,709,737	101,931,940
Sony Group Corp.	5,101,025	89,765,373
Sumitomo Forestry Co. Ltd.	1,649,400	63,541,270
Sumitomo Mitsui Financial Group, Inc.	13,291,249	281,967,756
TIS, Inc.	2,250,456	56,118,417
Tokio Marine Holdings, Inc.	5,199,525	187,266,950
TOTAL JAPAN		3,399,348,607
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	1,187,513	50,588,122
Netherlands - 0.3%
Universal Music Group NV	1,800,853	45,320,619
Singapore - 1.2%
United Overseas Bank Ltd.	7,313,689	177,788,840
South Africa - 1.1%
Anglo American PLC (United Kingdom)	5,350,545	165,869,133
Thungela Resources Ltd.	707,874	5,056,735
TOTAL SOUTH AFRICA		170,925,868
Spain - 3.4%
Banco Santander SA (Spain)	73,590,572	359,576,266
Bankinter SA	7,724,300	62,931,784
Cellnex Telecom SA (b)	2,392,638	87,707,350
TOTAL SPAIN		510,215,400
Sweden - 1.8%
Investor AB (B Shares)	9,519,260	269,329,153
Switzerland - 3.3%
Swiss Life Holding AG	161,700	131,899,114
UBS Group AG (c)	2,341,129	71,825,838
Zurich Insurance Group Ltd.	488,250	287,874,750
TOTAL SWITZERLAND		491,599,702
United Kingdom - 14.7%
AstraZeneca PLC (United Kingdom)	1,219,859	173,578,133
B&M European Value Retail SA	6,535,900	32,665,828
BAE Systems PLC	19,623,109	316,271,719
Barratt Developments PLC	36,274,224	208,798,234
Beazley PLC	8,566,017	83,448,379
Bunzl PLC	1,878,600	82,650,949
Flutter Entertainment PLC (a)	199,200	46,594,121
HSBC Holdings PLC (United Kingdom)	23,915,600	219,497,933
Imperial Brands PLC	4,519,914	136,402,086
JD Sports Fashion PLC	23,537,300	37,634,213
Lloyds Banking Group PLC	281,987,400	193,556,249
London Stock Exchange Group PLC	916,800	124,259,307
Rolls-Royce Holdings PLC (a)	17,110,800	118,071,343
Standard Chartered PLC (United Kingdom)	15,274,022	177,123,435
Unilever PLC	4,210,279	256,835,567
TOTAL UNITED KINGDOM		2,207,387,496
United States of America - 10.1%
CRH PLC	3,394,128	323,901,635
Ferguson Enterprises, Inc.	584,295	115,423,819
GSK PLC	7,450,198	134,539,963
Holcim AG	1,938,960	191,033,196
Linde PLC	406,714	185,522,591
Shell PLC ADR	8,299,148	560,607,448
TOTAL UNITED STATES OF AMERICA		1,511,028,652
TOTAL COMMON STOCKS (Cost $10,327,912,023)		14,496,174,665

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
Germany - 0.5%
Porsche Automobil Holding SE (Germany) (Cost $121,392,882)	1,868,477	77,622,634

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d)	315,580,093	315,643,209
Fidelity Securities Lending Cash Central Fund 4.87% (d)(e)	24,878,428	24,880,916
TOTAL MONEY MARKET FUNDS (Cost $340,524,125)		340,524,125

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $10,789,829,030)	14,914,321,424
NET OTHER ASSETS (LIABILITIES) - 0.7%	100,911,828
NET ASSETS - 100.0%	15,015,233,252

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $229,119,301 or 1.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	292,175,622	2,918,084,372	2,894,616,486	15,676,759	(299)	-	315,643,209	0.6%
Fidelity Securities Lending Cash Central Fund 4.87%	171,028,158	1,851,455,624	1,997,602,866	711,338	-	-	24,880,916	0.1%
Total	463,203,780	4,769,539,996	4,892,219,352	16,388,097	(299)	-	340,524,125

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	443,330,031	206,460,582	236,869,449	-
Consumer Discretionary	766,128,355	371,822,185	394,306,170	-
Consumer Staples	585,778,825	-	585,778,825	-
Energy	1,270,921,092	661,805,263	609,115,829	-
Financials	5,246,477,100	2,061,425,183	3,185,051,917	-
Health Care	712,025,821	286,856,322	425,169,499	-
Industrials	2,704,756,394	825,926,567	1,878,829,827	-
Information Technology	659,019,946	42,487,963	616,531,983	-
Materials	1,950,961,738	745,728,293	1,205,233,445	-
Real Estate	138,951,116	138,951,116	-	-
Utilities	95,446,881	95,446,881	-	-

Money Market Funds	340,524,125	340,524,125	-	-
Total Investments in Securities:	14,914,321,424	5,777,434,480	9,136,886,944	-
Fidelity® Series International Value Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $23,871,587) - See accompanying schedule:
Unaffiliated issuers (cost $10,449,304,905)	$14,573,797,299
Fidelity Central Funds (cost $340,524,125)	340,524,125

Total Investment in Securities (cost $10,789,829,030)		$14,914,321,424
Cash		652,895
Foreign currency held at value (cost $35,076)		35,078
Receivable for investments sold		26,183,270
Receivable for fund shares sold		64,818,901
Dividends receivable		48,606,274
Reclaims receivable		42,343,758
Distributions receivable from Fidelity Central Funds		1,182,005
Other receivables		154,138
Total assets		15,098,297,743
Liabilities
Payable for investments purchased	$24,188,046
Payable for fund shares redeemed	33,662,167
Other payables and accrued expenses	333,362
Collateral on securities loaned	24,880,916
Total liabilities		83,064,491
Net Assets		$15,015,233,252
Net Assets consist of:
Paid in capital		$11,101,709,583
Total accumulated earnings (loss)		3,913,523,669
Net Assets		$15,015,233,252
Net Asset Value, offering price and redemption price per share ($15,015,233,252 ÷ 1,165,844,679 shares)		$12.88
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$499,567,694
Income from Fidelity Central Funds (including $711,338 from security lending)		16,388,097
Income before foreign taxes withheld		$515,955,791
Less foreign taxes withheld		(25,529,362)
Total income		490,426,429
Expenses
Custodian fees and expenses	$797,711
Independent trustees' fees and expenses	66,982
Interest	6,993
Miscellaneous	86
Total expenses before reductions	871,772
Expense reductions	(2,251)
Total expenses after reductions		869,521
Net Investment income (loss)		489,556,908
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	623,833,092
Redemptions in-kind	252,285,154
Fidelity Central Funds	(299)
Foreign currency transactions	(1,780,233)
Total net realized gain (loss)		874,337,714
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,872,543,282
Assets and liabilities in foreign currencies	400,663
Total change in net unrealized appreciation (depreciation)		1,872,943,945
Net gain (loss)		2,747,281,659
Net increase (decrease) in net assets resulting from operations		$3,236,838,567
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$489,556,908	$459,683,466
Net realized gain (loss)	874,337,714	190,312,862
Change in net unrealized appreciation (depreciation)	1,872,943,945	1,675,747,717
Net increase (decrease) in net assets resulting from operations	3,236,838,567	2,325,744,045
Distributions to shareholders	(464,306,298)	(425,784,758)

Share transactions
Proceeds from sales of shares	2,566,225,333	1,992,285,965
Reinvestment of distributions	464,306,298	425,784,758
Cost of shares redeemed	(3,574,593,160)	(3,899,245,756)

Net increase (decrease) in net assets resulting from share transactions	(544,061,529)	(1,481,175,033)
Total increase (decrease) in net assets	2,228,470,740	418,784,254

Net Assets
Beginning of period	12,786,762,512	12,367,978,258
End of period	$15,015,233,252	$12,786,762,512

Other Information
Shares
Sold	209,265,440	187,826,877
Issued in reinvestment of distributions	41,345,609	42,493,489
Redeemed	(286,259,687)	(368,035,186)
Net increase (decrease)	(35,648,638)	(137,714,820)

Financial Highlights
Fidelity® Series International Value Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.64	$9.24	$11.62	$8.25	$9.82
Income from Investment Operations
Net investment income (loss) A,B	.40	.37	.42	.43 C	.26
Net realized and unrealized gain (loss)	2.22	1.36	(2.24)	3.23	(1.43)
Total from investment operations	2.62	1.73	(1.82)	3.66	(1.17)
Distributions from net investment income	(.38)	(.33)	(.56)	(.29)	(.36)
Distributions from net realized gain	-	-	-	-	(.04)
Total distributions	(.38)	(.33)	(.56)	(.29)	(.40)
Net asset value, end of period	$12.88	$10.64	$9.24	$11.62	$8.25
Total Return D	25.19%	18.99%	(16.40)%	44.95%	(12.55)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	3.25%	3.42%	4.09%	3.97% C	2.92%
Supplemental Data
Net assets, end of period (000 omitted)	$15,015,233	$12,786,763	$12,367,978	$15,330,482	$11,605,710
Portfolio turnover rate G	33 % H	30% H	31% H	34%	36% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.00%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Series International Growth Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Fidelity Series Emerging Markets Fund did not recognize dividend income during the period on certain Russian securities due to restrictions imposed by the Russian government on these dividend payments. There is uncertainty regarding the timeline for these restrictions to be lifted and the collectability of these and future dividend payments on Russian securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses or Deferred taxes on each applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Series Emerging Markets Fund	5,040,066,629	1,244,061,187	(239,432,762)	1,004,628,425
Fidelity Series Emerging Markets Opportunities Fund	18,493,335,330	7,715,760,534	(1,900,979,474)	5,814,781,060
Fidelity Series International Growth Fund	9,015,223,524	6,125,238,140	(213,662,425)	5,911,575,715
Fidelity Series International Small Cap Fund	3,013,184,312	1,197,430,598	(283,496,172)	913,934,426
Fidelity Series International Value Fund	11,091,487,610	4,293,978,661	(471,143,457)	3,822,835,204

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Series Emerging Markets Fund	126,771,876	-	(514,289,584)	1,004,481,459
Fidelity Series Emerging Markets Opportunities Fund	357,553,902	-	(2,140,293,194)	5,813,214,750
Fidelity Series International Growth Fund	192,736,274	363,144,880	-	5,912,233,219
Fidelity Series International Small Cap Fund	108,426,692	235,798,510	-	913,297,142
Fidelity Series International Value Fund	511,226,088	-	(418,212,570)	3,820,510,152

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Series Emerging Markets Fund	(496,537,375)	(17,752,209)	(514,289,584)
Fidelity Series Emerging Markets Opportunities Fund	(1,195,026,240)	(945,266,954)	(2,140,293,194)

Fidelity Series International Value Fund	(418,212,570)	-	(418,212,570)

The tax character of distributions paid was as follows:

October 31, 2024
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Series Emerging Markets Fund	133,767,184	-	133,767,184
Fidelity Series Emerging Markets Opportunities Fund	625,661,951	-	625,661,951
Fidelity Series International Growth Fund	186,414,240	-	186,414,240
Fidelity Series International Small Cap Fund	87,461,459	46,330,934	133,792,393
Fidelity Series International Value Fund	464,306,298	-	464,306,298

October 31, 2023
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity Series Emerging Markets Fund	65,273,730	-	65,273,730
Fidelity Series Emerging Markets Opportunities Fund	559,062,771	-	559,062,771
Fidelity Series International Growth Fund	172,554,159	262,282,322	434,836,481
Fidelity Series International Small Cap Fund	47,608,217	164,058,361	211,666,578
Fidelity Series International Value Fund	425,784,758	-	425,784,758

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	4,991,712,764	4,955,406,382
Fidelity Series Emerging Markets Opportunities Fund	11,085,356,115	12,217,022,079
Fidelity Series International Growth Fund	3,742,365,611	4,048,759,584
Fidelity Series International Small Cap Fund	1,145,998,067	1,437,818,069
Fidelity Series International Value Fund	4,897,148,377	4,845,795,101

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	35,969,890	338,431,291	643,426,122
Fidelity Series International Value Fund	52,080,465	252,285,154	642,076,082

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	24,781,944	187,812,495	380,697,437
Fidelity Series International Value Fund	36,205,694	125,106,946	383,424,293
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Emerging Markets Fund	413
Fidelity Series Emerging Markets Opportunities Fund	32,321
Fidelity Series International Growth Fund	6,978
Fidelity Series International Small Cap Fund	848
Fidelity Series International Value Fund	1,555

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Emerging Markets Opportunities Fund	Borrower	86,008,727	5.23%	137,431
Fidelity Series International Small Cap Fund	Borrower	24,754,000	5.59%	3,840
Fidelity Series International Value Fund	Borrower	15,023,000	5.59%	6,993

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Emerging Markets Fund	27,861,150	61,884,455	444,283
Fidelity Series Emerging Markets Opportunities Fund	32,838,438	145,455,948	20,910,905
Fidelity Series International Growth Fund	224,704,657	60,683,576	23,374,706
Fidelity Series International Small Cap Fund	37,285,962	69,948,666	9,513,357
Fidelity Series International Value Fund	101,898,427	286,732,792	101,141,256

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Series Emerging Markets Opportunities Fund	16,920
Fidelity Series International Small Cap Fund	19,711

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Emerging Markets Fund	55,147	-	-
Fidelity Series Emerging Markets Opportunities Fund	271,738	5	-
Fidelity Series International Growth Fund	21,731	-	-
Fidelity Series International Small Cap Fund	72,155	1	-
Fidelity Series International Value Fund	76,853	-	-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2028. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Fidelity Series Emerging Markets Fund	.013%	1,012,843
Fidelity Series Emerging Markets Opportunities Fund	.013%	3,939,744

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Series Emerging Markets Fund	4,545
Fidelity Series Emerging Markets Opportunities Fund	3,802
Fidelity Series International Growth Fund	785
Fidelity Series International Value Fund	2,251
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Growth Fund	$463,867,505
Fidelity Series International Small Cap Fund	$249,314,645
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series International Growth Fund
December 08, 2023	12%
Fidelity Series International Small Cap Fund
December 08, 2023	2%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Fund
December 08, 2023	49.73%
Fidelity Series Emerging Markets Opportunities Fund
December 08, 2023	50.01%
Fidelity Series International Growth Fund
December 08, 2023	83.54%
Fidelity Series International Small Cap Fund
December 08, 2023	70.55%
Fidelity Series International Value Fund
December 08, 2023	70.68%
December 27, 2023	65.97%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series Emerging Markets Fund	$13,173,340
Fidelity Series Emerging Markets Opportunities Fund	$19,526,750
Fidelity Series International Growth Fund	$13,593,127
Fidelity Series International Small Cap Fund	$7,836,650
Fidelity Series International Value Fund	$13,609,741
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Series Emerging Markets Fund	12/11/23	$0.2146	$0.0288
Fidelity Series Emerging Markets Opportunities Fund	12/11/23	$0.5441	$0.0739
Fidelity Series International Growth Fund	12/11/23	$0.1922	$0.0164
Fidelity Series International Small Cap Fund	12/11/23	$0.3717	$0.0449
Fidelity Series International Value Fund	12/11/23	$0.3829	$0.0192
	12/28/23	$0.0000	$0.0000

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance and noted that the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2027.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that each fund's Advisory Contracts should be renewed through May 31, 2025.

1.907943.114
GSV-S-ANN-1224
Fidelity® Global Commodity Stock Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Global Commodity Stock Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Chemicals - 5.0%
Fertilizers & Agricultural Chemicals - 5.0%
CF Industries Holdings, Inc.	62,700	5,155,821
Corteva, Inc.	304,800	18,568,416
FMC Corp.	67,700	4,399,823
Nutrien Ltd.	359,683	17,150,396
OCI NV	144,200	1,751,270
		47,025,726
Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
Centuri Holdings, Inc.	88,600	1,663,022
Construction Materials - 0.6%
Construction Materials - 0.6%
Ultratech Cement Ltd.	44,300	5,817,138
Containers & Packaging - 1.6%
Paper & Plastic Packaging Products & Materials - 1.6%
Billerud AB	321,900	2,850,544
International Paper Co.	10,000	555,400
Smurfit Westrock PLC	221,100	11,446,660
		14,852,604
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
GrafTech International Ltd. (a)	683,684	1,162,263
Energy Equipment & Services - 6.0%
Oil & Gas Equipment & Services - 6.0%
Archrock, Inc. (b)	354,600	7,099,092
DOF Group ASA (a)	2,660,500	21,138,497
Kodiak Gas Services, Inc.	852,300	27,171,324
		55,408,913
Food Products - 10.3%
Agricultural Products & Services - 4.9%
Archer Daniels Midland Co.	818,100	45,167,301
Packaged Foods & Meats - 5.4%
JBS SA	4,918,500	30,637,995
Lamb Weston Holdings, Inc.	123,000	9,555,870
The J.M. Smucker Co.	52,600	5,970,626
Tyson Foods, Inc. Class A	76,400	4,476,276
		50,640,767
TOTAL FOOD PRODUCTS		95,808,068
Metals & Mining - 29.9%
Aluminum - 0.1%
Norsk Hydro ASA	77,100	478,587
Copper - 3.6%
ERO Copper Corp. (a)	480,640	8,826,778
First Quantum Minerals Ltd. (a)	1,922,271	24,836,898
		33,663,676
Diversified Metals & Mining - 7.1%
Anglo American PLC (United Kingdom)	549,600	17,037,830
Sigma Lithium Corp. (a)(b)	493,800	6,705,804
Sumitomo Metal Mining Co. Ltd.	103,200	2,853,334
Teck Resources Ltd. Class B (sub. vtg.)	840,600	39,109,468
		65,706,436
Gold - 7.2%
Alamos Gold, Inc. Class A	564,500	11,404,737
Franco-Nevada Corp.	109,471	14,531,138
Wheaton Precious Metals Corp.	621,500	41,043,506
		66,979,381
Precious Metals & Minerals - 4.4%
Anglo American Platinum Ltd. (b)	121,912	4,792,046
Impala Platinum Holdings Ltd. (a)	1,786,000	11,788,547
IperionX Ltd. (a)	423,066	911,709
Northam Platinum Holdings Ltd.	3,211,300	23,758,736
		41,251,038
Steel - 7.5%
Algoma Steel Group, Inc. (b)	1,304,743	13,504,090
Arch Resources, Inc. Class A,	67,758	9,944,164
Champion Iron Ltd. (b)	5,523,400	21,302,588
Reliance, Inc.	54,700	15,662,798
Tata Steel Ltd.	5,362,200	9,423,941
		69,837,581
TOTAL METALS & MINING		277,916,699
Oil, Gas & Consumable Fuels - 35.2%
Coal & Consumable Fuels - 2.6%
Alliance Resource Partners LP	365,800	9,572,986
Coal India Ltd.	592,300	3,176,987
CONSOL Energy, Inc.	89,631	9,941,871
Whitehaven Coal Ltd.	358,608	1,603,833
		24,295,677
Integrated Oil & Gas - 16.5%
Cenovus Energy, Inc. (Canada)	2,195,400	35,303,628
Exxon Mobil Corp.	556,200	64,953,035
Shell PLC (London)	1,602,973	53,518,973
		153,775,636
Oil & Gas Exploration & Production - 8.7%
Antero Resources Corp. (a)	1,139,012	29,477,631
Canadian Natural Resources Ltd.	801,800	27,267,016
Mach Natural Resources LP	635,867	10,237,459
MEG Energy Corp.	734,600	13,427,349
		80,409,455
Oil & Gas Storage & Transportation - 7.4%
Energy Transfer LP	1,920,700	31,653,136
Plains GP Holdings LP Class A	745,400	12,820,880
South Bow Corp.	970,431	24,233,767
		68,707,783
TOTAL OIL, GAS & CONSUMABLE FUELS		327,188,551
Paper & Forest Products - 10.3%
Forest Products - 4.8%
Interfor Corp. (a)(b)	1,194,600	16,464,520
Svenska Cellulosa AB SCA (B Shares)	853,900	11,288,305
West Fraser Timber Co. Ltd.	186,500	16,843,735
		44,596,560
Paper Products - 5.5%
Mondi PLC	196	3,172
Stora Enso Oyj (R Shares)	1,052,400	11,699,326
Suzano SA	914,700	9,457,285
UPM-Kymmene Corp.	1,012,600	29,662,201
		50,821,984
TOTAL PAPER & FOREST PRODUCTS		95,418,544
TOTAL COMMON STOCKS (Cost $796,830,515)		922,261,528

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c)	6,116,401	6,117,624
Fidelity Securities Lending Cash Central Fund 4.87% (c)(d)	18,319,437	18,321,269
TOTAL MONEY MARKET FUNDS (Cost $24,438,893)		24,438,893

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $821,269,408)	946,700,421
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(17,108,115)
NET ASSETS - 100.0%	929,592,306

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	9,510,122	282,981,348	286,374,024	253,404	178	-	6,117,624	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	16,678,557	515,954,831	514,312,119	715,097	-	-	18,321,269	0.1%
Total	26,188,679	798,936,179	800,686,143	968,501	178	-	24,438,893

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	922,261,528	787,099,867	135,161,661	-

Money Market Funds	24,438,893	24,438,893	-	-
Total Investments in Securities:	946,700,421	811,538,760	135,161,661	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $17,182,198) - See accompanying schedule:
Unaffiliated issuers (cost $796,830,515)	$922,261,528
Fidelity Central Funds (cost $24,438,893)	24,438,893

Total Investment in Securities (cost $821,269,408)		$946,700,421
Cash		432,254
Foreign currency held at value (cost $6,237)		6,216
Receivable for investments sold		120,750
Receivable for fund shares sold		572,825
Dividends receivable		3,506,454
Distributions receivable from Fidelity Central Funds		148,600
Prepaid expenses		1,194
Other receivables		4,782
Total assets		951,493,496
Liabilities
Payable for investments purchased	$1,112,284
Payable for fund shares redeemed	1,491,217
Accrued management fee	657,799
Distribution and service plan fees payable	40,719
Other payables and accrued expenses	277,902
Collateral on securities loaned	18,321,269
Total liabilities		21,901,190
Net Assets		$929,592,306
Net Assets consist of:
Paid in capital		$966,245,500
Total accumulated earnings (loss)		(36,653,194)
Net Assets		$929,592,306

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($87,346,870 ÷ 4,580,315 shares)(a)		$19.07
Maximum offering price per share (100/94.25 of $19.07)		$20.23
Class M :
Net Asset Value and redemption price per share ($14,821,453 ÷ 778,819 shares)(a)		$19.03
Maximum offering price per share (100/96.50 of $19.03)		$19.72
Class C :
Net Asset Value and offering price per share ($18,117,928 ÷ 959,230 shares)(a)		$18.89
Global Commodity Stock :
Net Asset Value, offering price and redemption price per share ($356,626,558 ÷ 18,638,002 shares)		$19.13
Class I :
Net Asset Value, offering price and redemption price per share ($260,234,664 ÷ 13,618,078 shares)		$19.11
Class Z :
Net Asset Value, offering price and redemption price per share ($192,444,833 ÷ 10,078,274 shares)		$19.10
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$29,679,077
Interest		19,993
Income from Fidelity Central Funds (including $715,097 from security lending)		968,501
Income before foreign taxes withheld		$30,667,571
Less foreign taxes withheld		(1,388,443)
Total income		29,279,128
Expenses
Management fee	$7,712,600
Transfer agent fees	565,438
Distribution and service plan fees	516,948
Accounting fees	148,518
Custodian fees and expenses	55,163
Independent trustees' fees and expenses	4,770
Registration fees	119,288
Audit fees	55,360
Legal	4,477
Interest	24,442
Miscellaneous	41,870
Total expenses before reductions	9,248,874
Expense reductions	(44,655)
Total expenses after reductions		9,204,219
Net Investment income (loss)		20,074,909
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,329)	38,403,862
Fidelity Central Funds	178
Foreign currency transactions	(113,068)
Total net realized gain (loss)		38,290,972
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $206,382)	56,247,419
Assets and liabilities in foreign currencies	1,558
Total change in net unrealized appreciation (depreciation)		56,248,977
Net gain (loss)		94,539,949
Net increase (decrease) in net assets resulting from operations		$114,614,858
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,074,909	$33,167,763
Net realized gain (loss)	38,290,972	(8,892,001)
Change in net unrealized appreciation (depreciation)	56,248,977	(190,350,465)
Net increase (decrease) in net assets resulting from operations	114,614,858	(166,074,703)
Distributions to shareholders	(21,790,381)	(34,691,564)

Share transactions - net increase (decrease)	(268,013,410)	(509,569,294)
Total increase (decrease) in net assets	(175,188,933)	(710,335,561)

Net Assets
Beginning of period	1,104,781,239	1,815,116,800
End of period	$929,592,306	$1,104,781,239

Financial Highlights
Fidelity Advisor® Global Commodity Stock Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.33	$19.50	$16.35	$10.80	$12.14
Income from Investment Operations
Net investment income (loss) A,B	.33	.35	.47	.48	.28
Net realized and unrealized gain (loss)	1.73	(2.20)	3.19	5.24	(1.26)
Total from investment operations	2.06	(1.85)	3.66	5.72	(.98)
Distributions from net investment income	(.32)	(.32)	(.51)	(.17)	(.36)
Total distributions	(.32)	(.32)	(.51)	(.17)	(.36)
Net asset value, end of period	$19.07	$17.33	$19.50	$16.35	$10.80
Total Return C,D	12.13%	(9.64)%	23.27%	53.37%	(8.39)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.16%	1.19%	1.19%	1.23%	1.31%
Expenses net of fee waivers, if any	1.16%	1.18%	1.19%	1.22%	1.31%
Expenses net of all reductions	1.16%	1.18%	1.19%	1.22%	1.29%
Net investment income (loss)	1.76%	1.88%	2.53%	3.18%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$87,347	$95,290	$128,363	$45,343	$20,453
Portfolio turnover rate G	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Global Commodity Stock Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.28	$19.46	$16.32	$10.78	$12.12
Income from Investment Operations
Net investment income (loss) A,B	.28	.30	.42	.44	.25
Net realized and unrealized gain (loss)	1.73	(2.20)	3.19	5.24	(1.27)
Total from investment operations	2.01	(1.90)	3.61	5.68	(1.02)
Distributions from net investment income	(.26)	(.28)	(.47)	(.14)	(.32)
Total distributions	(.26)	(.28)	(.47)	(.14)	(.32)
Net asset value, end of period	$19.03	$17.28	$19.46	$16.32	$10.78
Total Return C,D	11.85%	(9.90)%	22.93%	52.97%	(8.72)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.42%	1.47%	1.46%	1.52%	1.59%
Expenses net of fee waivers, if any	1.41%	1.45%	1.46%	1.52%	1.59%
Expenses net of all reductions	1.41%	1.45%	1.46%	1.52%	1.58%
Net investment income (loss)	1.51%	1.62%	2.26%	2.88%	2.24%
Supplemental Data
Net assets, end of period (000 omitted)	$14,821	$17,928	$24,513	$8,888	$4,378
Portfolio turnover rate G	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Global Commodity Stock Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.11	$19.29	$16.17	$10.68	$11.99
Income from Investment Operations
Net investment income (loss) A,B	.18	.21	.33	.37	.20
Net realized and unrealized gain (loss)	1.74	(2.18)	3.18	5.20	(1.26)
Total from investment operations	1.92	(1.97)	3.51	5.57	(1.06)
Distributions from net investment income	(.14)	(.21)	(.39)	(.08)	(.25)
Total distributions	(.14)	(.21)	(.39)	(.08)	(.25)
Net asset value, end of period	$18.89	$17.11	$19.29	$16.17	$10.68
Total Return C,D	11.34%	(10.34)%	22.34%	52.30%	(9.11)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.91%	1.94%	1.94%	1.97%	2.05%
Expenses net of fee waivers, if any	1.91%	1.93%	1.93%	1.96%	2.04%
Expenses net of all reductions	1.91%	1.93%	1.93%	1.96%	2.03%
Net investment income (loss)	1.01%	1.13%	1.78%	2.44%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$18,118	$23,853	$34,984	$11,020	$7,871
Portfolio turnover rate G	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Global Commodity Stock Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.38	$19.55	$16.39	$10.82	$12.15
Income from Investment Operations
Net investment income (loss) A,B	.38	.40	.52	.53	.31
Net realized and unrealized gain (loss)	1.73	(2.21)	3.19	5.26	(1.26)
Total from investment operations	2.11	(1.81)	3.71	5.79	(.95)
Distributions from net investment income	(.36)	(.36)	(.55)	(.22)	(.38)
Total distributions	(.36)	(.36)	(.55)	(.22)	(.38)
Net asset value, end of period	$19.13	$17.38	$19.55	$16.39	$10.82
Total Return C	12.42%	(9.47)%	23.57%	53.95%	(8.16)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.89%	.97%	.94%	.94%	1.02%
Expenses net of fee waivers, if any	.89%	.95%	.94%	.94%	1.02%
Expenses net of all reductions	.89%	.95%	.94%	.94%	1.00%
Net investment income (loss)	2.03%	2.12%	2.78%	3.46%	2.82%
Supplemental Data
Net assets, end of period (000 omitted)	$356,627	$428,912	$893,636	$546,863	$176,718
Portfolio turnover rate F	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Global Commodity Stock Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.37	$19.54	$16.39	$10.81	$12.16
Income from Investment Operations
Net investment income (loss) A,B	.37	.40	.52	.53	.32
Net realized and unrealized gain (loss)	1.74	(2.20)	3.19	5.25	(1.26)
Total from investment operations	2.11	(1.80)	3.71	5.78	(.94)
Distributions from net investment income	(.37)	(.37)	(.56)	(.20)	(.41)
Total distributions	(.37)	(.37)	(.56)	(.20)	(.41)
Net asset value, end of period	$19.11	$17.37	$19.54	$16.39	$10.81
Total Return C	12.45%	(9.42)%	23.56%	53.97%	(8.11)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.90%	.92%	.92%	.93%	.95%
Expenses net of fee waivers, if any	.90%	.91%	.92%	.93%	.95%
Expenses net of all reductions	.90%	.91%	.92%	.93%	.93%
Net investment income (loss)	2.02%	2.15%	2.80%	3.48%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$260,235	$351,709	$499,191	$85,252	$33,185
Portfolio turnover rate F	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Global Commodity Stock Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.37	$19.53	$16.38	$10.81	$12.16
Income from Investment Operations
Net investment income (loss) A,B	.40	.43	.54	.56	.34
Net realized and unrealized gain (loss)	1.74	(2.21)	3.19	5.23	(1.26)
Total from investment operations	2.14	(1.78)	3.73	5.79	(.92)
Distributions from net investment income	(.41)	(.38)	(.58)	(.22)	(.43)
Total distributions	(.41)	(.38)	(.58)	(.22)	(.43)
Net asset value, end of period	$19.10	$17.37	$19.53	$16.38	$10.81
Total Return C	12.62%	(9.30)%	23.72%	54.07%	(7.99)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.77%	.79%	.79%	.80%	.85%
Expenses net of fee waivers, if any	.76%	.78%	.79%	.80%	.84%
Expenses net of all reductions	.76%	.78%	.79%	.80%	.83%
Net investment income (loss)	2.16%	2.29%	2.93%	3.60%	2.99%
Supplemental Data
Net assets, end of period (000 omitted)	$192,445	$187,090	$234,430	$60,837	$16,505
Portfolio turnover rate F	49%	113%	42%	37%	40%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund, has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$161,353,116
Gross unrealized depreciation	(37,904,398)
Net unrealized appreciation (depreciation)	$123,448,718
Tax Cost	$823,251,703

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,715,820
Capital loss carryforward	$(176,525,955)
Net unrealized appreciation (depreciation) on securities and other investments	$122,363,322

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(176,525,955)
Total capital loss carryforward	$(176,525,955)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$21,790,381	$34,691,564

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	496,358,721	760,339,395

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.89
Class C	.88
Global Commodity Stock	.89
Class I	.86
Class Z	.73

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Global Commodity Stock	.83
Class I	.86
Class Z	.73

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.38% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	227,273	5,639
Class M	.25%	.25%	86,208	-
Class C	.75%	.25%	203,467	14,640
			516,948	20,279

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	20,568
Class M	1,018
Class CA	158
21,744

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1937
Class M	.2000
Class C	.1930
Global Commodity Stock	.2000
Class I	.1745
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	58,488.19
Class M	11,957.21
Class C	13,923.19
Global Commodity Stock	273,849.21
Class I	181,788.17
Class Z	25,433.04
	565,438

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.0435

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Global Commodity Stock Fund	12,632

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Global Commodity Stock Fund	Borrower	10,590,800	5.54%	24,442

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Global Commodity Stock Fund	15,421,848	29,850,993	2,914,457
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Global Commodity Stock Fund	1,635

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Global Commodity Stock Fund	77,848	1,315	-

8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	9

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,646.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Global Commodity Stock Fund
Distributions to shareholders
Class A	$1,698,169	$2,247,696
Class M	265,430	366,393
Class C	186,222	382,649
Global Commodity Stock	8,378,578	16,441,380
Class I	6,995,782	10,386,346
Class Z	4,266,200	4,867,100
Total	$21,790,381	$34,691,564
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Global Commodity Stock Fund
Class A
Shares sold	523,157	1,706,240	$9,660,014	$32,590,913
Reinvestment of distributions	100,271	115,956	1,689,564	2,236,781
Shares redeemed	(1,542,491)	(2,904,311)	(27,969,357)	(53,206,144)
Net increase (decrease)	(919,063)	(1,082,115)	$(16,619,779)	$(18,378,450)
Class M
Shares sold	100,713	226,865	$1,821,540	$4,326,151
Reinvestment of distributions	15,582	18,802	262,558	362,695
Shares redeemed	(375,083)	(467,728)	(6,871,873)	(8,507,986)
Net increase (decrease)	(258,788)	(222,061)	$(4,787,775)	$(3,819,140)
Class C
Shares sold	58,180	305,614	$1,066,004	$5,884,407
Reinvestment of distributions	11,025	19,865	185,217	381,017
Shares redeemed	(503,897)	(744,797)	(8,965,890)	(13,548,223)
Net increase (decrease)	(434,692)	(419,318)	$(7,714,669)	$(7,282,799)
Global Commodity Stock
Shares sold	3,386,920	13,188,745	$62,722,588	$254,817,434
Reinvestment of distributions	386,388	741,996	6,514,507	14,327,947
Shares redeemed	(9,815,498)	(34,967,438)	(177,639,908)	(645,744,516)
Net increase (decrease)	(6,042,190)	(21,036,697)	$(108,402,813)	$(376,599,135)
Class I
Shares sold	4,918,020	16,503,819	$90,248,750	$315,987,478
Reinvestment of distributions	410,245	528,030	6,908,516	10,190,979
Shares redeemed	(11,957,742)	(22,329,926)	(213,017,775)	(410,703,798)
Net increase (decrease)	(6,629,477)	(5,298,077)	$(115,860,509)	$(84,525,341)
Class Z
Shares sold	4,848,464	5,798,355	$87,565,055	$110,033,314
Reinvestment of distributions	198,997	213,545	3,345,144	4,115,012
Shares redeemed	(5,740,185)	(7,243,382)	(105,538,064)	(133,112,755)
Net increase (decrease)	(692,724)	(1,231,482)	$(14,627,865)	$(18,964,429)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $341,354 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 45%; Class M designates 53%; Class C designates 91%; Global Commodity Stock designates 40%; Class I designates 39% and Class Z designates 36% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z designate 100% of dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/11/2023	$0.2323	$0.0288
Class M	12/11/2023	$0.1944	$0.0288
Class C	12/11/2023	$0.1138	$0.0288
Global Commodity Stock	12/11/2023	$0.2590	$0.0288
Class I	12/11/2023	$0.2670	$0.0288
Class Z	12/11/2023	$0.2896	$0.0288

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Commodity Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.879380.115
GCS-ANN-1224
Fidelity® Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Sustainable Emerging Markets Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.1%
	Shares	Value ($)
Brazil - 6.2%
Banco Bradesco SA	4,145	9,135
Banco BTG Pactual SA unit	7,042	39,614
Banco do Brasil SA	3,805	17,330
Gerdau SA sponsored ADR	9,990	31,169
Hapvida Participacoes e Investimentos SA (a)(b)	12,811	7,801
Itau Unibanco Holding SA	13,084	79,261
Localiza Rent a Car SA	5,973	43,416
Nu Holdings Ltd. Class A (a)	4,761	71,843
Raia Drogasil SA	3,855	16,231
Vale SA sponsored ADR	1,206	12,904
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	24,769	26,950
Weg SA	5,061	47,372
TOTAL BRAZIL		403,026
China - 30.9%
Airtac International Group	352	9,775
Alibaba Group Holding Ltd.	22,091	270,224
BYD Co. Ltd. (H Shares)	2,062	74,477
China Construction Bank Corp. (H Shares)	136,999	106,344
China Life Insurance Co. Ltd. (H Shares)	26,419	56,001
China Merchants Bank Co. Ltd. (H Shares)	8,533	41,756
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,343	4,664
China Resources Beverage Holdings Co. Ltd.	9,163	17,772
Contemporary Amperex Technology Co. Ltd.	2,175	75,461
Flat Glass Group Co. Ltd.	3,195	6,511
Flat Glass Group Co. Ltd. (A Shares)	1,700	6,872
Fuyao Glass Industries Group Co. Ltd. (A Shares)	1,373	10,982
Haier Smart Home Co. Ltd.	18,084	65,631
Innovent Biologics, Inc. (a)(b)	3,754	16,319
JD.com, Inc.:
Class A	618	12,533
sponsored ADR	1,886	76,609
KE Holdings, Inc. ADR	1,144	25,088
Kweichow Moutai Co. Ltd. (A Shares)	34	7,300
Li Auto, Inc. Class A (a)	3,866	48,615
Meituan Class B (a)(b)	3,816	90,174
Midea Group Co. Ltd. (H Shares)	3,600	33,557
NAURA Technology Group Co. Ltd.	416	22,892
New Oriental Education & Technology Group, Inc. sponsored ADR	462	28,921
PDD Holdings, Inc. ADR (a)	732	88,272
Ping An Insurance Group Co. of China Ltd. (H Shares)	15,711	97,342
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	584	21,872
Shenzhou International Group Holdings Ltd.	1,224	9,452
Tencent Holdings Ltd.	7,689	400,921
Trip.com Group Ltd. ADR (a)	589	37,932
Xiaomi Corp. Class B (a)(b)	28,430	97,512
Yum China Holdings, Inc.	673	29,686
Zai Lab Ltd. ADR (a)	1,081	32,668
Zijin Mining Group Co. Ltd. (H Shares)	27,331	58,217
TOTAL CHINA		1,982,352
Greece - 0.3%
OPAP SA	1,081	18,437
Hungary - 1.7%
OTP Bank PLC	1,265	62,969
Richter Gedeon PLC	1,698	49,048
TOTAL HUNGARY		112,017
India - 13.3%
Axis Bank Ltd.	6,487	89,111
Bharti Airtel Ltd.	5,702	109,136
Computer Age Management Services Private Ltd.	564	29,714
HDFC Bank Ltd.	5,039	103,572
HDFC Bank Ltd. sponsored ADR	607	38,259
HDFC Standard Life Insurance Co. Ltd. (b)	3,146	26,871
Hyundai Motor India Ltd.	298	6,401
ICICI Bank Ltd.	4,145	63,581
Infosys Ltd. sponsored ADR	1,706	35,672
Larsen & Toubro Ltd.	837	35,954
Mankind Pharma Ltd. (a)	900	28,480
NTPC Ltd.	9,139	44,200
Reliance Industries Ltd. (a)	3,107	48,775
Reliance Industries Ltd.	3,107	49,126
Tata Consultancy Services Ltd.	985	46,330
Tata Steel Ltd.	4,794	8,425
Zomato Ltd. (a)	31,599	90,655
TOTAL INDIA		854,262
Indonesia - 2.3%
PT Bank Central Asia Tbk	192,898	124,843
PT Bank Mandiri (Persero) Tbk	58,246	24,727
TOTAL INDONESIA		149,570
Korea (South) - 9.7%
BGF Retail Co. Ltd.	249	20,902
Coupang, Inc. Class A (a)	417	10,754
Hana Financial Group, Inc.	262	11,341
Hyundai Motor Co. Ltd.	108	16,690
KB Financial Group, Inc.	549	35,840
KT Corp.	624	19,961
NAVER Corp.	157	19,267
Samsung Biologics Co. Ltd. (a)(b)	115	83,445
Samsung Electronics Co. Ltd.	6,266	266,932
Samsung Fire & Marine Insurance Co. Ltd.	81	19,702
SK Hynix, Inc.	858	112,692
SK Square Co. Ltd. (a)	96	5,816
TOTAL KOREA (SOUTH)		623,342
Malaysia - 0.7%
CIMB Group Holdings Bhd	18,990	34,435
MR DIY Group M Sdn Bhd (b)	19,194	9,565
TOTAL MALAYSIA		44,000
Mexico - 3.5%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	771	20,092
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	133	12,886
Genomma Lab Internacional SA de CV	40,752	54,419
Grupo Financiero Banorte S.A.B. de CV	12,781	88,997
Wal-Mart de Mexico SA de CV Series V	18,317	50,366
TOTAL MEXICO		226,760
Peru - 0.7%
Credicorp Ltd. (United States)	240	44,191
Philippines - 1.4%
Ayala Land, Inc.	54,880	30,663
International Container Terminal Services, Inc.	8,641	58,487
TOTAL PHILIPPINES		89,150
Poland - 1.0%
Allegro.eu SA (a)(b)	2,400	21,058
Powszechna Kasa Oszczednosci Bank SA	2,888	40,260
TOTAL POLAND		61,318
Saudi Arabia - 1.1%
Al Rajhi Bank	1,678	39,317
Alinma Bank	1,112	8,320
The Saudi National Bank	2,343	20,681
TOTAL SAUDI ARABIA		68,318
Singapore - 0.5%
Sea Ltd. ADR Class A (a)	336	31,601
South Africa - 5.2%
Absa Group Ltd.	1,318	12,631
Capitec Bank Holdings Ltd.	256	46,247
FirstRand Ltd.	6,538	28,726
Impala Platinum Holdings Ltd. (a)	6,725	44,389
MTN Group Ltd.	2,594	12,883
Naspers Ltd. Class N	193	45,615
Northam Platinum Holdings Ltd.	4,185	30,963
Pepkor Holdings Ltd. (b)	16,886	21,919
Shoprite Holdings Ltd.	2,863	49,445
Standard Bank Group Ltd.	3,051	42,005
TOTAL SOUTH AFRICA		334,823
Taiwan - 15.9%
Alchip Technologies Ltd.	190	11,808
Chailease Holding Co. Ltd.	7,057	33,154
E Ink Holdings, Inc.	3,453	32,423
E.SUN Financial Holdings Co. Ltd.	17,468	14,902
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,898	127,956
MediaTek, Inc.	2,551	99,629
Taiwan Semiconductor Manufacturing Co. Ltd.	21,357	671,929
Yageo Corp.	1,502	25,630
TOTAL TAIWAN		1,017,431
Thailand - 0.4%
CP ALL PCL (For. Reg.)	5,455	10,217
PTT Exploration and Production PCL (For. Reg.)	3,497	13,124
TOTAL THAILAND		23,341
United Arab Emirates - 0.5%
ADNOC Drilling Co. PJSC	23,982	33,103
United Kingdom - 0.8%
AngloGold Ashanti PLC	1,734	48,205
TOTAL COMMON STOCKS (Cost $5,550,536)		6,165,247

Money Market Funds - 5.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $323,002)	322,937	323,002

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $5,873,538)	6,488,249
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(72,030)
NET ASSETS - 100.0%	6,416,219

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1	Dec 2024	56,325	(2,487)	(2,487)

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $374,664 or 5.8% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	151,488	3,483,337	3,311,818	18,671	(5)	-	323,002	0.0%
Total	151,488	3,483,337	3,311,818	18,671	(5)	-	323,002

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	593,769	31,601	562,168	-
Consumer Discretionary	1,118,159	311,669	806,490	-
Consumer Staples	185,119	79,483	105,636	-
Energy	144,128	33,103	111,025	-
Financials	1,577,972	560,177	1,017,795	-
Health Care	294,052	143,936	150,116	-
Industrials	332,945	117,738	215,207	-
Information Technology	1,564,788	35,672	1,529,116	-
Materials	234,272	92,278	141,994	-
Real Estate	75,843	45,180	30,663	-
Utilities	44,200	-	44,200	-

Money Market Funds	323,002	323,002	-	-
Total Investments in Securities:	6,488,249	1,773,839	4,714,410	-
Derivative Instruments: Liabilities
Futures Contracts	(2,487)	(2,487)	-	-
Total Liabilities	(2,487)	(2,487)	-	-
Total Derivative Instruments:	(2,487)	(2,487)	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,487)
Total Equity Risk	0	(2,487)
Total Value of Derivatives	0	(2,487)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,550,536)	$6,165,247
Fidelity Central Funds (cost $323,002)	323,002

Total Investment in Securities (cost $5,873,538)		$6,488,249
Segregated cash with brokers for derivative instruments		14,574
Cash		18,376
Foreign currency held at value (cost $752)		752
Receivable for investments sold		25,718
Receivable for fund shares sold		4,424
Dividends receivable		4,391
Distributions receivable from Fidelity Central Funds		2,275
Prepaid expenses		7
Receivable from investment adviser for expense reductions		7,969
Other receivables		22
Total assets		6,566,757
Liabilities
Payable for investments purchased	$51,994
Payable for fund shares redeemed	5
Accrued management fee	4,958
Distribution and service plan fees payable	371
Payable for daily variation margin on futures contracts	260
Deferred taxes	20,345
Audit fee payable	57,142
Custody fee payable	13,566
Other payables and accrued expenses	1,897
Total liabilities		150,538
Net Assets		$6,416,219
Net Assets consist of:
Paid in capital		$6,289,369
Total accumulated earnings (loss)		126,850
Net Assets		$6,416,219

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($307,580 ÷ 33,800 shares)(a)		$9.10
Maximum offering price per share (100/94.25 of $9.10)		$9.66
Class M :
Net Asset Value and redemption price per share ($244,655 ÷ 26,930 shares)(a)		$9.08
Maximum offering price per share (100/96.50 of $9.08)		$9.41
Class C :
Net Asset Value and offering price per share ($230,919 ÷ 25,575 shares)(a)		$9.03
Fidelity Sustainable Emerging Markets Equity Fund :
Net Asset Value, offering price and redemption price per share ($4,724,355 ÷ 517,930 shares)		$9.12
Class I :
Net Asset Value, offering price and redemption price per share ($256,176 ÷ 28,081 shares)		$9.12
Class Z :
Net Asset Value, offering price and redemption price per share ($652,534 ÷ 71,256 shares)		$9.16
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$133,086
Income from Fidelity Central Funds		18,671
Income before foreign taxes withheld		$151,757
Less foreign taxes withheld		(15,119)
Total income		136,638
Expenses
Management fee
Basic fee	$47,611
Performance adjustment	(120)
Transfer agent fees	2,956
Distribution and service plan fees	4,000
Accounting fees and expenses	786
Custodian fees and expenses	34,882
Independent trustees' fees and expenses	24
Registration fees	77,536
Audit fees	88,783
Legal	4
Miscellaneous	342
Total expenses before reductions	256,804
Expense reductions	(185,692)
Total expenses after reductions		71,112
Net Investment income (loss)		65,526
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $15,249)	340,946
Fidelity Central Funds	(5)
Foreign currency transactions	(3,303)
Futures contracts	(12,533)
Total net realized gain (loss)		325,105
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $15,673)	719,120
Assets and liabilities in foreign currencies	(126)
Futures contracts	(2,320)
Total change in net unrealized appreciation (depreciation)		716,674
Net gain (loss)		1,041,779
Net increase (decrease) in net assets resulting from operations		$1,107,305
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,526	$55,252
Net realized gain (loss)	325,105	(415,154)
Change in net unrealized appreciation (depreciation)	716,674	636,341
Net increase (decrease) in net assets resulting from operations	1,107,305	276,439
Distributions to shareholders	(77,705)	(23,630)

Share transactions - net increase (decrease)	1,255,113	866,372
Total increase (decrease) in net assets	2,284,713	1,119,181

Net Assets
Beginning of period	4,131,506	3,012,325
End of period	$6,416,219	$4,131,506

Financial Highlights
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.36	$6.55	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.08	.03
Net realized and unrealized gain (loss)	1.77	.77	(3.48)
Total from investment operations	1.86	.85	(3.45)
Distributions from net investment income	(.12)	(.04)	-
Total distributions	(.12)	(.04)	-
Net asset value, end of period	$9.10	$7.36	$6.55
Total Return D,E,F	25.58%	12.93%	(34.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	4.98%	6.44%	8.77% I,J
Expenses net of fee waivers, if any	1.50%	1.49%	1.57% I
Expenses net of all reductions	1.49%	1.48%	1.56% I
Net investment income (loss)	1.01%	1.06%	.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$308	$224	$164
Portfolio turnover rate K	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.35	$6.54	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.06	.01
Net realized and unrealized gain (loss)	1.77	.77	(3.47)
Total from investment operations	1.83	.83	(3.46)
Distributions from net investment income	(.10)	(.02)	-
Total distributions	(.10)	(.02)	-
Net asset value, end of period	$9.08	$7.35	$6.54
Total Return D,E,F	25.18%	12.65%	(34.60)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	5.14%	6.57%	9.01% I,J
Expenses net of fee waivers, if any	1.75%	1.74%	1.82% I
Expenses net of all reductions	1.74%	1.73%	1.82% I
Net investment income (loss)	.76%	.81%	.26% I
Supplemental Data
Net assets, end of period (000 omitted)	$245	$184	$164
Portfolio turnover rate K	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.30	$6.52	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.02	(.01)
Net realized and unrealized gain (loss)	1.77	.76	(3.47)
Total from investment operations	1.79	.78	(3.48)
Distributions from net investment income	(.06)	-	-
Total distributions	(.06)	-	-
Net asset value, end of period	$9.03	$7.30	$6.52
Total Return D,E,F	24.71%	11.96%	(34.80)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	5.70%	7.07%	9.51% I,J
Expenses net of fee waivers, if any	2.25%	2.25%	2.32% I
Expenses net of all reductions	2.24%	2.24%	2.32% I
Net investment income (loss)	.26%	.31%	(.24)% I
Supplemental Data
Net assets, end of period (000 omitted)	$231	$185	$163
Portfolio turnover rate K	108%	119%	84% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Sustainable Emerging Markets Equity Fund

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.38	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.10	.05
Net realized and unrealized gain (loss)	1.77	.76	(3.48)
Total from investment operations	1.88	.86	(3.43)
Distributions from net investment income	(.14)	(.05)	-
Total distributions	(.14)	(.05)	-
Net asset value, end of period	$9.12	$7.38	$6.57
Total Return D,E	25.84%	13.11%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	4.63%	6.16%	8.07% H,I
Expenses net of fee waivers, if any	1.25%	1.25%	1.25% H
Expenses net of all reductions	1.24%	1.24%	1.25% H
Net investment income (loss)	1.26%	1.31%	.83% H
Supplemental Data
Net assets, end of period (000 omitted)	$4,724	$2,947	$2,082
Portfolio turnover rate J	108%	119%	84% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class I

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.38	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.10	.04
Net realized and unrealized gain (loss)	1.77	.76	(3.47)
Total from investment operations	1.88	.86	(3.43)
Distributions from net investment income	(.14)	(.05)	-
Total distributions	(.14)	(.05)	-
Net asset value, end of period	$9.12	$7.38	$6.57
Total Return D,E	25.84%	13.11%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	4.70%	6.00%	8.50% H,I
Expenses net of fee waivers, if any	1.25%	1.24%	1.31% H
Expenses net of all reductions	1.24%	1.23%	1.31% H
Net investment income (loss)	1.26%	1.31%	.76% H
Supplemental Data
Net assets, end of period (000 omitted)	$256	$201	$164
Portfolio turnover rate J	108%	119%	84% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.40	$6.57	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.11	.05
Net realized and unrealized gain (loss)	1.78	.77	(3.48)
Total from investment operations	1.90	.88	(3.43)
Distributions from net investment income	(.14)	(.05)	-
Total distributions	(.14)	(.05)	-
Net asset value, end of period	$9.16	$7.40	$6.57
Total Return D,E	26.04%	13.42%	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	4.45%	5.87%	8.23% H,I
Expenses net of fee waivers, if any	1.10%	1.09%	1.15% H
Expenses net of all reductions	1.09%	1.09%	1.15% H
Net investment income (loss)	1.41%	1.46%	.93% H
Supplemental Data
Net assets, end of period (000 omitted)	$653	$390	$276
Portfolio turnover rate J	108%	119%	84% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Emerging Markets Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$791,917
Gross unrealized depreciation	(241,457)
Net unrealized appreciation (depreciation)	$550,460
Tax Cost	$5,937,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,892
Capital loss carryforward	$(468,031)
Net unrealized appreciation (depreciation) on securities and other investments	$550,334

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(468,031)
Long-term	(-)
Total capital loss carryforward	$(468,031)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$77,705	$ 23,630
Total	$77,705	$ 23,630

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Emerging Markets Equity Fund	6,552,643	5,497,925
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.98
Class M	.90
Class C	.90
Fidelity Sustainable Emerging Markets Equity Fund	.98
Class I	.90
Class Z	.83

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.97
Class M	.90
Class C	.90
Fidelity Sustainable Emerging Markets Equity Fund	.92
Class I	.90
Class Z	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .77%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Sustainable Emerging Markets Equity Fund	MSCI Emerging Markets Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Sustainable Emerging Markets Equity Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.002)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	704	546
Class M	.25%	.25%	1,120	1,084
Class C	.75%	.25%	2,176	2,145
			4,000	3,775

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	27
Class M	26
53

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1963
Class M	.1153
Class C	.1151
Fidelity Sustainable Emerging Markets Equity Fund	.2000
Class I	.1217
Class z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	195.23
Class M	81.12
Class C	79.12
Fidelity Sustainable Emerging Markets Equity Fund	2,450.21
Class I	92.13
Class Z	59.04
	2,956

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Sustainable Emerging Markets Equity Fund	.0498

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable Emerging Markets Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Sustainable Emerging Markets Equity Fund	3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Sustainable Emerging Markets Equity Fund	58,717	157,134	(739)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Sustainable Emerging Markets Equity Fund	8
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.50%	9,788
Class M	1.75%	7,595
Class C	2.25%	7,497
Fidelity Sustainable Emerging Markets Equity Fund	1.25%	135,457
Class I	1.25%	8,087
Class Z	1.10%	16,486
		184,910

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $566.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $216.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Sustainable Emerging Markets Equity Fund
Distributions to shareholders
Class A	$3,751	$1,114
Class M	2,609	450
Class C	1,624	-
Fidelity Sustainable Emerging Markets Equity Fund	59,025	18,515
Class I	3,903	1,326
Class Z	6,793	2,225
Total	$77,705	$23,630
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Sustainable Emerging Markets Equity Fund
Class A
Shares sold	3,670	8,323	$31,365	$64,307
Reinvestment of distributions	479	147	3,751	1,114
Shares redeemed	(769)	(3,050)	(7,013)	(25,227)
Net increase (decrease)	3,380	5,420	$28,103	$40,194
Class M
Shares sold	1,527	11	$12,598	$89
Reinvestment of distributions	333	59	2,609	450
Net increase (decrease)	1,860	70	$15,207	$539
Class C
Shares sold	52	848	$409	$6,892
Reinvestment of distributions	207	-	1,624	-
Shares redeemed	-	(532)	-	(4,129)
Net increase (decrease)	259	316	$2,033	$2,763
Fidelity Sustainable Emerging Markets Equity Fund
Shares sold	264,312	371,692	$2,290,939	$2,989,168
Reinvestment of distributions	6,946	2,252	54,391	17,120
Shares redeemed	(152,780)	(291,557)	(1,305,836)	(2,290,199)
Net increase (decrease)	118,478	82,387	$1,039,494	$716,089
Class I
Shares sold	1,183	2,102	$10,008	$17,000
Reinvestment of distributions	498	174	3,903	1,326
Shares redeemed	(876)	-	(7,101)	-
Net increase (decrease)	805	2,276	$6,810	$18,326
Class Z
Shares sold	31,252	14,147	$268,600	$113,210
Reinvestment of distributions	462	174	3,624	1,326
Shares redeemed	(13,226)	(3,509)	(108,758)	(26,075)
Net increase (decrease)	18,488	10,812	$163,466	$88,461
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Emerging Markets Equity Fund	23%
In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable Emerging Markets Equity Fund	30%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Sustainable Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Emerging Markets Equity Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2024 and for the period February 10, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the two years in the period ended October 31, 2024 and for the period February 10, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $2,642 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates  89.04% and 97.01%; Class M designates 100% and 97.01%; Class C designates 100% and 97.01%; Fidelity Sustainable Emerging Markets Equity Fund designates 78.17% and 97.01%; Class I designates 78.17% and 97.01%; and Class Z designates  78.17% and 97.01%; of each dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Sustainable Emerging Markets Equity Fund
Class A	12/11/23	$0.1324	$0.0259
	12/28/23	$0.0000	$0.0000
Class M	12/11/23	$0.1149	$0.0259
	12/28/23	$0.0000	$0.0000
Class C	12/11/23	$0.0781	$0.0259
	12/28/23	$0.0000	$0.0000
Fidelity Sustainable Emerging Markets Equity Fund	12/11/23	$0.1508	$0.0259
	12/28/23	$0.0000	$0.0000
Class I	12/11/23	$0.1508	$0.0259
	12/28/23	$0.0000	$0.0000
Class Z	12/11/23	$0.1508	$0.0259
	12/28/23	$0.0000	$0.0000

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2023 and below the competitive median of the asset size peer group for the period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2023 and above the competitive median of the total expense asset size peer group for the period ended September 30, 2023. The Board considered that there are only three thematic competitors within the fund's similar sales load structure group, of which the fund ranked second.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.50%, 1.75%, 2.25%, 1.25%, 1.10%, and 1.25% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9905243.102
MAR-ANN-1224
Fidelity® Sustainable International Equity Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Sustainable International Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.5%
	Shares	Value ($)
Australia - 3.7%
Brambles Ltd.	7,279	87,639
IperionX Ltd. (a)	24,615	53,045
Macquarie Group Ltd.	1,021	154,525
QBE Insurance Group Ltd.	8,639	97,535
TOTAL AUSTRALIA		392,744
Austria - 0.8%
Wienerberger AG	2,868	86,415
Belgium - 2.4%
KBC Group NV	879	63,755
UCB SA	991	190,583
TOTAL BELGIUM		254,338
Canada - 0.5%
Alimentation Couche-Tard, Inc. (multi-vtg.)	1,055	55,017
Denmark - 5.1%
Novo Nordisk A/S Series B	4,233	474,796
Tryg A/S	2,182	51,386
Vestas Wind Systems A/S (a)	1,206	22,983
TOTAL DENMARK		549,165
France - 9.8%
Air Liquide SA	668	119,773
Amundi SA (b)	1,699	122,898
AXA SA	6,356	238,662
BNP Paribas SA	1,703	116,305
Danone SA	1,158	82,726
EssilorLuxottica SA	419	98,172
Hermes International SCA	70	157,920
L'Oreal SA	221	82,913
LVMH Moet Hennessy Louis Vuitton SE	51	33,952
TOTAL FRANCE		1,053,321
Germany - 6.7%
adidas AG	338	80,948
Deutsche Post AG ADR	1,874	75,278
Gerresheimer AG	207	17,450
Instone Real Estate Group BV (b)	7,289	65,015
Merck KGaA	1,046	172,944
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	273	139,607
SAP SE	457	106,703
Siemens AG	320	62,256
TOTAL GERMANY		720,201
Hong Kong - 1.8%
AIA Group Ltd.	24,859	196,195
India - 1.0%
HDFC Bank Ltd. sponsored ADR	1,612	101,604
Ireland - 1.3%
Dalata Hotel Group PLC	4,512	21,006
Kingspan Group PLC (Ireland)	1,289	113,080
TOTAL IRELAND		134,086
Italy - 3.8%
Prysmian SpA	2,154	151,874
UniCredit SpA	5,833	258,047
TOTAL ITALY		409,921
Japan - 21.6%
Fast Retailing Co. Ltd.	358	114,460
Fuji Electric Co. Ltd.	900	45,835
Hitachi Ltd.	18,567	466,493
Hoya Corp.	1,278	170,989
Itochu Corp.	7,559	373,927
Net One Systems Co. Ltd.	5,005	121,516
ORIX Corp.	14,309	301,489
Pan Pacific International Holdings Ltd.	3	74
Recruit Holdings Co. Ltd.	2,590	158,152
Renesas Electronics Corp.	1,800	24,117
Sony Group Corp.	15,857	279,044
Sumitomo Mitsui Financial Group, Inc.	8,889	188,576
Tokio Marine Holdings, Inc.	2,104	75,778
TOTAL JAPAN		2,320,450
Korea (South) - 0.4%
SK Hynix, Inc.	355	46,627
Netherlands - 8.4%
ASML Holding NV (Netherlands)	422	285,150
BE Semiconductor Industries NV	360	38,352
ING Groep NV (Certificaten Van Aandelen)	11,189	189,882
Koninklijke KPN NV	58,144	227,243
Wolters Kluwer NV	987	166,087
TOTAL NETHERLANDS		906,714
New Zealand - 1.0%
Contact Energy Ltd.	21,385	108,808
Spain - 1.6%
CaixaBank SA	9,008	54,893
EDP Renovaveis SA	269	3,622
Iberdrola SA	7,248	107,577
Puig Brands SA Class B	400	9,224
TOTAL SPAIN		175,316
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	2,577	80,719
Investor AB (B Shares)	4,329	122,481
Lagercrantz Group AB (B Shares)	2,316	45,170
TOTAL SWEDEN		248,370
Switzerland - 0.8%
Compagnie Financiere Richemont SA Series A	572	83,283
Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,455	266,008
United Kingdom - 14.0%
3i Group PLC	2,451	100,510
AstraZeneca PLC (United Kingdom)	1,623	230,943
Bellway PLC	3,591	131,319
Berkeley Group Holdings PLC	1,927	109,964
Big Yellow Group PLC	1,361	21,200
Compass Group PLC	5,207	169,105
Direct Line Insurance Group PLC	25,036	53,040
Grainger Trust PLC	13,200	38,637
London Stock Exchange Group PLC	843	114,257
National Grid PLC	8,251	103,601
RELX PLC (London Stock Exchange)	2,812	128,957
Renewi PLC	2,622	20,556
Sage Group PLC	2,214	27,675
Unilever PLC	4,254	259,503
TOTAL UNITED KINGDOM		1,509,267
United States of America - 8.0%
Alcon, Inc. (Switzerland)	410	37,783
CRH PLC	3,250	309,861
Ferguson Enterprises, Inc.	523	103,315
Linde PLC	294	134,108
Schneider Electric SA	1,072	277,700
TOTAL UNITED STATES OF AMERICA		862,767
TOTAL COMMON STOCKS (Cost $8,704,378)		10,480,617

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $245,315)	245,266	245,315

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $8,949,693)	10,725,932
NET OTHER ASSETS (LIABILITIES) - 0.2%	21,098
NET ASSETS - 100.0%	10,747,030

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $187,913 or 1.7% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	226,885	3,685,789	3,667,359	17,098	-	-	245,315	0.0%
Total	226,885	3,685,789	3,667,359	17,098	-	-	245,315

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	227,243	227,243	-	-
Consumer Discretionary	1,181,075	310,245	870,830	-
Consumer Staples	489,383	64,241	425,142	-
Financials	2,741,425	753,826	1,987,599	-
Health Care	1,393,660	516,932	876,728	-
Industrials	2,334,851	554,912	1,779,939	-
Information Technology	961,318	396,347	564,971	-
Materials	703,202	530,384	172,818	-
Real Estate	124,852	124,852	-	-
Utilities	323,608	111,199	212,409	-

Money Market Funds	245,315	245,315	-	-
Total Investments in Securities:	10,725,932	3,835,496	6,890,436	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $8,704,378)	$10,480,617
Fidelity Central Funds (cost $245,315)	245,315

Total Investment in Securities (cost $8,949,693)		$10,725,932
Cash		31,795
Foreign currency held at value (cost $73)		73
Receivable for fund shares sold		9,165
Dividends receivable		20,231
Reclaims receivable		16,964
Distributions receivable from Fidelity Central Funds		1,463
Prepaid expenses		13
Receivable from investment adviser for expense reductions		3,262
Total assets		10,808,898
Liabilities
Payable for fund shares redeemed	$41
Accrued management fee	7,053
Distribution and service plan fees payable	404
Audit fee payable	47,904
Custody fee payable	6,241
Other payables and accrued expenses	225
Total liabilities		61,868
Net Assets		$10,747,030
Net Assets consist of:
Paid in capital		$9,582,029
Total accumulated earnings (loss)		1,165,001
Net Assets		$10,747,030

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($303,990 ÷ 31,258 shares)(a)		$9.73
Maximum offering price per share (100/94.25 of $9.73)		$10.32
Class M :
Net Asset Value and redemption price per share ($270,187 ÷ 27,838 shares)(a)		$9.71
Maximum offering price per share (100/96.50 of $9.71)		$10.06
Class C :
Net Asset Value and offering price per share ($259,552 ÷ 26,914 shares)(a)		$9.64
Fidelity Sustainable International Equity Fund :
Net Asset Value, offering price and redemption price per share ($9,325,889 ÷ 956,561 shares)		$9.75
Class I :
Net Asset Value, offering price and redemption price per share ($249,169 ÷ 25,559 shares)		$9.75
Class Z :
Net Asset Value, offering price and redemption price per share ($338,243 ÷ 34,556 shares)		$9.79
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$242,697
Income from Fidelity Central Funds		17,098
Income before foreign taxes withheld		$259,795
Less foreign taxes withheld		(22,643)
Total income		237,152
Expenses
Management fee
Basic fee	$73,844
Performance adjustment	(5,565)
Transfer agent fees	5,045
Distribution and service plan fees	4,638
Accounting fees and expenses	1,297
Custodian fees and expenses	16,953
Independent trustees' fees and expenses	40
Registration fees	79,028
Audit fees	71,963
Legal	6
Miscellaneous	290
Total expenses before reductions	247,539
Expense reductions	(144,403)
Total expenses after reductions		103,136
Net Investment income (loss)		134,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(143,747)
Foreign currency transactions	(1,660)
Total net realized gain (loss)		(145,407)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,875,444
Assets and liabilities in foreign currencies	(714)
Total change in net unrealized appreciation (depreciation)		1,874,730
Net gain (loss)		1,729,323
Net increase (decrease) in net assets resulting from operations		$1,863,339
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,016	$98,930
Net realized gain (loss)	(145,407)	(273,187)
Change in net unrealized appreciation (depreciation)	1,874,730	561,529
Net increase (decrease) in net assets resulting from operations	1,863,339	387,272
Distributions to shareholders	(119,018)	(29,290)

Share transactions - net increase (decrease)	2,209,473	1,623,323
Total increase (decrease) in net assets	3,953,794	1,981,305

Net Assets
Beginning of period	6,793,236	4,811,931
End of period	$10,747,030	$6,793,236

Financial Highlights
Fidelity Advisor® Sustainable International Equity Fund Class A

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.85	$7.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11	.10	.07
Net realized and unrealized gain (loss)	1.89	.58	(2.87)
Total from investment operations	2.00	.68	(2.80)
Distributions from net investment income	(.12)	(.03)	-
Total distributions	(.12)	(.03)	-
Net asset value, end of period	$9.73	$7.85	$7.20
Total Return D,E,F	25.71%	9.43%	(28.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.09%	3.91%	7.77% I,J
Expenses net of fee waivers, if any	1.30%	1.29%	1.30% I
Expenses net of all reductions	1.29%	1.29%	1.28% I
Net investment income (loss)	1.20%	1.23%	1.18% I
Supplemental Data
Net assets, end of period (000 omitted)	$304	$353	$185
Portfolio turnover rate K	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable International Equity Fund Class M

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.83	$7.19	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09	.08	.05
Net realized and unrealized gain (loss)	1.89	.57	(2.86)
Total from investment operations	1.98	.65	(2.81)
Distributions from net investment income	(.10)	(.01)	-
Total distributions	(.10)	(.01)	-
Net asset value, end of period	$9.71	$7.83	$7.19
Total Return D,E,F	25.40%	9.08%	(28.10)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.06%	4.24%	8.02% I,J
Expenses net of fee waivers, if any	1.55%	1.55%	1.55% I
Expenses net of all reductions	1.54%	1.54%	1.55% I
Net investment income (loss)	.95%	.98%	.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$270	$196	$180
Portfolio turnover rate K	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable International Equity Fund Class C

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.78	$7.16	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04	.04	.02
Net realized and unrealized gain (loss)	1.87	.58	(2.86)
Total from investment operations	1.91	.62	(2.84)
Distributions from net investment income	(.05)	-	-
Total distributions	(.05)	-	-
Net asset value, end of period	$9.64	$7.78	$7.16
Total Return D,E,F	24.60%	8.66%	(28.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.53%	4.73%	8.51% I,J
Expenses net of fee waivers, if any	2.05%	2.04%	2.05% I
Expenses net of all reductions	2.04%	2.04%	2.05% I
Net investment income (loss)	.45%	.48%	.41% I
Supplemental Data
Net assets, end of period (000 omitted)	$260	$194	$179
Portfolio turnover rate K	50%	36%	43% I

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Sustainable International Equity Fund

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.87	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.12	.08
Net realized and unrealized gain (loss)	1.88	.58	(2.87)
Total from investment operations	2.02	.70	(2.79)
Distributions from net investment income	(.14)	(.04)	-
Total distributions	(.14)	(.04)	-
Net asset value, end of period	$9.75	$7.87	$7.21
Total Return D,E	25.98%	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.55%	3.72%	7.64% H,I
Expenses net of fee waivers, if any	1.05%	1.04%	1.05% H
Expenses net of all reductions	1.04%	1.04%	1.01% H
Net investment income (loss)	1.45%	1.48%	1.45% H
Supplemental Data
Net assets, end of period (000 omitted)	$9,326	$5,563	$3,908
Portfolio turnover rate J	50%	36%	43% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable International Equity Fund Class I

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.87	$7.21	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.12	.08
Net realized and unrealized gain (loss)	1.88	.58	(2.87)
Total from investment operations	2.02	.70	(2.79)
Distributions from net investment income	(.14)	(.04)	-
Total distributions	(.14)	(.04)	-
Net asset value, end of period	$9.75	$7.87	$7.21
Total Return D,E	25.98%	9.73%	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.60%	3.74%	7.52% H,I
Expenses net of fee waivers, if any	1.05%	1.04%	1.05% H
Expenses net of all reductions	1.04%	1.04%	1.03% H
Net investment income (loss)	1.45%	1.48%	1.43% H
Supplemental Data
Net assets, end of period (000 omitted)	$249	$199	$180
Portfolio turnover rate J	50%	36%	43% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Sustainable International Equity Fund Class Z

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$7.89	$7.22	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.15	.14	.09
Net realized and unrealized gain (loss)	1.89	.57	(2.87)
Total from investment operations	2.04	.71	(2.78)
Distributions from net investment income	(.14)	(.04)	-
Total distributions	(.14)	(.04)	-
Net asset value, end of period	$9.79	$7.89	$7.22
Total Return D,E	26.18%	9.86%	(27.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.48%	3.56%	7.46% H,I
Expenses net of fee waivers, if any	.90%	.89%	.90% H
Expenses net of all reductions	.89%	.89%	.90% H
Net investment income (loss)	1.60%	1.63%	1.56% H
Supplemental Data
Net assets, end of period (000 omitted)	$338	$287	$181
Portfolio turnover rate J	50%	36%	43% H

AFor the period February 10, 2022 (commencement of operations) through October 31, 2022
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAudit fees are not annualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable International Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,857,768
Gross unrealized depreciation	(211,922)
Net unrealized appreciation (depreciation)	$1,645,846
Tax Cost	$9,080,086

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$197,906
Capital loss carryforward	$(677,675)
Net unrealized appreciation (depreciation) on securities and other investments	$1,644,769

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(413,102)
Long-term	(264,573)
Total capital loss carryforward	$(677,675)

Due to large subscriptions in a prior period, approximately $234,418 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $74,614 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$119,018	$ 29,290
Total	$119,018	$ 29,290

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable International Equity Fund	6,704,604	4,545,663
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.82
Class M	.79
Class C	.78
Fidelity Sustainable International Equity Fund	.88
Class I	.79
Class Z	.73

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.82
Class M	.79
Class C	.78
Fidelity Sustainable International Equity Fund	.83
Class I	.79
Class Z	.73

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Sustainable International Equity Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity Sustainable International Equity Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.10% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.06)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	835	598
Class M	.25%	.25%	1,246	1,182
Class C	.75%	.25%	2,557	2,418
			4,638	4,198

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	85
Class M	64
149

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1367
Class M	.1048
Class C	.0960
Fidelity Sustainable International Equity Fund	.2000
Class I	.1047
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	199.16
Class M	78.11
Class C	69.09
Fidelity Sustainable International Equity Fund	4,582.21
Class I	78.11
Class Z	39.04
	5,045

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Sustainable International Equity Fund	.0498

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable International Equity Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Sustainable International Equity Fund	507,705	430,599	(5,942)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Sustainable International Equity Fund	15
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%	5,951
Class M	1.55%	3,754
Class C	2.05%	3,787
Fidelity Sustainable International Equity Fund	1.05%	121,250
Class I	1.05%	3,721
Class Z	.90%	4,937
		143,400

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $644.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $359.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Sustainable International Equity Fund
Distributions to shareholders
Class A	$5,401	$863
Class M	2,380	325
Class C	1,175	-
Fidelity Sustainable International Equity Fund	101,474	25,952
Class I	3,624	1,075
Class Z	4,964	1,075
Total	$119,018	$29,290
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Sustainable International Equity Fund
Class A
Shares sold	1,441	19,860	$13,785	$158,247
Reinvestment of distributions	639	107	5,401	863
Shares redeemed	(15,789)	(633)	(146,263)	(5,146)
Net increase (decrease)	(13,709)	19,334	$(127,077)	$153,964
Class M
Shares sold	2,507	9	$22,745	$77
Reinvestment of distributions	282	40	2,380	325
Net increase (decrease)	2,789	49	$25,125	$402
Class C
Shares sold	3,893	-	$35,587	$ -
Reinvestment of distributions	139	-	1,175	-
Shares redeemed	(2,118)	-	(21,010)	-
Net increase (decrease)	1,914	-	$15,752	$ -
Fidelity Sustainable International Equity Fund
Shares sold	418,526	397,160	$3,910,879	$3,312,938
Reinvestment of distributions	10,727	2,932	90,641	23,779
Shares redeemed	(179,394)	(235,082)	(1,694,395)	(1,968,118)
Net increase (decrease)	249,859	165,010	$2,307,125	$1,368,599
Class I
Shares sold	-	211	$ -	$1,800
Reinvestment of distributions	429	133	3,624	1,075
Shares redeemed	(210)	(4)	(1,824)	(30)
Net increase (decrease)	219	340	$1,800	$2,845
Class Z
Shares sold	3,678	12,333	$34,253	$104,463
Reinvestment of distributions	424	132	3,594	1,075
Shares redeemed	(5,981)	(1,030)	(51,099)	(8,025)
Net increase (decrease)	(1,879)	11,435	$(13,252)	$97,513
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable International Equity Fund	15%
In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable International Equity Fund	35%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 10, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $2,728 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, Fidelity Sustainable International Equity Fund, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/11/23	$0.1352	$0.0226
Class M	12/11/23	$0.1115	$0.0226
Class C	12/11/23	$0.0660	$0.0226
Fidelity Sustainable International Equity Fund Class I Class Z	12/11/23 12/11/23 12/11/23	$0.1570 $0.1570 $0.1570	$0.0226 $0.0226 $0.0226

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board noted that Fidelity has stated that it believes the management fee rate and total expense ratio are reasonable for the overall value of the nature and quality of services that they cover.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9904429.102
SIC-ANN-1224
Fidelity® Series Overseas Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Overseas Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.4%
	Shares	Value ($)
Belgium - 0.8%
Azelis Group NV	1,607,143	31,869,135
KBC Group NV	1,241,065	90,015,896
TOTAL BELGIUM		121,885,031
Canada - 1.6%
Constellation Software, Inc.	74,070	223,379,820
Constellation Software, Inc. warrants 3/31/40 (a)(b)	105,870	8
Lumine Group, Inc. (a)	781,050	18,186,261
TOTAL CANADA		241,566,089
Denmark - 4.5%
DSV A/S	966,500	210,064,270
Novo Nordisk A/S Series B	4,050,600	454,335,599
TOTAL DENMARK		664,399,869
France - 11.5%
Accor SA	3,317,200	150,321,124
Air Liquide SA	1,522,626	273,008,979
Alten SA	886,201	74,900,091
Capgemini SA	1,027,262	178,210,282
Dassault Systemes SA	4,144,900	141,859,949
EssilorLuxottica SA	836,316	195,949,968
LVMH Moet Hennessy Louis Vuitton SE	386,712	257,442,126
Safran SA	1,404,000	317,817,448
Thales SA	717,306	115,593,978
TOTAL FRANCE		1,705,103,945
Germany - 9.1%
Allianz SE	764,233	240,584,648
Deutsche Borse AG	996,160	231,386,352
Hannover Reuck SE	877,216	230,437,296
Merck KGaA	830,620	137,333,050
SAP SE	1,916,700	447,520,890
Siemens Healthineers AG (c)	1,336,000	69,711,635
TOTAL GERMANY		1,356,973,871
India - 0.8%
HDFC Bank Ltd.	5,841,800	120,073,310
Indonesia - 1.0%
PT Bank Central Asia Tbk	217,440,200	140,726,549
Ireland - 1.0%
Kingspan Group PLC (Ireland)	1,723,056	151,158,598
Italy - 3.4%
FinecoBank SpA	8,189,185	130,810,837
GVS SpA (a)(c)	822,038	5,508,099
Industrie de Nora SpA (d)	588,900	5,537,779
Interpump Group SpA	184,819	8,210,346
Recordati SpA	2,314,221	131,151,012
UniCredit SpA	5,063,967	224,025,919
TOTAL ITALY		505,243,992
Japan - 15.7%
Ajinomoto Co., Inc.	4,644,100	178,406,590
BayCurrent Consulting, Inc.	1,581,500	51,397,274
Capcom Co. Ltd.	3,950,800	78,180,264
DENSO Corp.	4,592,400	65,228,130
Disco Corp.	58,500	16,645,286
Ebara Corp.	49,400	742,403
Fuji Electric Co. Ltd.	509,063	25,925,513
FUJIFILM Holdings Corp.	6,725,800	159,995,490
Hitachi Ltd.	13,359,600	335,658,081
Hoya Corp.	1,524,160	203,923,535
Mitsubishi Heavy Industries Ltd.	18,786,000	265,201,057
Renesas Electronics Corp.	8,037,926	107,694,712
Rohto Pharmaceutical Co. Ltd.	2,108,200	47,407,863
Shin-Etsu Chemical Co. Ltd.	7,267,940	266,326,135
Suzuki Motor Corp.	8,095,880	80,338,136
TIS, Inc.	1,684,376	42,002,383
Tokio Marine Holdings, Inc.	8,110,700	292,116,309
Tokyo Electron Ltd.	844,400	124,256,042
TOTAL JAPAN		2,341,445,203
Netherlands - 6.2%
ASML Holding NV (Netherlands)	659,228	445,447,150
IMCD NV	1,040,451	165,292,172
Topicus.Com, Inc.	180,377	15,440,898
Wolters Kluwer NV	1,771,008	298,016,238
TOTAL NETHERLANDS		924,196,458
Spain - 1.2%
CaixaBank SA	30,050,662	183,121,625
Sweden - 2.2%
Atlas Copco AB (A Shares)	9,616,700	158,708,411
Indutrade AB	6,208,975	168,182,625
Kry International AB (a)(b)(e)	206,997	4,338,852
TOTAL SWEDEN		331,229,888
Switzerland - 3.4%
ABB Ltd. (Reg.)	572,400	31,808,920
Galderma Group AG (a)	693,170	64,866,039
Partners Group Holding AG	153,140	211,563,916
Sika AG	727,512	202,613,208
TOTAL SWITZERLAND		510,852,083
Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,777,684	213,236,855
United Kingdom - 17.8%
3i Group PLC	5,427,091	222,552,617
AstraZeneca PLC (United Kingdom)	2,332,500	331,899,831
BAE Systems PLC	11,722,500	188,935,159
Compass Group PLC	9,504,587	308,675,002
Diploma PLC	1,482,131	81,376,078
Halma PLC	3,548,795	113,255,844
InterContinental Hotel Group PLC	1,832,298	202,097,981
Lloyds Banking Group PLC	221,930,615	152,333,251
London Stock Exchange Group PLC	2,155,600	292,161,173
RELX PLC (London Stock Exchange)	7,246,855	332,338,628
Rolls-Royce Holdings PLC (a)	28,000,500	193,214,615
Sage Group PLC	9,168,200	114,601,842
Tesco PLC	25,858,000	114,180,441
TOTAL UNITED KINGDOM		2,647,622,462
United States of America - 15.8%
Alcon, Inc. (Switzerland)	2,252,350	207,564,140
CDW Corp.	60,747	11,434,408
CRH PLC	1,704,400	162,650,892
Experian PLC	4,323,200	210,550,762
Ferguson Enterprises, Inc.	1,002,000	197,938,827
Holcim AG	1,887,059	185,919,726
ICON PLC (a)	360,354	80,038,227
Linde PLC	546,700	249,377,205
Marsh & McLennan Companies, Inc.	1,180,528	257,638,431
S&P Global, Inc.	473,651	227,522,994
Schneider Electric SA	1,089,331	282,189,841
Thermo Fisher Scientific, Inc.	217,300	118,715,336
Visa, Inc. Class A	584,900	169,533,265
TOTAL UNITED STATES OF AMERICA		2,361,074,054
TOTAL COMMON STOCKS (Cost $10,591,155,224)		14,519,909,882

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	262,703,017	262,755,557
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	1,105,230	1,105,340
TOTAL MONEY MARKET FUNDS (Cost $263,860,897)		263,860,897

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $10,855,016,121)	14,783,770,779
NET OTHER ASSETS (LIABILITIES) - 0.9%	127,357,173
NET ASSETS - 100.0%	14,911,127,952

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $75,219,734 or 0.5% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,338,852 or 0.0% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21 - 10/30/24	13,688,300

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	329,038,521	2,838,282,521	2,904,593,155	6,347,772	27,670	-	262,755,557	0.5%
Fidelity Securities Lending Cash Central Fund 4.87%	-	129,958,456	128,853,116	209,214	-	-	1,105,340	0.0%
Total	329,038,521	2,968,240,977	3,033,446,271	6,556,986	27,670	-	263,860,897

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	78,180,264	-	78,180,264	-
Consumer Discretionary	1,064,102,499	150,321,124	913,781,375	-
Consumer Staples	339,994,894	-	339,994,894	-
Financials	3,416,604,388	1,317,522,635	2,099,081,753	-
Health Care	1,995,488,372	1,005,329,407	990,158,965	-
Industrials	3,833,236,257	1,649,298,907	2,183,937,350	-
Information Technology	2,452,407,063	1,016,646,314	1,431,421,889	4,338,860
Materials	1,339,896,145	800,561,031	539,335,114	-

Money Market Funds	263,860,897	263,860,897	-	-
Total Investments in Securities:	14,783,770,779	6,203,540,315	8,575,891,604	4,338,860
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $1,007,058) - See accompanying schedule:
Unaffiliated issuers (cost $10,591,155,224)	$14,519,909,882
Fidelity Central Funds (cost $263,860,897)	263,860,897

Total Investment in Securities (cost $10,855,016,121)		$14,783,770,779
Foreign currency held at value (cost $114,718)		114,721
Receivable for investments sold		116,527,660
Receivable for fund shares sold		187,303,139
Dividends receivable		22,888,307
Reclaims receivable		44,875,729
Distributions receivable from Fidelity Central Funds		571,291
Other receivables		82,820
Total assets		15,156,134,446
Liabilities
Payable for investments purchased	$236,142,894
Payable for fund shares redeemed	5,730,965
Other payables and accrued expenses	2,027,295
Collateral on securities loaned	1,105,340
Total liabilities		245,006,494
Net Assets		$14,911,127,952
Net Assets consist of:
Paid in capital		$10,942,738,313
Total accumulated earnings (loss)		3,968,389,639
Net Assets		$14,911,127,952
Net Asset Value, offering price and redemption price per share ($14,911,127,952 ÷ 1,061,150,123 shares)		$14.05
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$289,137,105
Interest		115,088
Income from Fidelity Central Funds (including $209,214 from security lending)		6,556,986
Income before foreign taxes withheld		$295,809,179
Less foreign taxes withheld		(25,039,417)
Total income		270,769,762
Expenses
Custodian fees and expenses	$1,019,680
Independent trustees' fees and expenses	67,133
Interest	137,628
Miscellaneous	86
Total expenses before reductions	1,224,527
Expense reductions	(1,142)
Total expenses after reductions		1,223,385
Net Investment income (loss)		269,546,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,933,904)	465,179,501
Redemptions in-kind	242,444,479
Fidelity Central Funds	27,670
Foreign currency transactions	(282,641)
Total net realized gain (loss)		707,369,009
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,123,872)	2,356,188,057
Assets and liabilities in foreign currencies	895,315
Total change in net unrealized appreciation (depreciation)		2,357,083,372
Net gain (loss)		3,064,452,381
Net increase (decrease) in net assets resulting from operations		$3,333,998,758
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$269,546,377	$254,211,804
Net realized gain (loss)	707,369,009	90,465,610
Change in net unrealized appreciation (depreciation)	2,357,083,372	1,370,046,952
Net increase (decrease) in net assets resulting from operations	3,333,998,758	1,714,724,366
Distributions to shareholders	(237,159,965)	(228,975,390)

Share transactions
Proceeds from sales of shares	2,365,173,907	1,971,571,393
Reinvestment of distributions	237,159,965	228,975,390
Cost of shares redeemed	(3,632,944,341)	(3,158,640,518)

Net increase (decrease) in net assets resulting from share transactions	(1,030,610,469)	(958,093,735)
Total increase (decrease) in net assets	2,066,228,324	527,655,241

Net Assets
Beginning of period	12,844,899,628	12,317,244,387
End of period	$14,911,127,952	$12,844,899,628

Other Information
Shares
Sold	172,632,035	166,640,804
Issued in reinvestment of distributions	19,172,188	20,554,344
Redeemed	(265,148,072)	(271,702,575)
Net increase (decrease)	(73,343,849)	(84,507,427)

Financial Highlights
Fidelity® Series Overseas Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$11.32	$10.10	$14.58	$10.62	$10.20
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.21	.17	.14
Net realized and unrealized gain (loss)	2.69	1.20	(4.27)	3.93	.32
Total from investment operations	2.94	1.42	(4.06)	4.10	.46
Distributions from net investment income	(.21)	(.20)	(.17)	(.14)	(.04)
Distributions from net realized gain	-	-	(.25)	-	-
Total distributions	(.21)	(.20)	(.42)	(.14)	(.04)
Net asset value, end of period	$14.05	$11.32	$10.10	$14.58	$10.62
Total Return C	26.24%	14.05%	(28.66)%	38.89%	4.51%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	1.79%	1.90%	1.79%	1.29%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$14,911,128	$12,844,900	$12,317,244	$15,419,200	$11,508,376
Portfolio turnover rate F	36 % G	38% G	28% G	33%	50%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities if applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,015,903,282
Gross unrealized depreciation	(185,861,544)
Net unrealized appreciation (depreciation)	$3,830,041,738
Tax Cost	$10,953,729,041

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$284,685,482
Capital loss carryforward	$(144,485,780)
Net unrealized appreciation (depreciation) on securities and other investments	$3,829,865,281

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(144,485,780)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$237,159,965	$228,975,390
Total	$237,159,965	$228,975,390

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	5,347,631,152	5,739,988,216

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	46,946,466	242,444,479	642,139,814

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	32,698,280	121,959,420	380,570,728
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Overseas Fund	2,216

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Overseas Fund	Borrower	24,785,171	5.53%	133,351

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Overseas Fund	150,787,403	142,354,150	23,078,540

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Overseas Fund	22,207	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Overseas Fund	6,602,000	5.83%	4,277
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,142.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Overseas Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $9,130,268 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 93.19% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2201 and $.0.0215 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Overseas Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2027.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9894003.105
SOV-ANN-1224
Fidelity® SAI Sustainable International Equity Fund

Annual Report
October 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Sustainable International Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
Australia - 3.6%
Brambles Ltd.	39,925	480,698
IperionX Ltd. (a)	135,013	290,953
Macquarie Group Ltd.	5,600	847,540
QBE Insurance Group Ltd.	47,385	534,982
TOTAL AUSTRALIA		2,154,173
Austria - 0.8%
Wienerberger AG	15,731	473,986
Belgium - 2.3%
KBC Group NV	4,840	351,051
UCB SA	5,328	1,024,650
TOTAL BELGIUM		1,375,701
Canada - 0.5%
Alimentation Couche-Tard, Inc. (multi-vtg.)	5,787	301,788
Denmark - 5.1%
Novo Nordisk A/S Series B	23,218	2,604,245
Tryg A/S	11,968	281,846
Vestas Wind Systems A/S (a)	6,542	124,673
TOTAL DENMARK		3,010,764
France - 9.7%
Air Liquide SA	3,664	656,960
Amundi SA (b)	9,319	674,093
AXA SA	34,863	1,309,075
BNP Paribas SA	9,341	637,935
Danone SA	6,352	453,778
EssilorLuxottica SA	2,298	538,425
Hermes International SCA	384	866,302
L'Oreal SA	1,164	436,698
LVMH Moet Hennessy Louis Vuitton SE	280	186,402
TOTAL FRANCE		5,759,668
Germany - 6.7%
adidas AG	1,854	444,017
Deutsche Post AG ADR	10,279	412,903
Gerresheimer AG	1,160	97,789
Instone Real Estate Group BV (b)	39,980	356,604
Merck KGaA	5,737	948,544
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,497	765,536
SAP SE	2,507	585,347
Siemens AG	1,762	342,797
TOTAL GERMANY		3,953,537
Hong Kong - 1.8%
AIA Group Ltd.	136,352	1,076,133
India - 1.0%
HDFC Bank Ltd. sponsored ADR	8,842	557,311
Ireland - 1.2%
Dalata Hotel Group PLC	20,291	94,466
Kingspan Group PLC (Ireland)	7,070	620,230
TOTAL IRELAND		714,696
Italy - 3.8%
Prysmian SpA	11,815	833,051
UniCredit SpA	31,994	1,415,389
TOTAL ITALY		2,248,440
Japan - 21.5%
Fast Retailing Co. Ltd.	1,964	627,933
Fuji Electric Co. Ltd.	5,282	269,001
Hitachi Ltd.	101,840	2,558,716
Hoya Corp.	7,010	937,896
Itochu Corp.	41,461	2,050,986
Net One Systems Co. Ltd.	27,453	666,527
ORIX Corp.	78,485	1,653,670
Pan Pacific International Holdings Ltd.	12	298
Recruit Holdings Co. Ltd.	14,206	867,454
Renesas Electronics Corp.	10,004	134,037
Sony Group Corp.	86,976	1,530,562
Sumitomo Mitsui Financial Group, Inc.	48,756	1,034,336
Tokio Marine Holdings, Inc.	11,541	415,663
TOTAL JAPAN		12,747,079
Korea (South) - 0.4%
SK Hynix, Inc.	1,947	255,724
Netherlands - 8.3%
ASML Holding NV (Netherlands)	2,315	1,564,269
BE Semiconductor Industries NV	1,320	140,625
ING Groep NV (Certificaten Van Aandelen)	61,372	1,041,507
Koninklijke KPN NV	318,921	1,246,434
Wolters Kluwer NV	5,414	911,040
TOTAL NETHERLANDS		4,903,875
New Zealand - 1.0%
Contact Energy Ltd.	117,297	596,811
Spain - 1.6%
CaixaBank SA	49,409	301,087
EDP Renovaveis SA	1,657	22,314
Iberdrola SA	39,755	590,058
Puig Brands SA Class B	2,033	46,882
TOTAL SPAIN		960,341
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	14,135	442,747
Investor AB (B Shares)	23,745	671,819
Lagercrantz Group AB (B Shares)	12,703	247,752
TOTAL SWEDEN		1,362,318
Switzerland - 0.8%
Compagnie Financiere Richemont SA Series A	3,137	456,749
Taiwan - 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	45,456	1,430,119
United Kingdom - 14.0%
3i Group PLC	13,444	551,308
AstraZeneca PLC (United Kingdom)	8,902	1,266,698
Bellway PLC	19,697	720,296
Berkeley Group Holdings PLC	10,570	603,175
Big Yellow Group PLC	7,591	118,242
Compass Group PLC	28,560	927,527
Direct Line Insurance Group PLC	137,323	290,928
Grainger Trust PLC	73,129	214,052
London Stock Exchange Group PLC	4,624	626,718
National Grid PLC	45,257	568,254
RELX PLC (London Stock Exchange)	15,424	707,340
Renewi PLC	13,947	109,342
Sage Group PLC	12,003	150,037
Unilever PLC	23,333	1,423,360
TOTAL UNITED KINGDOM		8,277,277
United States of America - 8.0%
Alcon, Inc. (Switzerland)	2,170	199,975
CRH PLC	17,826	1,699,565
Ferguson Enterprises, Inc.	2,869	566,753
Linde PLC	1,612	735,314
Schneider Electric SA	5,880	1,523,207
TOTAL UNITED STATES OF AMERICA		4,724,814
TOTAL COMMON STOCKS (Cost $53,257,435)		57,341,304

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $2,884,419)	2,883,842	2,884,419

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $56,141,854)	60,225,723
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(974,251)
NET ASSETS - 100.0%	59,251,472

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,030,697 or 1.7% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	712,258	27,076,720	24,904,539	80,855	(20)	-	2,884,419	0.0%
Total	712,258	27,076,720	24,904,539	80,855	(20)	-	2,884,419

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,246,434	1,246,434	-	-
Consumer Discretionary	6,457,727	1,681,064	4,776,663	-
Consumer Staples	2,662,506	348,670	2,313,836	-
Financials	15,037,927	4,136,123	10,901,804	-
Health Care	7,618,222	2,809,383	4,808,839	-
Industrials	12,820,938	3,040,416	9,780,522	-
Information Technology	5,174,437	2,102,683	3,071,754	-
Materials	3,856,778	2,908,865	947,913	-
Real Estate	688,898	688,898	-	-
Utilities	1,777,437	612,372	1,165,065	-

Money Market Funds	2,884,419	2,884,419	-	-
Total Investments in Securities:	60,225,723	22,459,327	37,766,396	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $53,257,435)	$57,341,304
Fidelity Central Funds (cost $2,884,419)	2,884,419

Total Investment in Securities (cost $56,141,854)		$60,225,723
Foreign currency held at value (cost $345)		344
Receivable for fund shares sold		142,546
Dividends receivable		100,731
Reclaims receivable		44,635
Distributions receivable from Fidelity Central Funds		9,661
Prepaid expenses		53
Receivable from investment adviser for expense reductions		2,501
Total assets		60,526,194
Liabilities
Payable for investments purchased	$1,122,817
Payable for fund shares redeemed	64,450
Accrued management fee	31,149
Other payables and accrued expenses	56,306
Total liabilities		1,274,722
Net Assets		$59,251,472
Net Assets consist of:
Paid in capital		$55,481,320
Total accumulated earnings (loss)		3,770,152
Net Assets		$59,251,472
Net Asset Value, offering price and redemption price per share ($59,251,472 ÷ 5,398,117 shares)		$10.98
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$922,336
Interest		163
Income from Fidelity Central Funds		80,855
Income before foreign taxes withheld		$1,003,354
Less foreign taxes withheld		(82,412)
Total income		920,942
Expenses
Management fee	$230,169
Custodian fees and expenses	54,181
Independent trustees' fees and expenses	124
Registration fees	23,482
Audit fees	57,411
Legal	15
Miscellaneous	895
Total expenses before reductions	366,277
Expense reductions	(100,384)
Total expenses after reductions		265,893
Net Investment income (loss)		655,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(626,256)
Fidelity Central Funds	(20)
Foreign currency transactions	(7,267)
Total net realized gain (loss)		(633,543)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	4,419,833
Assets and liabilities in foreign currencies	(5,272)
Total change in net unrealized appreciation (depreciation)		4,414,561
Net gain (loss)		3,781,018
Net increase (decrease) in net assets resulting from operations		$4,436,067
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$655,049	$85,246
Net realized gain (loss)	(633,543)	(148,535)
Change in net unrealized appreciation (depreciation)	4,414,561	(15,876)
Net increase (decrease) in net assets resulting from operations	4,436,067	(79,165)
Distributions to shareholders	(117,788)	(17,379)

Share transactions
Proceeds from sales of shares	52,460,375	8,192,591
Reinvestment of distributions	98,381	16,766
Cost of shares redeemed	(7,330,520)	(593,538)

Net increase (decrease) in net assets resulting from share transactions	45,228,236	7,615,819
Total increase (decrease) in net assets	49,546,515	7,519,275

Net Assets
Beginning of period	9,704,957	2,185,682
End of period	$59,251,472	$9,704,957

Other Information
Shares
Sold	4,968,846	892,144
Issued in reinvestment of distributions	10,323	1,851
Redeemed	(681,881)	(64,420)
Net increase (decrease)	4,297,288	829,575

Financial Highlights
Fidelity® SAI Sustainable International Equity Fund

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.82	$8.06	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.20	.17	.08
Net realized and unrealized gain (loss)	2.03	.65 D	(2.02)
Total from investment operations	2.23	.82	(1.94)
Distributions from net investment income	(.07)	(.06)	-
Total distributions	(.07)	(.06)	-
Net asset value, end of period	$10.98	$8.82	$8.06
Total Return E,F	25.43%	10.12%	(19.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.03%	3.13%	5.78% I,J
Expenses net of fee waivers, if any	.75%	.75%	.75% I
Expenses net of all reductions	.75%	.73%	.68% I
Net investment income (loss)	1.84%	1.84%	1.79% I
Supplemental Data
Net assets, end of period (000 omitted)	$59,251	$9,705	$2,186
Portfolio turnover rate K	45%	27%	51% I

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity SAI Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,455,920
Gross unrealized depreciation	(1,921,407)
Net unrealized appreciation (depreciation)	$3,534,513
Tax Cost	$56,691,210

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$821,941
Capital loss carryforward	$(580,252)
Net unrealized appreciation (depreciation) on securities and other investments	$3,528,463

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(444,947)
Long-term	(135,305)
Total capital loss carryforward	$(580,252)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$117,788	$ 17,379

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable International Equity Fund	59,591,767	15,226,630
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .648% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI Sustainable International Equity Fund	5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity SAI Sustainable International Equity Fund	4,473,091	675,688	(38,353)

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Sustainable International Equity Fund	47
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $99,216.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $264.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $904.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $6,968 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 95.91% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0720 and $0.0061 for the dividend paid December 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a flat management fee that replaced the prior management fee structure. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other fund expenses. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2023 and below the competitive median of the asset size peer group for the period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the period ended September 30, 2023.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.75% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9904871.102
IEE-ANN-1224
Fidelity® Series Canada Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Canada Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.2%
Quebecor, Inc.:
Class A	1,956,190	47,768,492
Class B (sub. vtg.) (a)	856,500	21,327,148
		69,095,640
Wireless Telecommunication Services - 0.9%
Rogers Communications, Inc. Class B (non-vtg.)	1,445,700	52,507,666
TOTAL COMMUNICATION SERVICES		121,603,306
CONSUMER DISCRETIONARY - 6.7%
Broadline Retail - 3.2%
Dollarama, Inc.	1,771,200	184,313,691
Hotels, Restaurants & Leisure - 2.0%
Restaurant Brands International, Inc.	1,648,200	114,634,746
Specialty Retail - 1.4%
Aritzia, Inc. (b)	927,200	29,853,396
Diversified Royalty Corp. (a)(c)	10,495,100	22,311,557
Pet Valu Holdings Ltd. (a)	1,367,700	25,019,082
		77,184,035
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings, Inc. (a)(b)	593,132	5,836,110
TOTAL CONSUMER DISCRETIONARY		381,968,582
CONSUMER STAPLES - 8.7%
Beverages - 0.1%
GURU Organic Energy Corp. (b)(c)	1,561,134	1,805,168
Consumer Staples Distribution & Retail - 8.2%
Alimentation Couche-Tard, Inc. (multi-vtg.)	5,479,140	285,733,009
Metro, Inc.	2,209,900	131,243,316
North West Co., Inc.	1,416,700	53,326,568
		470,302,893
Personal Care Products - 0.4%
Jamieson Wellness, Inc. (d)	1,033,000	24,609,193
TOTAL CONSUMER STAPLES		496,717,254
ENERGY - 17.9%
Energy Equipment & Services - 0.6%
Pason Systems, Inc.	3,554,800	34,390,172
Oil, Gas & Consumable Fuels - 17.3%
Cameco Corp.	1,669,900	87,263,924
Canadian Natural Resources Ltd.	8,700,000	295,863,109
Enbridge, Inc. (a)	2,004,200	80,953,933
MEG Energy Corp.	177,929	3,252,266
Parkland Corp.	2,307,100	53,686,243
PrairieSky Royalty Ltd.	9,619,380	192,477,414
South Bow Corp.	2,839,100	70,898,486
Suncor Energy, Inc.	5,437,200	205,249,565
		989,644,940
TOTAL ENERGY		1,024,035,112
FINANCIALS - 30.2%
Banks - 16.7%
Bank of Montreal (a)	3,347,400	305,036,889
Canadian Imperial Bank of Commerce	1,925,200	120,446,850
Royal Bank of Canada (a)	2,606,100	315,180,220
The Toronto-Dominion Bank	3,945,730	218,122,482
		958,786,441
Capital Markets - 6.7%
Brookfield Asset Management Ltd. Class A (a)	2,424,572	128,633,701
Brookfield Corp. (Canada) Class A	2,838,588	150,517,436
TMX Group Ltd.	3,318,400	103,650,099
		382,801,236
Insurance - 6.8%
Definity Financial Corp.	2,465,324	95,135,461
Intact Financial Corp.	682,000	130,242,971
Sun Life Financial, Inc.	2,954,600	163,820,246
		389,198,678
TOTAL FINANCIALS		1,730,786,355
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Andlauer Healthcare Group, Inc.	1,228,132	36,226,079
INDUSTRIALS - 12.4%
Commercial Services & Supplies - 2.2%
GFL Environmental, Inc.	3,034,614	126,955,338
Ground Transportation - 7.8%
Canadian National Railway Co.	1,184,200	127,873,358
Canadian Pacific Kansas City Ltd.	4,088,921	315,431,468
		443,304,826
Professional Services - 2.4%
Thomson Reuters Corp.	843,100	138,004,755
TOTAL INDUSTRIALS		708,264,919
INFORMATION TECHNOLOGY - 10.2%
Electronic Equipment, Instruments & Components - 0.1%
Celestica, Inc. (sub. vtg.) (b)	63,100	4,318,001
IT Services - 3.8%
Shopify, Inc. Class A (b)	2,805,300	219,451,486
Software - 6.3%
ApplyBoard, Inc. (b)(e)(f)	10,248	322,710
ApplyBoard, Inc. (non-vtg.) (b)(e)(f)	2,527	79,575
Computer Modelling Group Ltd.	1,907,000	15,668,532
Constellation Software, Inc.	90,000	271,421,410
Constellation Software, Inc. warrants 3/31/40 (b)(f)	47,800	3
Dye & Durham Ltd. (c)	4,266,200	58,339,102
Lumine Group, Inc. (b)	769,240	17,911,273
		363,742,605
TOTAL INFORMATION TECHNOLOGY		587,512,092
MATERIALS - 10.7%
Chemicals - 1.6%
Nutrien Ltd.	1,902,978	90,737,752
Containers & Packaging - 1.2%
CCL Industries, Inc.:
Class A	149,000	8,613,502
Class B	1,000,700	58,373,867
		66,987,369
Metals & Mining - 7.3%
Franco-Nevada Corp.	1,636,919	217,283,994
Lundin Mining Corp. (a)	4,526,100	44,014,360
Triple Flag Precious Metals Corp. (a)	900,630	15,433,642
Wheaton Precious Metals Corp.	2,190,700	144,672,579
		421,404,575
Paper & Forest Products - 0.6%
Stella-Jones, Inc.	582,000	35,187,101
TOTAL MATERIALS		614,316,797
TOTAL COMMON STOCKS (Cost $3,756,261,301)		5,701,430,496

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ApplyBoard, Inc.:
Series A1 (b)(e)(f)	12,606	397,845
Series A2 (b)(e)(f)	9,868	311,631
Series A3 (b)(e)(f)	563	17,791
Series D (b)(e)(f)	27,521	1,282,479
Series Seed (b)(e)(f)	3,768	118,730
(Cost $4,705,692)		2,128,476

Convertible Bonds - 0.1%
		Principal Amount (g)	Value ($)
COMMUNICATION SERVICES - 0.1%
Entertainment - 0.1%
Cineplex, Inc. 7.75% 3/1/30 (d) (Cost $5,386,687)	CAD	7,986,000	6,940,108

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (h)	2,620,007	2,620,532
Fidelity Securities Lending Cash Central Fund 4.87% (h)(i)	198,469,981	198,489,828
TOTAL MONEY MARKET FUNDS (Cost $201,110,360)		201,110,360

TOTAL INVESTMENT IN SECURITIES - 103.2% (Cost $3,967,464,040)	5,911,609,440
NET OTHER ASSETS (LIABILITIES) - (3.2)%	(182,928,261)
NET ASSETS - 100.0%	5,728,681,179

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,549,301 or 0.6% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,530,761 or 0.0% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	524,312

ApplyBoard, Inc. (non-vtg.)	6/30/21	269,861

ApplyBoard, Inc. Series A1	6/04/21	816,255

ApplyBoard, Inc. Series A2	6/04/21	638,966

ApplyBoard, Inc. Series A3	6/04/21	36,455

ApplyBoard, Inc. Series D	6/04/21	2,970,033

ApplyBoard, Inc. Series Seed	6/04/21	243,983

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	11,237,729	348,518,239	357,135,810	393,250	374	-	2,620,532	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	223,158,876	7,194,656,938	7,219,325,986	2,516,967	-	-	198,489,828	0.8%
Total	234,396,605	7,543,175,177	7,576,461,796	2,910,217	374	-	201,110,360

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Diversified Royalty Corp.	7,539,965	12,949,743	712,636	1,302,461	243,719	2,290,766	22,311,557
Dye & Durham Ltd.	21,565,749	7,670,617	1,709,838	185,931	788,795	30,023,779	58,339,102
GURU Organic Energy Corp.	2,630,712	-	111,007	-	(163,814)	(550,723)	1,805,168
Total	31,736,426	20,620,360	2,533,481	1,488,392	868,700	31,763,822	82,455,827

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	121,603,306	121,603,306	-	-
Consumer Discretionary	381,968,582	381,968,582	-	-
Consumer Staples	496,717,254	496,717,254	-	-
Energy	1,024,035,112	1,024,035,112	-	-
Financials	1,730,786,355	1,730,786,355	-	-
Health Care	36,226,079	36,226,079	-	-
Industrials	708,264,919	708,264,919	-	-
Information Technology	589,640,568	587,109,804	-	2,530,764
Materials	614,316,797	614,316,797	-	-

Corporate Bonds	6,940,108	-	6,940,108	-

Money Market Funds	201,110,360	201,110,360	-	-
Total Investments in Securities:	5,911,609,440	5,902,138,568	6,940,108	2,530,764
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $186,479,584) - See accompanying schedule:
Unaffiliated issuers (cost $3,685,909,885)	$5,628,043,253
Fidelity Central Funds (cost $201,110,360)	201,110,360
Other affiliated issuers (cost $80,443,795)	82,455,827

Total Investment in Securities (cost $3,967,464,040)		$5,911,609,440
Foreign currency held at value (cost $60,216,357)		59,388,210
Receivable for fund shares sold		5,142,244
Dividends receivable		8,372,917
Interest receivable		38,971
Distributions receivable from Fidelity Central Funds		311,522
Total assets		5,984,863,304
Liabilities
Payable for fund shares redeemed	$57,675,660
Other payables and accrued expenses	18,408
Collateral on securities loaned	198,488,057
Total liabilities		256,182,125
Net Assets		$5,728,681,179
Net Assets consist of:
Paid in capital		$3,725,859,285
Total accumulated earnings (loss)		2,002,821,894
Net Assets		$5,728,681,179
Net Asset Value, offering price and redemption price per share ($5,728,681,179 ÷ 353,794,819 shares)		$16.19
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends (including $1,488,392 earned from affiliated issuers)		$133,642,290
Interest		473,015
Income from Fidelity Central Funds (including $2,516,967 from security lending)		2,910,217
Income before foreign taxes withheld		$137,025,522
Less foreign taxes withheld		(20,728,000)
Total income		116,297,522
Expenses
Custodian fees and expenses	$43,843
Independent trustees' fees and expenses	23,928
Interest	10,365
Miscellaneous	86
Total expenses		78,222
Net Investment income (loss)		116,219,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	39,970,926
Redemptions in-kind	115,673,311
Fidelity Central Funds	374
Other affiliated issuers	868,700
Foreign currency transactions	2,074,035
Total net realized gain (loss)		158,587,346
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	930,708,703
Affiliated issuers	31,763,822
Assets and liabilities in foreign currencies	345,078
Total change in net unrealized appreciation (depreciation)		962,817,603
Net gain (loss)		1,121,404,949
Net increase (decrease) in net assets resulting from operations		$1,237,624,249
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$116,219,300	$123,964,624
Net realized gain (loss)	158,587,346	139,602,476
Change in net unrealized appreciation (depreciation)	962,817,603	(116,351,477)
Net increase (decrease) in net assets resulting from operations	1,237,624,249	147,215,623
Distributions to shareholders	(173,039,225)	(160,606,918)

Share transactions
Proceeds from sales of shares	1,098,707,709	675,016,952
Reinvestment of distributions	173,039,225	160,606,918
Cost of shares redeemed	(1,125,209,910)	(1,711,870,454)

Net increase (decrease) in net assets resulting from share transactions	146,537,024	(876,246,584)
Total increase (decrease) in net assets	1,211,122,048	(889,637,879)

Net Assets
Beginning of period	4,517,559,131	5,407,197,010
End of period	$5,728,681,179	$4,517,559,131

Other Information
Shares
Sold	71,855,728	49,168,680
Issued in reinvestment of distributions	12,457,828	12,084,794
Redeemed	(73,448,771)	(122,728,311)
Net increase (decrease)	10,864,785	(61,474,837)

Financial Highlights
Fidelity® Series Canada Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$13.17	$13.37	$14.77	$9.77	$10.89
Income from Investment Operations
Net investment income (loss) A,B	.33	.33	.32	.28	.27
Net realized and unrealized gain (loss)	3.19	(.12)	(1.40)	4.97	(1.14)
Total from investment operations	3.52	.21	(1.08)	5.25	(.87)
Distributions from net investment income	(.38)	(.40)	(.32)	(.25)	(.25)
Distributions from net realized gain	(.12)	(.01)	-	-	-
Total distributions	(.50)	(.41)	(.32)	(.25)	(.25)
Net asset value, end of period	$16.19	$13.17	$13.37	$14.77	$9.77
Total Return C	27.38%	1.54%	(7.45)%	54.40%	(8.22)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	-% F	.01%	-% F	-% F	-% F
Expenses net of fee waivers, if any	- % F	.01%	-% F	-% F	-% F
Expenses net of all reductions	-% F	.01%	-% F	-% F	-% F
Net investment income (loss)	2.15%	2.41%	2.29%	2.13%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$5,728,681	$4,517,559	$5,407,197	$6,065,145	$3,914,417
Portfolio turnover rate G	9 % H	15% H	19% H	19%	14%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount represents less than .005%.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,954,021,272
Gross unrealized depreciation	(92,584,204)
Net unrealized appreciation (depreciation)	$1,861,437,068
Tax Cost	$4,050,172,372

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$120,874,234
Undistributed long-term capital gain	$21,360,927
Net unrealized appreciation (depreciation) on securities and other investments	$1,860,586,734

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$130,381,444	$ 157,465,462
Long-term Capital Gains	42,657,781	3,141,456
Total	$173,039,225	$ 160,606,918

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	842,708,976	455,719,398

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Canada Fund	15,127,360	115,673,311	230,383,973

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Canada Fund	10,679,138	69,630,912	146,531,701
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Series Canada Fund	Borrower	22,284,667	5.58%	10,365

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Canada Fund	56,228,513	16,709,831	2,805,247

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Series Canada Fund	276,023	-	-

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $28,179,519, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,633,194 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 31.48% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.3916 and $.0199 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Canada Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts.  The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2027.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9883882.107
SAD-ANN-1224
Fidelity® SAI International SMA Completion Fund

Annual Report
October 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI International SMA Completion Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.7%
	Shares	Value ($)
Australia - 4.2%
Aristocrat Leisure Ltd.	560,343	22,548,008
CAR Group Ltd.	225,961	5,565,653
Steadfast Group Ltd.	1,618,882	5,830,336
TOTAL AUSTRALIA		33,943,997
Belgium - 2.9%
UCB SA	121,600	23,385,407
Canada - 9.8%
Alimentation Couche-Tard, Inc. (multi-vtg.)	445,100	23,211,629
Constellation Software, Inc.	11,636	35,091,773
Constellation Software, Inc. warrants 3/31/40 (a)(b)	10,836	1
Ivanhoe Mines Ltd. (a)(c)	1,427,400	18,873,440
MEG Energy Corp.	133,500	2,440,173
TOTAL CANADA		79,617,016
France - 3.9%
Capgemini SA	25,285	4,386,463
Sartorius Stedim Biotech	19,300	3,848,122
Thales SA	143,389	23,107,161
TOTAL FRANCE		31,341,746
Germany - 5.1%
Fresenius SE & Co. KGaA (a)	444,500	16,207,083
Hannover Reuck SE	93,982	24,688,284
TOTAL GERMANY		40,895,367
India - 5.3%
Axis Bank Ltd.	730,378	10,033,052
HDFC Bank Ltd.	480,778	9,881,989
Reliance Industries Ltd. (a)	717,571	11,264,773
Reliance Industries Ltd.	717,571	11,345,911
TOTAL INDIA		42,525,725
Indonesia - 2.2%
PT Bank Central Asia Tbk	27,812,287	18,000,016
Ireland - 2.9%
Kingspan Group PLC (Ireland)	270,807	23,757,096
Italy - 1.7%
FinecoBank SpA	438,676	7,007,239
Prysmian SpA	96,800	6,825,170
TOTAL ITALY		13,832,409
Japan - 24.7%
BayCurrent Consulting, Inc.	280,100	9,102,989
Capcom Co. Ltd.	451,300	8,930,534
Fast Retailing Co. Ltd.	73,900	23,627,420
Fuji Electric Co. Ltd.	356,500	18,155,799
IHI Corp.	66,100	3,519,093
Itochu Corp.	763,666	37,776,900
Kansai Paint Co. Ltd.	205,500	3,346,906
Keyence Corp.	56,724	25,605,990
Mitsubishi Heavy Industries Ltd.	3,377,100	47,674,356
Renesas Electronics Corp.	1,284,800	17,214,163
Rohto Pharmaceutical Co. Ltd.	211,800	4,762,824
TOTAL JAPAN		199,716,974
Luxembourg - 1.1%
CVC Capital Partners PLC (d)	421,900	8,852,600
Netherlands - 3.0%
BE Semiconductor Industries NV	99,600	10,610,810
IMCD NV	86,510	13,743,488
TOTAL NETHERLANDS		24,354,298
Portugal - 0.8%
Galp Energia SGPS SA	370,200	6,310,075
Spain - 3.3%
CaixaBank SA	4,370,005	26,629,777
Sweden - 10.7%
Atlas Copco AB (A Shares)	785,700	12,966,735
Indutrade AB	1,213,506	32,870,260
Investor AB (B Shares)	1,436,104	40,631,801
TOTAL SWEDEN		86,468,796
Switzerland - 3.9%
Partners Group Holding AG	7,370	10,181,703
Sika AG	76,384	21,273,061
TOTAL SWITZERLAND		31,454,764
United Kingdom - 5.7%
B&M European Value Retail SA	973,787	4,866,898
Big Yellow Group PLC	429,000	6,682,343
Games Workshop Group PLC	42,200	6,508,009
RS GROUP PLC	1,520,200	13,623,542
Sage Group PLC	1,134,000	14,174,919
TOTAL UNITED KINGDOM		45,855,711
United States of America - 4.5%
CRH PLC	100,900	9,628,887
Schneider Electric SA	104,700	27,122,405
TOTAL UNITED STATES OF AMERICA		36,751,292
TOTAL COMMON STOCKS (Cost $652,981,434)		773,693,066

Money Market Funds - 6.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (e)	34,218,465	34,225,309
Fidelity Securities Lending Cash Central Fund 4.87% (e)(f)	16,666,493	16,668,160
TOTAL MONEY MARKET FUNDS (Cost $50,893,469)		50,893,469

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $703,874,903)	824,586,535
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(16,385,248)
NET ASSETS - 100.0%	808,201,287

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,852,600 or 1.1% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	68,161,995	238,912,807	272,849,337	1,943,122	(156)	-	34,225,309	0.1%
Fidelity Securities Lending Cash Central Fund 4.87%	-	51,496,218	34,828,058	16,559	-	-	16,668,160	0.1%
Total	68,161,995	290,409,025	307,677,395	1,959,681	(156)	-	50,893,469

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	14,496,187	-	14,496,187	-
Consumer Discretionary	57,550,335	11,374,907	46,175,428	-
Consumer Staples	27,974,453	23,211,629	4,762,824	-
Energy	31,360,932	8,750,248	22,610,684	-
Financials	161,736,797	91,361,627	70,375,170	-
Health Care	43,440,612	43,440,612	-	-
Industrials	270,244,994	113,926,717	156,318,277	-
Information Technology	107,084,119	59,877,502	47,206,616	1
Materials	53,122,294	49,775,388	3,346,906	-
Real Estate	6,682,343	6,682,343	-	-

Money Market Funds	50,893,469	50,893,469	-	-
Total Investments in Securities:	824,586,535	459,294,442	365,292,092	1
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $14,839,468) - See accompanying schedule:
Unaffiliated issuers (cost $652,981,434)	$773,693,066
Fidelity Central Funds (cost $50,893,469)	50,893,469

Total Investment in Securities (cost $703,874,903)		$824,586,535
Foreign currency held at value (cost $43,437)		43,427
Receivable for fund shares sold		1,171,569
Dividends receivable		1,097,650
Reclaims receivable		601,641
Distributions receivable from Fidelity Central Funds		93,752
Total assets		827,594,574
Liabilities
Payable for investments purchased	$649,265
Payable for fund shares redeemed	539,138
Deferred taxes	1,513,832
Other payables and accrued expenses	22,892
Collateral on securities loaned	16,668,160
Total liabilities		19,393,287
Net Assets		$808,201,287
Net Assets consist of:
Paid in capital		$777,755,223
Total accumulated earnings (loss)		30,446,064
Net Assets		$808,201,287
Net Asset Value, offering price and redemption price per share ($808,201,287 ÷ 66,294,384 shares)		$12.19
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$12,694,219
Interest		5,199
Income from Fidelity Central Funds (including $16,559 from security lending)		1,959,681
Income before foreign taxes withheld		$14,659,099
Less foreign taxes withheld		(1,378,632)
Total income		13,280,467
Expenses
Independent trustees' fees and expenses	$2,971
Interest	1,346
Proxy fee	19,309
Total expenses before reductions	23,626
Expense reductions	(1)
Total expenses after reductions		23,625
Net Investment income (loss)		13,256,842
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $315,852)	(22,390,990)
Fidelity Central Funds	(156)
Foreign currency transactions	(204,942)
Total net realized gain (loss)		(22,596,088)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,392,646)	133,324,522
Assets and liabilities in foreign currencies	(20,897)
Total change in net unrealized appreciation (depreciation)		133,303,625
Net gain (loss)		110,707,537
Net increase (decrease) in net assets resulting from operations		$123,964,379
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,256,842	$12,058,422
Net realized gain (loss)	(22,596,088)	(33,839,849)
Change in net unrealized appreciation (depreciation)	133,303,625	46,040,455
Net increase (decrease) in net assets resulting from operations	123,964,379	24,259,028
Distributions to shareholders	(11,534,142)	(6,168,818)

Share transactions
Proceeds from sales of shares	256,386,701	179,578,134
Reinvestment of distributions	3,673,934	1,847,861
Cost of shares redeemed	(92,749,910)	(109,762,922)

Net increase (decrease) in net assets resulting from share transactions	167,310,725	71,663,073
Total increase (decrease) in net assets	279,740,962	89,753,283

Net Assets
Beginning of period	528,460,325	438,707,042
End of period	$808,201,287	$528,460,325

Other Information
Shares
Sold	21,593,533	16,763,788
Issued in reinvestment of distributions	332,182	177,850
Redeemed	(7,904,001)	(10,338,376)
Net increase (decrease)	14,021,714	6,603,262

Financial Highlights
Fidelity® SAI International SMA Completion Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.11	$9.61	$15.46	$12.38	$10.47
Income from Investment Operations
Net investment income (loss) A,B	.23	.25	.18	.19	.17 C
Net realized and unrealized gain (loss)	2.07	.39	(5.16)	3.01	1.77
Total from investment operations	2.30	.64	(4.98)	3.20	1.94
Distributions from net investment income	(.22)	(.14)	(.16)	(.12)	(.03)
Distributions from net realized gain	-	-	(.71)	-	-
Total distributions	(.22)	(.14)	(.87)	(.12)	(.03)
Net asset value, end of period	$12.19	$10.11	$9.61	$15.46	$12.38
Total Return D	22.95%	6.61%	(34.09)%	26.03%	18.57%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	- %	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	1.90%	2.36%	1.56%	1.30%	1.45% C
Supplemental Data
Net assets, end of period (000 omitted)	$808,201	$528,460	$438,707	$583,710	$318,362
Portfolio turnover rate H	33%	31%	40%	37%	17%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity SAI International SMA Completion Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$140,533,799
Gross unrealized depreciation	(32,905,230)
Net unrealized appreciation (depreciation)	$107,628,569
Tax Cost	$716,957,966

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,511,675
Capital loss carryforward	$(94,105,597)
Net unrealized appreciation (depreciation) on securities and other investments	$107,553,827

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(24,809,453)
Long-term	(69,296,144)
Total capital loss carryforward	$(94,105,597)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$11,534,142	$6,168,818
Total	$11,534,142	$6,168,818

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	424,008,279	220,765,532
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI International SMA Completion Fund	180

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity SAI International SMA Completion Fund	Borrower	4,341,000	5.58%	1,346

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI International SMA Completion Fund	19,575,237	9,889,913	(3,605,604)

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity SAI International SMA Completion Fund	1,772	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI International SMA Completion Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $2,853,325 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 77.99% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2014 and $0.0272 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International SMA Completion Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended February 29, 2024. The Board noted that the fund is not publicly offered as a stand-alone investment product.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also considered that the fund is available through fee-based programs and products offered by Fidelity and that FMR is compensated for its services out of such fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9893098.105
ISM-ANN-1224
Fidelity® Series Sustainable Emerging Markets Fund
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Sustainable Emerging Markets Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 92.6%
	Shares	Value ($)
Australia - 0.1%
Paladin Energy Ltd. (Australia) (a)	1,220	8,032
Brazil - 6.1%
Banco Bradesco SA	7,300	16,088
Banco do Brasil SA	1,392	6,340
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	600	9,557
Companhia de Transmissao de Energia Eletrica Paulista (PN)	4,014	16,866
Cury Construtora e Incorporado SA	4,885	20,652
Dexco SA (a)	16,900	24,206
ENGIE Brasil Energia SA	6,375	45,732
Equatorial Energia SA	3,400	18,891
Hapvida Participacoes e Investimentos SA (a)(b)	36,501	22,226
Itau Unibanco Holding SA sponsored ADR	12,481	75,510
Localiza Rent a Car SA	7,960	57,859
LOG Commercial Properties e Participacoes SA	2,800	10,956
MercadoLibre, Inc. (a)	19	38,706
Metalurgica Gerdau SA (PN)	21,364	37,954
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	1,144	14,151
sponsored ADR	1,701	22,878
PRIO SA	2,600	18,431
Raia Drogasil SA	13,473	56,727
Transmissora Alianca de Energia Eletrica SA	4,372	26,485
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,800	4,135
Weg SA	1,600	14,976
XP, Inc. Class A	1,842	32,161
TOTAL BRAZIL		591,487
Chile - 0.4%
Banco de Chile	352,481	41,062
China - 28.7%
Airtac International Group	1,000	27,770
Akeso, Inc. (a)(b)	1,000	8,060
Alibaba Group Holding Ltd.	20,623	252,267
BeiGene Ltd. ADR (a)	125	25,330
Beijing Roborock Technology Co. Ltd. (A Shares)	375	12,430
Bilibili, Inc. ADR (a)	602	13,316
BYD Co. Ltd. (H Shares)	2,710	97,881
China Communications Services Corp. Ltd. (H Shares)	32,735	17,587
China Construction Bank Corp. (H Shares)	262,178	203,512
China Gas Holdings Ltd.	13,715	11,778
China Jushi Co. Ltd. (A Shares)	17,400	27,640
China Life Insurance Co. Ltd. (H Shares)	20,358	43,154
China Merchants Bank Co. Ltd. (H Shares)	1,000	4,894
Contemporary Amperex Technology Co. Ltd.	800	27,756
ENN Energy Holdings Ltd.	3,487	24,567
Foxconn Industrial Internet Co. Ltd. (A Shares)	2,300	7,711
Fuyao Glass Industries Group Co. Ltd. (A Shares)	6,500	51,991
Guangdong Investment Ltd.	13,959	8,886
Haier Smart Home Co. Ltd.	22,571	81,915
Haier Smart Home Co. Ltd. (A Shares)	10,800	44,369
Haitian International Holdings Ltd.	7,755	21,450
Hansoh Pharmaceutical Group Co. Ltd. (b)	12,000	27,979
Industrial & Commercial Bank of China Ltd. (H Shares)	46,036	27,615
Innovent Biologics, Inc. (a)(b)	5,762	25,048
JD.com, Inc.:
Class A	3,308	67,084
sponsored ADR	2,085	84,693
Kanzhun Ltd. ADR	1,116	16,238
KE Holdings, Inc. ADR	1,240	27,193
Kuaishou Technology Class B (a)(b)	800	4,714
Kunlun Energy Co. Ltd.	15,844	15,026
Lenovo Group Ltd.	39,229	51,729
Li Auto, Inc.:
ADR (a)	910	22,759
Class A (a)	3,900	49,043
Li Ning Co. Ltd.	2,500	5,101
Medlive Technology Co. Ltd. (b)	6,000	6,531
Meituan Class B (a)(b)	8,750	206,766
NetEase, Inc. ADR	207	16,666
New Oriental Education & Technology Group, Inc. sponsored ADR	518	32,427
Ping An Insurance Group Co. of China Ltd. (H Shares)	16,006	99,170
Proya Cosmetics Co. Ltd. (A Shares)	1,700	22,914
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,600	28,098
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	1,000	37,453
Shenzhou International Group Holdings Ltd.	1,200	9,266
Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd. (H Shares) (a)	300	6,661
Sinopec Engineering Group Co. Ltd. (H Shares)	32,900	22,845
Sinopharm Group Co. Ltd. (H Shares)	1,519	3,784
Sinotruk Hong Kong Ltd.	9,782	26,402
Tencent Holdings Ltd.	9,470	493,786
TravelSky Technology Ltd. (H Shares)	14,198	19,900
Trip.com Group Ltd. (a)	500	32,177
Trip.com Group Ltd. ADR (a)	1,464	94,282
Tsingtao Brewery Co. Ltd. (H Shares)	2,320	14,939
Uni-President China Holdings Ltd.	21,000	19,655
Xiaomi Corp. Class B (a)(b)	13,200	45,275
Yifeng Pharmacy Chain Co. Ltd.	720	2,401
Yum China Holdings, Inc.	746	32,906
Zai Lab Ltd. (a)	3,945	12,029
Zai Lab Ltd. ADR (a)	588	17,769
Zeekr Intelligent Technology Holding Ltd. ADR	597	14,991
ZTO Express, Inc. sponsored ADR Class A	1,896	43,817
TOTAL CHINA		2,801,396
Greece - 1.0%
Alpha Services and Holdings SA	26,353	39,544
OPAP SA	1,855	31,639
Piraeus Financial Holdings SA	7,538	28,190
TOTAL GREECE		99,373
Hong Kong - 0.8%
ASMPT Ltd.	1,966	21,313
Huanxi Media Group Ltd. (a)	61,876	4,683
Kerry Properties Ltd.	9,052	19,120
Prudential PLC	4,394	36,579
TOTAL HONG KONG		81,695
Hungary - 0.3%
OTP Bank PLC	569	28,323
India - 13.4%
Axis Bank Ltd. sponsored GDR (Reg. S)	2,602	179,538
HDFC Bank Ltd. sponsored ADR	3,210	202,326
ICICI Bank Ltd. sponsored ADR	8,933	271,653
Infosys Ltd. sponsored ADR	9,057	189,382
Larsen & Toubro Ltd. GDR	2,406	103,217
Mahindra & Mahindra Ltd. sponsored GDR	272	8,922
Reliance Industries Ltd. GDR (b)	5,556	347,806
TOTAL INDIA		1,302,844
Indonesia - 2.2%
PT Bank Central Asia Tbk	155,230	100,464
PT Bank Mandiri (Persero) Tbk	23,700	10,061
PT Bank Rakyat Indonesia (Persero) Tbk	250,966	76,508
PT Sumber Alfaria Trijaya Tbk	54,828	11,494
PT Telkom Indonesia Persero Tbk	63,603	11,369
TOTAL INDONESIA		209,896
Korea (South) - 7.9%
AMOREPACIFIC Corp.	393	33,280
Coway Co. Ltd.	836	38,319
Delivery Hero AG (a)(b)	542	23,009
Hana Financial Group, Inc.	474	20,517
HLB, Inc. (a)	119	5,664
Hyundai Motor Co. Ltd.	65	10,045
Kakao Corp.	649	17,330
KB Financial Group, Inc.	648	42,303
LG Corp.	146	8,004
LS Electric Co. Ltd.	114	11,987
NAVER Corp.	581	71,302
Samsung Biologics Co. Ltd. (a)(b)	53	38,457
Samsung Electronics Co. Ltd.	6,895	293,727
Samsung Fire & Marine Insurance Co. Ltd.	34	8,270
SK Hynix, Inc.	902	118,471
SK Square Co. Ltd. (a)	273	16,540
Webtoon Entertainment, Inc.	794	8,258
TOTAL KOREA (SOUTH)		765,483
Malaysia - 1.1%
CIMB Group Holdings Bhd	40,500	73,440
Tenaga Nasional Bhd	9,800	31,352
TOTAL MALAYSIA		104,792
Mexico - 1.7%
Corporacion Inmobiliaria Vesta S.A.B. de CV	3,991	10,430
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	432	11,258
Fibra Uno Administracion SA de CV	9,400	10,824
Gruma S.A.B. de CV Series B	239	4,128
Grupo Financiero Banorte S.A.B. de CV	11,591	80,710
Wal-Mart de Mexico SA de CV Series V	18,723	51,483
TOTAL MEXICO		168,833
Netherlands - 0.3%
CTP BV (b)	1,881	31,346
Panama - 0.3%
Copa Holdings SA Class A	340	33,082
Philippines - 0.5%
Ayala Land, Inc.	40,000	22,349
International Container Terminal Services, Inc.	2,300	15,568
SM Investments Corp.	510	8,191
SM Prime Holdings, Inc.	3,900	2,043
TOTAL PHILIPPINES		48,151
Poland - 0.9%
Allegro.eu SA (a)(b)	7,526	66,033
CD Projekt SA	478	19,196
Dino Polska SA (a)(b)	51	4,226
TOTAL POLAND		89,455
Puerto Rico - 0.2%
Liberty Latin America Ltd. Class C (a)	1,778	17,211
Saudi Arabia - 2.9%
Al Rajhi Bank	4,938	115,703
Alinma Bank	4,646	34,761
Bupa Arabia for Cooperative Insurance Co.	583	31,263
Dr Sulaiman Al Habib Medical Services Group Co.	457	34,825
Sabic Agriculture-Nutrients Co.	902	27,331
The Saudi National Bank	4,331	38,228
TOTAL SAUDI ARABIA		282,111
South Africa - 3.8%
Capitec Bank Holdings Ltd.	609	110,016
Discovery Ltd.	3,533	36,229
FirstRand Ltd.	8,897	39,091
Impala Platinum Holdings Ltd. (a)	4,430	29,240
Northam Platinum Holdings Ltd.	2,735	20,235
Pepkor Holdings Ltd. (b)	41,881	54,365
Pick 'n Pay Stores Ltd. (a)	12,495	18,109
Shoprite Holdings Ltd.	3,283	56,699
Standard Bank Group Ltd.	784	10,794
TOTAL SOUTH AFRICA		374,778
Taiwan - 17.5%
Accton Technology Corp.	1,000	16,858
ASE Technology Holding Co. Ltd.	3,242	15,338
Asia Vital Components Co. Ltd.	1,073	20,622
AURAS Technology Co. Ltd.	1,000	20,159
BizLink Holding, Inc.	3,225	46,641
Chailease Holding Co. Ltd.	12,472	58,594
Delta Electronics, Inc.	3,000	37,173
E Ink Holdings, Inc.	3,000	28,169
Formosa Plastics Corp.	8,000	11,770
Hon Hai Precision Industry Co. Ltd. (Foxconn)	15,000	96,459
King Yuan Electronics Co. Ltd.	4,755	17,979
MediaTek, Inc.	1,000	39,055
PharmaEssentia Corp. (a)	1,000	19,620
Quanta Computer, Inc.	3,073	27,998
Taiwan Semiconductor Manufacturing Co. Ltd.	37,437	1,177,830
Uni-President Enterprises Corp.	19,473	54,710
Yageo Corp.	1,087	18,548
TOTAL TAIWAN		1,707,523
Tanzania - 0.3%
Helios Towers PLC (a)	19,729	27,068
Thailand - 0.1%
CP ALL PCL (For. Reg.)	3,900	7,305
United Arab Emirates - 0.6%
ADNOC Drilling Co. PJSC	16,224	22,394
Aldar Properties PJSC	8,664	17,974
Emaar Properties PJSC	5,676	13,429
TOTAL UNITED ARAB EMIRATES		53,797
United Kingdom - 1.0%
AngloGold Ashanti PLC	1,699	47,232
AngloGold Ashanti PLC	1,869	52,143
TOTAL UNITED KINGDOM		99,375
United States of America - 0.5%
FirstCash Holdings, Inc.	187	19,349
Tenaris SA sponsored ADR	194	6,379
Titan Cement International Trading SA	753	26,620
TOTAL UNITED STATES OF AMERICA		52,348
TOTAL COMMON STOCKS (Cost $8,053,747)		9,026,766

Nonconvertible Preferred Stocks - 0.3%
	Shares	Value ($)
Korea (South) - 0.3%
Hyundai Motor Co. Ltd. Series 2 (Cost $26,486)	290	33,615

Money Market Funds - 5.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $575,973)	575,858	575,973

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $8,656,206)	9,636,354
NET OTHER ASSETS (LIABILITIES) - 1.2%	121,324
NET ASSETS - 100.0%	9,757,678

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	10	Dec 2024	563,250	1,770	1,770

The notional amount of futures purchased as a percentage of Net Assets is 5.8%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $911,841 or 9.3% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	118,523	4,010,740	3,553,283	14,193	(7)	-	575,973	0.0%
Total	118,523	4,010,740	3,553,283	14,193	(7)	-	575,973

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	721,137	117,953	603,184	-
Consumer Discretionary	1,537,553	448,010	1,089,543	-
Consumer Staples	358,070	116,564	241,506	-
Energy	440,071	432,039	8,032	-
Financials	2,241,960	1,240,749	1,001,211	-
Health Care	291,436	100,150	191,286	-
Industrials	535,925	257,086	278,839	-
Information Technology	2,243,796	189,382	2,054,414	-
Materials	304,371	163,343	141,028	-
Real Estate	176,922	133,410	43,512	-
Utilities	209,140	117,531	91,609	-

Money Market Funds	575,973	575,973	-	-
Total Investments in Securities:	9,636,354	3,892,190	5,744,164	-
Derivative Instruments: Assets
Futures Contracts	1,770	1,770	-	-
Total Assets	1,770	1,770	-	-
Total Derivative Instruments:	1,770	1,770	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,770	0
Total Equity Risk	1,770	0
Total Value of Derivatives	1,770	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Sustainable Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $8,080,233)	$9,060,381
Fidelity Central Funds (cost $575,973)	575,973

Total Investment in Securities (cost $8,656,206)		$9,636,354
Segregated cash with brokers for derivative instruments		16,524
Cash		13,853
Foreign currency held at value (cost $1,411)		1,411
Receivable for investments sold		208,151
Receivable for fund shares sold		121,202
Dividends receivable		10,058
Distributions receivable from Fidelity Central Funds		1,658
Total assets		10,009,211
Liabilities
Payable for investments purchased	$235,358
Payable for daily variation margin on futures contracts	3,002
Other affiliated payables	2,385
Other payables and accrued expenses	10,788
Total liabilities		251,533
Net Assets		$9,757,678
Net Assets consist of:
Paid in capital		$8,768,758
Total accumulated earnings (loss)		988,920
Net Assets		$9,757,678
Net Asset Value, offering price and redemption price per share ($9,757,678 ÷ 838,916 shares)		$11.63
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$184,339
Interest		433
Income from Fidelity Central Funds		14,193
Income before foreign taxes withheld		$198,965
Less foreign taxes withheld		(18,815)
Total income		180,150
Expenses
Custodian fees and expenses	$22,329
Independent trustees' fees and expenses	28
Miscellaneous	6
Total expenses before reductions	22,363
Expense reductions	(22,142)
Total expenses after reductions		221
Net Investment income (loss)		179,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(74,901)
Fidelity Central Funds	(7)
Foreign currency transactions	(4,846)
Futures contracts	(26,847)
Total net realized gain (loss)		(106,601)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,202,838
Assets and liabilities in foreign currencies	(271)
Futures contracts	4,729
Total change in net unrealized appreciation (depreciation)		1,207,296
Net gain (loss)		1,100,695
Net increase (decrease) in net assets resulting from operations		$1,280,624
Statement of Changes in Net Assets

	Year ended October 31, 2024	For the period May 11, 2023 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$179,929	$69,905
Net realized gain (loss)	(106,601)	(38,471)
Change in net unrealized appreciation (depreciation)	1,207,296	(225,646)
Net increase (decrease) in net assets resulting from operations	1,280,624	(194,212)
Distributions to shareholders	(97,501)	-

Share transactions
Proceeds from sales of shares	4,545,822	4,692,849
Reinvestment of distributions	97,501	-
Cost of shares redeemed	(409,939)	(157,466)

Net increase (decrease) in net assets resulting from share transactions	4,233,384	4,535,383
Total increase (decrease) in net assets	5,416,507	4,341,171

Net Assets
Beginning of period	4,341,171	-
End of period	$9,757,678	$4,341,171

Other Information
Shares
Sold	415,045	466,593
Issued in reinvestment of distributions	9,663	-
Redeemed	(36,950)	(15,435)
Net increase (decrease)	387,758	451,158

Financial Highlights
Fidelity® Series Sustainable Emerging Markets Fund

Years ended October 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.62	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.28	.16
Net realized and unrealized gain (loss)	1.95	(.54)
Total from investment operations	2.23	(.38)
Distributions from net investment income	(.22)	-
Total distributions	(.22)	-
Net asset value, end of period	$11.63	$9.62
Total Return D,E	23.47%	(3.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.32%	.31% H
Expenses net of fee waivers, if any	.01%	.01% H
Expenses net of all reductions	-% I	.01% H
Net investment income (loss)	2.56%	3.40% H
Supplemental Data
Net assets, end of period (000 omitted)	$9,758	$4,341
Portfolio turnover rate J	47%	36% K

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount represents less than .005%.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
KAmount not annualized.
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 93.7%
	Shares	Value ($)
Australia - 2.2%
ASX Ltd.	182	7,751
Brambles Ltd.	2,880	34,675
Cochlear Ltd.	88	16,292
Commonwealth Bank of Australia	60	5,596
Macquarie Group Ltd.	380	57,512
Mineral Resources Ltd.	480	12,335
Pilbara Minerals Ltd. (a)	6,622	12,265
QBE Insurance Group Ltd.	1,405	15,863
REA Group Ltd.	76	11,235
Suncorp Group Ltd.	2,707	31,754
Transurban Group unit	5,690	47,420
WiseTech Global Ltd.	257	19,732
Woodside Energy Group Ltd.	4,249	66,873
TOTAL AUSTRALIA		339,303
Austria - 0.2%
Mondi PLC	898	14,532
OMV AG	394	16,329
Verbund AG	1	82
TOTAL AUSTRIA		30,943
Belgium - 1.0%
Azelis Group NV	1,419	28,138
Fagron NV	476	9,599
KBC Ancora	426	21,501
KBC Group NV	1,379	100,020
TOTAL BELGIUM		159,258
Brazil - 0.4%
Wheaton Precious Metals Corp.	1,025	67,690
Canada - 12.0%
Alimentation Couche-Tard, Inc. (multi-vtg.)	1,939	101,117
Andlauer Healthcare Group, Inc.	527	15,545
Aritzia, Inc. (a)	289	9,305
Bank of Montreal	1,148	104,613
Brookfield Asset Management Ltd. Class A	529	28,066
Brookfield Corp. (Canada) Class A	1,525	80,864
CAE, Inc. (a)	2,825	49,709
Cameco Corp.	871	45,516
Canadian Imperial Bank of Commerce	1,254	78,454
Canadian National Railway Co.	714	77,100
Canadian Natural Resources Ltd.	1,157	39,346
Canadian Pacific Kansas City Ltd.	2,052	158,297
CCL Industries, Inc. Class B	142	8,283
Computer Modelling Group Ltd.	781	6,417
Constellation Software, Inc.	26	78,411
Definity Financial Corp.	825	31,836
Dollarama, Inc.	496	51,614
Enbridge, Inc.	1,478	59,700
Franco-Nevada Corp.	515	68,361
Intact Financial Corp.	224	42,778
Metro, Inc.	263	15,619
North West Co., Inc.	224	8,432
Nutrien Ltd.	1,061	50,591
Osisko Gold Royalties Ltd.	332	6,681
Pason Systems, Inc.	1,984	19,194
Pet Valu Holdings Ltd.	216	3,951
PrairieSky Royalty Ltd.	1,766	35,336
Restaurant Brands International, Inc.	249	17,318
Richelieu Hardware Ltd.	766	20,185
Royal Bank of Canada	1,198	144,885
Shopify, Inc. Class A (a)	930	72,752
Stella-Jones, Inc.	227	13,724
Sun Life Financial, Inc.	1,918	106,345
Suncor Energy, Inc.	1,200	45,299
The Toronto-Dominion Bank	1,661	91,821
Thomson Reuters Corp.	209	34,211
TMX Group Ltd.	1,967	61,439
Triple Flag Precious Metals Corp.	391	6,700
TOTAL CANADA		1,889,815
Chile - 0.1%
Lundin Mining Corp.	1,550	15,073
Denmark - 2.6%
A.P. Moller - Maersk A/S Series A	2	3,042
Carlsberg A/S Series B	88	9,725
Novo Nordisk A/S Series B	3,214	360,498
Novonesis (NOVOZYMES) B Series B	97	6,078
ORSTED A/S (a)(b)	111	6,486
Pandora A/S	94	14,173
Vestas Wind Systems A/S (a)	311	5,927
TOTAL DENMARK		405,929
Finland - 0.8%
Elisa Corp. (A Shares)	275	13,090
Kesko Oyj	543	11,615
Metso Corp.	1,088	10,303
Neste OYJ	277	4,448
Nokia Corp.	3,806	18,010
Sampo Oyj (A Shares)	824	36,480
Stora Enso Oyj (R Shares)	1,080	12,006
UPM-Kymmene Corp.	294	8,612
Wartsila Corp.	866	16,494
TOTAL FINLAND		131,058
France - 7.9%
Accor SA	606	27,461
Air Liquide SA	400	71,721
Airbus Group NV	692	105,559
Alten SA	254	21,468
ARGAN SA	33	2,441
AXA SA	2,756	103,485
BNP Paribas SA	662	45,211
Capgemini SA	322	55,861
Compagnie Generale des Etablissements Michelin SCA Series B	1,560	52,721
Covivio	369	20,992
Danone SA	899	64,223
Dassault Systemes SA	1,593	54,521
Edenred SA	638	20,507
Elis SA	181	4,095
EssilorLuxottica SA	230	53,889
Eurazeo SA	263	20,011
Kering SA	14	3,497
L'Oreal SA	135	50,648
Lectra	644	17,863
Legrand SA	365	41,197
LVMH Moet Hennessy Louis Vuitton SE	270	179,745
Rexel SA	1,141	31,251
Societe Generale Series A	84	2,413
Stef SA	73	10,910
Thales SA	111	17,888
Thermador Groupe SA	116	9,009
TotalEnergies SE	2,375	149,045
TOTAL FRANCE		1,237,632
Germany - 7.0%
adidas AG	15	3,592
Allianz SE	175	55,091
Deutsche Borse AG	561	130,308
GEA Group AG	255	12,560
Hannover Reuck SE	299	78,545
HeidelbergCement AG	148	16,292
Henkel AG & Co. KGaA	552	43,051
Infineon Technologies AG	688	21,758
Knorr-Bremse AG	171	14,062
Merck KGaA	385	63,655
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	173	88,469
Nexus AG	276	14,456
Puma AG	149	6,771
Rheinmetall AG	164	84,415
SAP SE	1,629	380,349
Siemens AG	402	78,209
Siemens Healthineers AG (b)	47	2,452
Stabilus Se	66	2,610
Symrise AG	34	4,090
TOTAL GERMANY		1,100,735
Hong Kong - 0.2%
AIA Group Ltd.	194	1,531
Hang Seng Bank Ltd.	1,300	15,902
Hong Kong Exchanges and Clearing Ltd.	3	120
Prudential PLC	2,103	17,507
TOTAL HONG KONG		35,060
India - 0.2%
Reliance Industries Ltd. GDR (b)	488	30,549
Indonesia - 0.2%
PT Bank Central Asia Tbk	37,289	24,133
Ireland - 0.8%
AerCap Holdings NV	184	17,213
Bank of Ireland Group PLC	2,047	18,842
Cairn Homes PLC	3,126	7,239
Cairn Homes PLC	1,983	4,605
Kerry Group PLC Class A	339	33,740
Kingspan Group PLC (Ireland)	563	49,390
TOTAL IRELAND		131,029
Israel - 0.1%
Ituran Location & Control Ltd.	143	3,822
NICE Ltd. (a)	36	6,362
Wix.com Ltd. (a)	68	11,364
TOTAL ISRAEL		21,548
Italy - 2.6%
Eni SpA	2,427	36,971
Generali	3,057	84,960
Industrie de Nora SpA	119	1,119
Intercos SpA	247	3,960
Interpump Group SpA	704	31,274
Intesa Sanpaolo SpA	7,843	33,568
Moncler SpA	388	21,499
Prada SpA	3,671	28,184
Prysmian SpA	295	20,800
Recordati SpA	443	25,106
UniCredit SpA	2,597	114,889
TOTAL ITALY		402,330
Japan - 15.3%
Advantest Corp.	100	5,790
Ajinomoto Co., Inc.	1,561	59,967
Asahi Kasei Corp.	3,378	23,304
Asics Corp.	400	6,987
Azbil Corp.	8,000	62,208
BayCurrent Consulting, Inc.	196	6,370
Bridgestone Corp.	1,662	59,226
Capcom Co. Ltd.	396	7,836
Chugai Pharmaceutical Co. Ltd.	200	9,516
CTS Co. Ltd.	600	3,572
Curves Holdings Co. Ltd.	1,618	8,564
Daiichi Sankyo Co. Ltd.	806	26,234
Daiwa Securities Group, Inc.	3,597	23,533
DENSO Corp.	3,800	53,973
Eisai Co. Ltd.	301	10,198
Elan Corp.	507	2,884
ENEOS Holdings, Inc.	1,499	7,562
FANUC Corp.	832	22,074
Fuji Electric Co. Ltd.	100	5,093
FUJIFILM Holdings Corp.	3,292	78,311
Fujitsu Ltd.	2,890	55,563
Hankyu Hanshin Holdings, Inc.	1,247	33,906
Hitachi Ltd.	8,250	207,280
Hoya Corp.	963	128,844
Ibiden Co. Ltd.	957	30,399
Isuzu Motors Ltd.	800	10,345
Itochu Corp.	2,481	122,730
JFE Holdings, Inc.	678	8,163
KDDI Corp.	1,146	35,732
Komatsu Ltd.	400	10,354
Koshidaka Holdings Co. Ltd.	592	4,644
Kubota Corp.	494	6,312
LY Corp.	1,100	3,001
Marubeni Corp.	1,339	20,017
Minebea Mitsumi, Inc.	298	5,246
Misumi Group, Inc.	600	9,765
Mitsubishi Chemical Group Corp.	400	2,158
Mitsubishi Electric Corp.	600	10,556
Mitsubishi Heavy Industries Ltd.	10,240	144,558
Mitsubishi UFJ Financial Group, Inc.	6,000	63,241
Mizuho Financial Group, Inc.	500	10,386
NEC Corp.	97	8,254
Nintendo Co. Ltd.	100	5,282
Nitto Denko Corp.	500	8,227
Nitto Kohki Co. Ltd.	200	3,375
NOF Corp.	700	11,373
Nomura Holdings, Inc.	2,597	13,317
Nomura Research Institute Ltd.	639	19,115
OMRON Corp.	362	14,292
Oriental Land Co. Ltd.	278	6,718
ORIX Corp.	1,492	31,436
ProNexus, Inc.	700	5,941
Rakuten Group, Inc. (a)	1,000	5,969
Recruit Holdings Co. Ltd.	1,906	116,385
Renesas Electronics Corp.	4,835	64,781
Ricoh Co. Ltd.	2,200	23,832
San-Ai Obbli Co. Ltd.	200	2,442
Seiko Epson Corp.	700	12,723
Sekisui House Ltd.	1,000	24,152
SG Holdings Co. Ltd.	1,191	11,944
Shin-Etsu Chemical Co. Ltd.	2,923	107,110
SoftBank Corp.	7,740	9,744
SoftBank Group Corp.	499	29,750
Softcreate Co. Ltd.	200	2,834
Software Service, Inc.	100	8,311
Sompo Holdings, Inc.	995	21,332
Sony Group Corp.	3,205	56,400
Sumitomo Mitsui Financial Group, Inc.	3,300	70,008
SWCC Showa Holdings Co. Ltd.	100	3,507
Sysmex Corp.	903	16,754
TIS, Inc.	821	20,473
Tokio Marine Holdings, Inc.	3,613	130,126
Tokyo Electron Ltd.	388	57,095
Tokyu Corp.	800	9,863
Toray Industries, Inc.	1,769	9,620
USS Co. Ltd.	928	7,772
YAKUODO Holdings Co. Ltd.	200	2,782
Yamaha Motor Co. Ltd.	3,224	28,181
Yokogawa Electric Corp.	976	21,640
TOTAL JAPAN		2,409,262
Korea (South) - 0.0%
Samsung Electronics Co. Ltd.	89	3,791
Luxembourg - 0.0%
Eurofins Scientific SA	164	8,060
Netherlands - 3.9%
Akzo Nobel NV	219	13,975
ASM International NV (Netherlands)	14	7,800
ASML Holding NV (Netherlands)	506	341,909
BE Semiconductor Industries NV	110	11,719
IMCD NV	424	67,359
ING Groep NV (Certificaten Van Aandelen)	709	12,032
Koninklijke Heijmans NV (Certificaten Van Aandelen)	197	5,304
Koninklijke KPN NV	7,261	28,378
TKH Group NV (bearer) (depositary receipt)	70	2,840
Topicus.Com, Inc.	65	5,564
Universal Music Group NV	343	8,632
Wolters Kluwer NV	619	104,162
TOTAL NETHERLANDS		609,674
New Zealand - 0.1%
Meridian Energy Ltd.	2,263	8,037
Xero Ltd. (a)	53	5,149
TOTAL NEW ZEALAND		13,186
Norway - 0.8%
DNB Bank ASA	737	15,222
Equinor ASA	1,492	35,453
Gjensidige Forsikring ASA	746	13,462
Kongsberg Gruppen ASA	387	40,282
Norsk Hydro ASA	1,031	6,400
Orkla ASA	1,604	14,829
TOTAL NORWAY		125,648
Portugal - 0.2%
Galp Energia SGPS SA	1,809	30,834
Singapore - 0.7%
CapitaLand Investment Ltd.	12,233	25,843
Keppel Ltd.	6,796	32,719
STMicroelectronics NV (France)	718	19,545
United Overseas Bank Ltd.	1,527	37,120
TOTAL SINGAPORE		115,227
South Africa - 0.1%
Anglo American PLC (United Kingdom)	629	19,499
Spain - 1.6%
ACS Actividades de Construccion y Servicios SA	316	15,124
Amadeus IT Holding SA Class A	1,075	77,877
Banco Bilbao Vizcaya Argentaria SA	1,331	13,250
Banco de Sabadell SA	6,646	12,929
CaixaBank SA	5,109	31,133
Cellnex Telecom SA (b)	564	20,675
Fluidra SA	124	3,334
Iberdrola SA	1,337	19,844
Industria de Diseno Textil SA	216	12,288
Redeia Corp. SA	1,213	22,430
Repsol SA	565	7,073
Unicaja Banco SA (b)	8,537	10,698
TOTAL SPAIN		246,655
Sweden - 3.3%
Addlife AB B Shares	216	2,745
AddTech AB (B Shares)	1,220	33,825
ASSA ABLOY AB (B Shares)	1,441	45,136
Atlas Copco AB (A Shares)	9,799	161,717
Autoliv, Inc.	205	19,040
Bergman & Beving AB (B Shares)	290	8,152
Boliden AB	1,430	44,398
Dometic Group AB (b)	239	1,298
Epiroc AB:
(A Shares)	1,807	35,291
(B Shares)	643	11,038
EQT AB	298	8,643
Essity AB (B Shares)	477	13,467
Evolution AB (b)	49	4,633
H&M Hennes & Mauritz AB (B Shares)	244	3,624
Hemnet Group AB	90	2,825
Indutrade AB	1,377	37,299
INVISIO AB	692	17,406
John Mattson Fastighetsforetagen AB (a)	377	2,328
Lagercrantz Group AB (B Shares)	501	9,771
Svenska Cellulosa AB SCA (B Shares)	1,966	25,990
Svenska Handelsbanken AB (A Shares)	972	10,100
Tele2 AB (B Shares)	827	8,666
Telia Co. AB	4,268	12,402
TOTAL SWEDEN		519,794
Switzerland - 3.7%
ABB Ltd. (Reg.)	1,788	99,361
Banque Cantonale Vaudoise	76	7,578
Clariant AG (Reg.)	201	2,791
Compagnie Financiere Richemont SA Series A	160	23,296
DSM-Firmenich AG	136	16,140
Givaudan SA	7	33,211
Kuehne & Nagel International AG	113	28,212
Logitech International SA (Reg.)	215	17,617
Novartis AG	288	31,250
Partners Group Holding AG	23	31,775
SGS SA (Reg.)	114	12,079
Sig Group AG	1,237	26,629
Sonova Holding AG	63	23,054
Swiss Life Holding AG	21	17,130
Swiss Prime Site AG	373	40,451
Tecan Group AG	50	12,622
VAT Group AG (b)	55	22,897
Zurich Insurance Group Ltd.	223	131,482
TOTAL SWITZERLAND		577,575
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,823	151,739
United Kingdom - 14.0%
3i Group PLC	2,732	112,033
Admiral Group PLC	336	11,109
AstraZeneca PLC (United Kingdom)	972	138,309
Aviva PLC	5,139	30,025
B&M European Value Retail SA	837	4,183
BAE Systems PLC	14,713	237,134
Barclays PLC	5,993	18,372
Barratt Developments PLC	9,019	51,914
Beazley PLC	1,513	14,739
Berkeley Group Holdings PLC	213	12,155
Bunzl PLC	556	24,462
Clarkson PLC	144	6,527
Coca-Cola Europacific Partners PLC	218	16,568
Compass Group PLC	4,573	148,515
Croda International PLC	248	11,848
DCC PLC (United Kingdom)	534	33,767
Diageo PLC	1,212	37,429
Diploma PLC	517	28,386
Flutter Entertainment PLC (a)	136	31,811
Halma PLC	741	23,648
Hill & Smith Holdings PLC	380	9,971
Howden Joinery Group PLC	1,847	20,053
HSBC Holdings PLC (United Kingdom)	6,616	60,722
Informa PLC	2,656	27,693
InterContinental Hotel Group PLC	389	42,906
InterContinental Hotel Group PLC ADR	840	93,618
Intertek Group PLC	228	13,665
J Sainsbury PLC	6,893	23,660
JD Sports Fashion PLC	5,218	8,343
Kingfisher PLC	5,959	22,536
Lloyds Banking Group PLC	151,203	103,786
London Stock Exchange Group PLC	1,170	158,577
Mears Group PLC	1,720	7,552
Melrose Industries PLC	1,933	11,839
NatWest Group PLC	1,966	9,315
On The Beach Group PLC (b)	1,107	2,070
Premier Foods PLC	2,658	6,457
RELX PLC (London Stock Exchange)	4,375	200,636
Rentokil Initial PLC	859	4,309
Rightmove PLC	1,854	14,076
RS GROUP PLC	565	5,063
Sabre Insurance Group PLC (b)	986	1,739
Sage Group PLC	6,625	82,812
Schroders PLC	3,910	17,344
Segro PLC	1,677	16,979
Smiths Group PLC	455	8,971
Spectris PLC	1,272	41,267
SSE PLC	426	9,673
Standard Chartered PLC (United Kingdom)	4,478	51,929
Synthomer PLC (a)	22	51
Taylor Wimpey PLC	3,269	6,181
Tesco PLC	6,217	27,452
Unilever PLC	1,680	102,483
TOTAL UNITED KINGDOM		2,206,662
United States of America - 10.7%
Alcon, Inc. (Switzerland)	906	83,492
CRH PLC	2,943	280,850
CSL Ltd.	48	9,012
CyberArk Software Ltd. (a)	55	15,209
Experian PLC	2,207	107,486
Ferguson Enterprises, Inc.	337	66,572
GE Vernova LLC	208	62,745
GFL Environmental, Inc.	246	10,292
GSK PLC	1,568	28,316
ICON PLC (a)	41	9,107
Linde PLC	508	231,724
Marsh & McLennan Companies, Inc.	439	95,807
MasterCard, Inc. Class A	79	39,468
Microsoft Corp.	23	9,346
Moody's Corp.	148	67,198
Morningstar, Inc.	24	7,873
S&P Global, Inc.	261	125,374
Schneider Electric SA	631	163,460
Shell PLC:
ADR	498	33,640
(London)	1,216	40,599
Sherwin-Williams Co.	203	72,830
Swiss Re Ltd.	282	36,134
Visa, Inc. Class A	310	89,854
TOTAL UNITED STATES OF AMERICA		1,686,388
TOTAL COMMON STOCKS (Cost $13,697,180)		14,746,079

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
Germany - 0.1%
Henkel AG & Co. KGaA	46	3,982
Sartorius AG (non-vtg.)	37	9,567

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,646)		13,549

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $690,934)	690,796	690,934

TOTAL INVESTMENT IN SECURITIES - 98.2% (Cost $14,403,760)	15,450,562
NET OTHER ASSETS (LIABILITIES) - 1.8%	281,012
NET ASSETS - 100.0%	15,731,574

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	6	Dec 2024	705,060	446	446

The notional amount of futures purchased as a percentage of Net Assets is 4.5%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $103,497 or 0.7% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	246,454	6,974,794	6,530,308	24,165	(6)	-	690,934	0.0%
Total	246,454	6,974,794	6,530,308	24,165	(6)	-	690,934

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	239,017	127,805	111,212	-
Consumer Discretionary	1,270,894	470,002	800,892	-
Consumer Staples	651,206	296,497	354,709	-
Energy	706,209	355,743	350,466	-
Financials	3,670,401	1,909,553	1,760,848	-
Health Care	1,119,767	310,295	809,472	-
Industrials	3,572,366	1,520,768	2,051,598	-
Information Technology	1,992,886	804,666	1,188,220	-
Materials	1,361,296	1,055,146	306,150	-
Real Estate	109,034	83,191	25,843	-
Utilities	66,552	58,515	8,037	-

Money Market Funds	690,934	690,934	-	-
Total Investments in Securities:	15,450,562	7,683,115	7,767,447	-
Derivative Instruments: Assets
Futures Contracts	446	446	-	-
Total Assets	446	446	-	-
Total Derivative Instruments:	446	446	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	446	0
Total Equity Risk	446	0
Total Value of Derivatives	446	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $13,712,826)	$14,759,628
Fidelity Central Funds (cost $690,934)	690,934

Total Investment in Securities (cost $14,403,760)		$15,450,562
Segregated cash with brokers for derivative instruments		18,796
Cash		33,688
Foreign currency held at value (cost $1,568)		1,568
Receivable for investments sold		83,497
Receivable for fund shares sold		362,237
Dividends receivable		36,917
Distributions receivable from Fidelity Central Funds		1,793
Receivable from investment adviser for expense reductions		69
Total assets		15,989,127
Liabilities
Payable for investments purchased	$244,993
Payable for daily variation margin on futures contracts	5,218
Other payables and accrued expenses	7,342
Total liabilities		257,553
Net Assets		$15,731,574
Net Assets consist of:
Paid in capital		$14,481,703
Total accumulated earnings (loss)		1,249,871
Net Assets		$15,731,574
Net Asset Value, offering price and redemption price per share ($15,731,574 ÷ 1,359,596 shares)		$11.57
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$273,539
Interest		588
Income from Fidelity Central Funds		24,165
Income before foreign taxes withheld		$298,292
Less foreign taxes withheld		(33,422)
Total income		264,870
Expenses
Custodian fees and expenses	$19,546
Independent trustees' fees and expenses	45
Miscellaneous	6
Total expenses before reductions	19,597
Expense reductions	(18,739)
Total expenses after reductions		858
Net Investment income (loss)		264,012
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(12,906)
Fidelity Central Funds	(6)
Foreign currency transactions	4,369
Futures contracts	19,160
Total net realized gain (loss)		10,617
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,573,724
Assets and liabilities in foreign currencies	(1,051)
Futures contracts	781
Total change in net unrealized appreciation (depreciation)		1,573,454
Net gain (loss)		1,584,071
Net increase (decrease) in net assets resulting from operations		$1,848,083
Statement of Changes in Net Assets

	Year ended October 31, 2024	For the period May 11, 2023 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$264,012	$73,251
Net realized gain (loss)	10,617	(43,017)
Change in net unrealized appreciation (depreciation)	1,573,454	(527,429)
Net increase (decrease) in net assets resulting from operations	1,848,083	(497,195)
Distributions to shareholders	(94,899)	-

Share transactions
Proceeds from sales of shares	8,041,254	7,829,024
Reinvestment of distributions	94,899	-
Cost of shares redeemed	(1,002,165)	(487,427)

Net increase (decrease) in net assets resulting from share transactions	7,133,988	7,341,597
Total increase (decrease) in net assets	8,887,172	6,844,402

Net Assets
Beginning of period	6,844,402	-
End of period	$15,731,574	$6,844,402

Other Information
Shares
Sold	707,142	782,048
Issued in reinvestment of distributions	9,304	-
Redeemed	(89,743)	(49,155)
Net increase (decrease)	626,703	732,893

Financial Highlights
Fidelity® Series Sustainable Non-U.S. Developed Markets Fund

Years ended October 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.34	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.26	.11
Net realized and unrealized gain (loss)	2.10	(.77)
Total from investment operations	2.36	(.66)
Distributions from net investment income	(.13)	-
Total distributions	(.13)	-
Net asset value, end of period	$11.57	$9.34
Total Return D,E	25.41%	(6.60)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.17%	.29% H
Expenses net of fee waivers, if any	.01%	.01% H
Expenses net of all reductions	.01%	.01% H
Net investment income (loss)	2.32%	2.35% H
Supplemental Data
Net assets, end of period (000 omitted)	$15,732	$6,844
Portfolio turnover rate I	33%	8% J

AFor the period May 11, 2023 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JAmount not annualized.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, future transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation)($)
Fidelity Series Sustainable Emerging Markets Fund	8,682,957	1,382,656	(429,259)	953,397
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	14,459,632	1,720,357	(729,427)	990,930

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity Series Sustainable Emerging Markets Fund	172,310	(136,521)	953,129
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	291,971	(31,807)	989,707

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity Series Sustainable Emerging Markets Fund	(135,186)	(1,335)	(136,521)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	(31,807)	-	(31,807)

The tax character of distributions paid was as follows:

October 31, 2024
	Ordinary Income ($)	Total ($)
Fidelity Series Sustainable Emerging Markets Fund	97,501	97,501
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	94,899	94,899

October 31, 2023A
	Ordinary Income ($)	Total ($)
Fidelity Series Sustainable Emerging Markets Fund	-	-
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	-	-

A For the period May 11,2023 (commencement of operations) through October 31,2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Sustainable Emerging Markets Fund	6,929,882	3,151,533
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	10,174,561	3,533,796
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Series Sustainable Emerging Markets Fund	90
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Sustainable Emerging Markets Fund	82,555	52,034	(4,618)
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	238,425	84,409	(3,640)

Sub-Advisory Arrangements. Effective March 1, 2024, each Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
8. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2028. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Fidelity Series Sustainable Emerging Markets Fund	.013%	21,422
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	.013%	18,075

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits ($)
Fidelity Series Sustainable Emerging Markets Fund	720
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	664
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Sustainable Emerging Markets Fund and Fidelity Series Sustainable Non-U.S. Developed Markets Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2024, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 11, 2023 (commencement of operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from May 11, 2023 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Sustainable Emerging Markets Fund	1.49%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1.73%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series Sustainable Non-U.S. Developed Markets Fund
December 2023	2%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Sustainable Emerging Markets Fund
December 2023	67.84%
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
December 2023	77.04%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity Series Sustainable Emerging Markets Fund
December 2023	0.02%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series Sustainable Emerging Markets Fund	$1,520
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	$2,201

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Series Sustainable Emerging Markets Fund	12/11/2023	$0.2126	$0.0134
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	12/11/2023	$0.1166	$0.0080

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Sustainable Emerging Markets Fund
Fidelity Series Sustainable Non-U.S. Developed Markets Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2027.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9908948.101
SMKC-ANN-1224
Fidelity® Series Select International Small Cap Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Select International Small Cap Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
Australia - 7.7%
ALS Ltd.	939	8,668
Amotiv Ltd.	1,090	7,587
Ansell Ltd.	380	7,727
Aurizon Holdings Ltd.	2,153	4,774
Beach Energy Ltd.	6,020	4,931
CAR Group Ltd.	347	8,547
Evolution Mining Ltd.	2,578	8,839
Flight Centre Travel Group Ltd.	271	2,834
Imdex Ltd.	4,244	7,210
Incitec Pivot Ltd.	3,196	6,305
National Storage REIT unit	5,522	9,085
NIB Holdings Ltd.	1,504	5,693
Steadfast Group Ltd.	2,981	10,736
Whitehaven Coal Ltd.	1,210	5,412
TOTAL AUSTRALIA		98,348
Austria - 1.3%
AT&S Austria Technologie & Systemtechnik AG (a)	127	2,322
Schoeller-Bleckmann Oilfield Equipment AG	107	3,218
Wienerberger AG	268	8,075
Zumtobel AG	440	2,537
TOTAL AUSTRIA		16,152
Bailiwick of Jersey - 0.7%
JTC PLC (b)	725	9,610
Belgium - 1.4%
Azelis Group NV	277	5,493
Econocom Group SA	2,021	4,335
Fagron NV	406	8,188
TOTAL BELGIUM		18,016
Finland - 1.5%
Fortum Corp.	460	6,770
Huhtamaki Oyj	173	6,782
Kemira Oyj	250	5,308
TOTAL FINLAND		18,860
France - 5.4%
Altarea SCA	44	4,834
Alten SA	56	4,733
Elis SA	300	6,788
Euroapi SASU (a)	363	1,410
Ipsos SA	117	5,737
Nexans SA	35	4,854
Rexel SA	413	11,312
SEB SA	40	4,194
Ubisoft Entertainment SA (a)	200	3,014
Vallourec SA (a)	514	8,415
Vicat SA	127	4,704
Virbac SA	23	8,694
TOTAL FRANCE		68,689
Germany - 3.9%
Bilfinger Berger AG	141	6,764
Gerresheimer AG	65	5,480
Hensoldt AG	100	3,398
Lanxess AG	140	4,048
Mensch und Maschine Software SE	82	4,772
Patrizia Immobilien AG	474	4,011
PVA TePla AG (a)	189	2,385
SAF-Holland SA	523	8,090
Stabilus Se	146	5,773
Takkt AG	390	3,810
Wacker Chemie AG	20	1,683
TOTAL GERMANY		50,214
Hong Kong - 1.8%
ASMPT Ltd.	569	6,168
Fortune (REIT)	3,496	1,822
Hysan Development Co. Ltd.	2,024	3,283
Luk Fook Holdings International Ltd.	2,586	4,955
Melco International Development Ltd. (a)	3,000	1,846
Pacific Basin Shipping Ltd.	18,000	4,958
TOTAL HONG KONG		23,032
Ireland - 1.6%
Bank of Ireland Group PLC	675	6,213
C&C Group PLC (United Kingdom)	4,268	8,112
Dalata Hotel Group PLC	1,460	6,797
TOTAL IRELAND		21,122
Israel - 1.9%
Bezeq The Israel Telecommunication Corp. Ltd.	5,830	7,490
Nova Ltd. (a)	50	9,396
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	128	7,744
TOTAL ISRAEL		24,630
Italy - 2.6%
Banca Generali SpA	257	11,389
Banco BPM SpA	1,000	6,740
Brembo N.V.	654	6,857
Carel Industries SpA (b)	144	2,960
GVS SpA (a)(b)	739	4,952
TOTAL ITALY		32,898
Japan - 38.6%
Aeon Delight Co. Ltd.	230	6,533
Anritsu Corp.	491	3,698
As One Corp.	400	7,480
ASKUL Corp.	541	6,822
AZ-Com Maruwa Holdings, Inc.	500	3,374
Azbil Corp.	784	6,096
BayCurrent Consulting, Inc.	250	8,125
Cosmos Pharmaceutical Corp.	142	6,825
Daido Steel Co. Ltd.	650	5,033
Daiei Kankyo Co. Ltd.	350	7,219
Daihatsu Diesel Manufacturing Co. Ltd.	500	4,285
Daiichikosho Co. Ltd.	556	6,948
Daiwa Securities Living Invest	8	4,812
Daiwabo Holdings Co. Ltd.	300	5,400
Dexerials Corp.	350	5,344
Dowa Holdings Co. Ltd.	182	6,183
Food & Life Companies Ltd.	350	6,902
FP Corp.	291	5,098
Fujitec Co. Ltd.	230	8,276
Fukushima Galilei Co. Ltd.	180	6,500
Fuyo General Lease Co. Ltd.	110	7,784
H.U. Group Holdings, Inc.	340	5,851
Haseko Corp.	668	8,074
Hosokawa Micron Corp.	180	4,706
Inaba Denki Sangyo Co. Ltd.	400	10,033
Kamigumi Co. Ltd.	398	8,307
Kaneka Corp.	248	6,079
Kawasaki Heavy Industries Ltd.	190	7,275
Kissei Pharmaceutical Co. Ltd.	235	5,735
Koshidaka Holdings Co. Ltd.	950	7,452
Kotobuki Spirits Co. Ltd.	630	8,507
Kyoritsu Maintenance Co. Ltd.	346	5,555
Kyoto Financial Group, Inc.	526	7,720
Kyushu Railway Co.	310	8,156
Maruwa Ceramic Co. Ltd.	27	7,448
Meidensha Corp.	200	5,249
Milbon Co. Ltd.	182	3,847
Mitsubishi Logisnext Co. Ltd.	900	6,693
Miura Co. Ltd.	250	5,838
Morinaga & Co. Ltd.	444	8,305
Nabtesco Corp.	291	4,717
Nagaileben Co. Ltd.	290	4,351
Net One Systems Co. Ltd.	138	3,350
Nextage Co. Ltd.	570	5,471
Nikkiso Co. Ltd.	978	6,573
Nippon Gas Co. Ltd.	363	4,961
NSD Co. Ltd.	250	5,400
Okinawa Cellular Telephone Co.	299	8,506
PALTAC Corp.	232	6,261
Park24 Co. Ltd. (a)	516	6,413
Penta-Ocean Construction Co. Ltd.	1,408	5,848
Relo Group, Inc.	488	5,936
Resonac Holdings Corp.	325	7,730
Riken Keiki Co. Ltd.	240	6,800
Rinnai Corp.	260	5,696
Roland Corp.	186	4,758
Santen Pharmaceutical Co. Ltd.	600	7,175
Sanwa Holdings Corp.	568	14,390
Sega Sammy Holdings, Inc.	280	5,269
Shoei Co. Ltd.	430	6,599
SOSiLA Logistics REIT, Inc.	7	5,050
Stanley Electric Co. Ltd.	358	6,123
Sumco Corp.	559	5,345
Suruga Bank Ltd.	1,488	10,598
SWCC Showa Holdings Co. Ltd.	250	8,767
Taiyo Yuden Co. Ltd.	200	3,498
Takeuchi Manufacturing Co. Ltd.	160	4,986
Tohoku Electric Power Co., Inc.	500	4,904
Tokyo Tatemono Co. Ltd.	573	9,357
Toyo Gosei Co. Ltd.	100	4,662
Toyo Suisan Kaisha Ltd.	125	7,343
Tsumura & Co.	219	7,158
Uacj Corp.	150	4,937
Valqua Ltd.	198	4,248
WingArc1st, Inc.	250	5,326
Workman Co. Ltd.	133	3,395
Zenkoku Hosho Co. Ltd.	220	7,949
Zuken, Inc.	230	5,450
TOTAL JAPAN		494,867
Netherlands - 1.3%
Eurocommercial Properties NV	356	9,042
OCI NV	140	1,700
TKH Group NV (bearer) (depositary receipt)	130	5,275
TOTAL NETHERLANDS		16,017
New Zealand - 0.8%
Contact Energy Ltd.	1,910	9,718
Norway - 2.0%
DOF Group ASA (a)	847	6,730
Schibsted ASA (A Shares)	210	7,071
Sparebanken Midt-Norge	550	8,118
TGS ASA	389	3,533
TOTAL NORWAY		25,452
Singapore - 1.4%
CDL Hospitality Trusts unit	9,532	6,462
Mapletree Industrial (REIT)	3,885	7,015
Wing Tai Holdings Ltd.	4,256	4,311
TOTAL SINGAPORE		17,788
Spain - 2.6%
Bankinter SA	1,087	8,856
Cie Automotive SA	179	4,790
Fluidra SA	360	9,680
Logista Integral SA	317	9,689
TOTAL SPAIN		33,015
Sweden - 4.6%
AAK AB	310	8,874
AddTech AB (B Shares)	341	9,454
Arjo AB	1,090	3,591
Avanza Bank Holding AB	310	6,448
Granges AB	500	5,904
HEXPOL AB (B Shares)	565	5,351
JM AB	340	5,722
Loomis AB	210	6,575
Munters Group AB (b)	455	7,349
TOTAL SWEDEN		59,268
Switzerland - 3.1%
Bucher Industries AG	16	6,235
OC Oerlikon Corp. AG (Reg.)	793	3,624
PSP Swiss Property AG	57	8,092
Sensirion Holding AG (a)(b)	25	1,824
Tecan Group AG	18	4,544
VZ Holding AG	94	15,167
TOTAL SWITZERLAND		39,486
United Kingdom - 12.6%
B&M European Value Retail SA	1,566	7,827
ConvaTec Group PLC (b)	1,900	5,228
DCC PLC (United Kingdom)	110	6,956
Elementis PLC	2,300	3,956
Grainger Trust PLC	2,272	6,650
Harbour Energy PLC	1,109	3,953
Hill & Smith Holdings PLC	344	9,027
Inchcape PLC	797	7,358
J.D. Wetherspoon PLC	807	6,389
Jet2 PLC	516	9,561
John Wood Group PLC (a)	3,300	5,383
Lancashire Holdings Ltd.	1,523	12,392
Mitie Group PLC	7,896	11,872
Pets At Home Group PLC	1,177	4,495
Renewi PLC	612	4,798
RS GROUP PLC	600	5,377
Sabre Insurance Group PLC (b)	5,571	9,827
Savills PLC	600	8,309
Senior Engineering Group PLC	4,031	6,882
Spectris PLC	192	6,229
Unite Group PLC	823	9,291
Vistry Group PLC (a)	864	10,133
TOTAL UNITED KINGDOM		161,893
TOTAL COMMON STOCKS (Cost $1,099,879)		1,239,075

Nonconvertible Preferred Stocks - 0.4%
	Shares	Value ($)
Germany - 0.4%
Jungheinrich AG (Cost $5,082)	201	5,492

TOTAL INVESTMENT IN SECURITIES - 97.2% (Cost $1,104,961)	1,244,567
NET OTHER ASSETS (LIABILITIES) - 2.8%	36,068
NET ASSETS - 100.0%	1,280,635

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $41,750 or 3.3% of net assets.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	47,313	20,298	27,015	-
Consumer Discretionary	168,251	72,652	95,599	-
Consumer Staples	59,557	24,730	34,827	-
Energy	41,575	31,232	10,343	-
Financials	145,240	94,760	50,480	-
Health Care	82,612	37,135	45,477	-
Industrials	338,123	167,460	170,663	-
Information Technology	105,319	35,996	69,323	-
Materials	122,862	56,538	66,324	-
Real Estate	107,362	50,229	57,133	-
Utilities	26,353	6,770	19,583	-

Total Investments in Securities:	1,244,567	597,800	646,767	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $1,104,961):		$1,244,567
Cash		28,761
Foreign currency held at value (cost $1,348)		1,347
Dividends receivable		7,007
Receivable from investment adviser for expense reductions		557
Total assets		1,282,239
Liabilities
Accrued management fee	$146
Custody fee payable	900
Other payables and accrued expenses	558
Total liabilities		1,604
Net Assets		$1,280,635
Net Assets consist of:
Paid in capital		$1,071,405
Total accumulated earnings (loss)		209,230
Net Assets		$1,280,635
Net Asset Value, offering price and redemption price per share ($1,280,635 ÷ 106,383 shares)		$12.04
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$44,330
Income before foreign taxes withheld		$44,330
Less foreign taxes withheld		(4,143)
Total income		40,187
Expenses
Custodian fees and expenses	$2,838
Independent trustees' fees and expenses	6
Total expenses before reductions	2,844
Expense reductions	(2,673)
Total expenses after reductions		171
Net Investment income (loss)		40,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	40,619
Foreign currency transactions	31
Total net realized gain (loss)		40,650
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	119,782
Assets and liabilities in foreign currencies	(210)
Total change in net unrealized appreciation (depreciation)		119,572
Net gain (loss)		160,222
Net increase (decrease) in net assets resulting from operations		$200,238
Statement of Changes in Net Assets

	Year ended October 31, 2024	For the period November 4, 2022 (commencement of operations) through October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,016	$30,656
Net realized gain (loss)	40,650	29,962
Change in net unrealized appreciation (depreciation)	119,572	19,779
Net increase (decrease) in net assets resulting from operations	200,238	80,397
Distributions to shareholders	(68,011)	(3,400)

Share transactions
Proceeds from sales of shares	-	1,000,000
Reinvestment of distributions	68,011	3,400

Net increase (decrease) in net assets resulting from share transactions	68,011	1,003,400
Total increase (decrease) in net assets	200,238	1,080,397

Net Assets
Beginning of period	1,080,397	-
End of period	$1,280,635	$1,080,397

Other Information
Shares
Sold	-	100,000
Issued in reinvestment of distributions	6,072	311
Net increase (decrease)	6,072	100,311

Financial Highlights
Fidelity® Series Select International Small Cap Fund

Years ended October 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.77	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.38	.31
Net realized and unrealized gain (loss)	1.57	.49
Total from investment operations	1.95	.80
Distributions from net investment income	(.43)	(.03)
Distributions from net realized gain	(.25)	-
Total distributions	(.68)	(.03)
Net asset value, end of period	$12.04	$10.77
Total Return D,E	18.56%	8.03%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.22%	.23% H
Expenses net of fee waivers, if any	.01%	.01% H
Expenses net of all reductions	.01%	.01% H
Net investment income (loss)	3.14%	2.69% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,281	$1,080
Portfolio turnover rate I	18%	23% H

AFor the period November 4, 2022 (commencement of operations) through October 31, 2023.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAnnualized.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Series Select International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFIC).

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$214,890
Gross unrealized depreciation	(88,563)
Net unrealized appreciation (depreciation)	$126,327
Tax Cost	$1,118,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,203
Undistributed long-term capital gain	$38,955
Net unrealized appreciation (depreciation) on securities and other investments	$126,071

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023A
Ordinary Income	$68,011	$ 3,400
Total	$68,011	$ 3,400

A For the period November 4, 2022 (commencement of operations) through October 31, 2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Select International Small Cap Fund	260,168	224,523
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Series Select International Small Cap Fund	1,887	927	379

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2028. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,673.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Select International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Select International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from November 4, 2022 (commencement of operations) through October 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from November 4, 2022 (commencement of operations) through October 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $38,955, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 36.29% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.50% of the dividends distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4341 and $0.0332 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Select International Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2027.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9906198.101
SSI-ANN-1224
Fidelity® Infrastructure Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Infrastructure Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 3.9%
AT&T, Inc.	21,800	491,372
Cellnex Telecom SA (a)	26,538	972,808
Helios Towers PLC (b)	236,662	324,694
		1,788,874
Wireless Telecommunication Services - 2.6%
T-Mobile U.S., Inc.	5,200	1,160,432
TOTAL COMMUNICATION SERVICES		2,949,306
ENERGY - 18.0%
Oil, Gas & Consumable Fuels - 18.0%
Cheniere Energy, Inc.	11,402	2,182,115
Energy Transfer LP	12,600	207,648
Kinder Morgan, Inc.	31,500	772,065
ONEOK, Inc.	4,700	455,336
South Bow Corp.	8,000	199,777
Targa Resources Corp.	11,709	1,954,935
The Williams Companies, Inc.	44,637	2,337,640
		8,109,516
INDUSTRIALS - 26.6%
Commercial Services & Supplies - 7.1%
GFL Environmental, Inc.	29,525	1,234,145
Republic Services, Inc.	4,880	966,240
Waste Connections, Inc. (United States)	5,658	1,000,052
		3,200,437
Construction & Engineering - 2.2%
Ferrovial SE	12,464	500,009
Quanta Services, Inc.	1,700	512,771
		1,012,780
Electrical Equipment - 1.8%
Eaton Corp. PLC	2,500	828,950
Ground Transportation - 5.3%
Canadian Pacific Kansas City Ltd.	4,894	377,621
CSX Corp.	13,679	460,162
Norfolk Southern Corp.	3,600	901,548
Union Pacific Corp.	2,860	663,720
		2,403,051
Transportation Infrastructure - 10.2%
Aena SME SA (a)	13,399	2,958,674
Beijing Capital International Airport Co. Ltd. (H Shares) (b)	1,050,000	381,633
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	3,500	609,315
Grupo Aeroportuario Norte S.A.B. de CV ADR	9,558	640,864
		4,590,486
TOTAL INDUSTRIALS		12,035,704
INFORMATION TECHNOLOGY - 3.8%
Communications Equipment - 1.0%
Lumentum Holdings, Inc. (b)	7,000	447,090
Electronic Equipment, Instruments & Components - 0.8%
Coherent Corp. (b)	3,700	342,028
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (b)	2,500	360,175
Broadcom, Inc.	2,500	424,425
Marvell Technology, Inc.	1,500	120,165
		904,765
TOTAL INFORMATION TECHNOLOGY		1,693,883
REAL ESTATE - 11.2%
Equity Real Estate Investment Trusts (REITs) - 11.2%
American Tower Corp.	4,477	956,019
Equinix, Inc.	1,181	1,072,442
Prologis, Inc.	3,505	395,855
Segro PLC	42,151	426,769
Ventas, Inc.	16,200	1,060,938
Welltower, Inc.	8,500	1,146,480
		5,058,503
UTILITIES - 29.4%
Electric Utilities - 19.0%
Constellation Energy Corp.	4,670	1,228,023
Duke Energy Corp.	1,900	219,013
Entergy Corp.	3,700	572,686
NextEra Energy, Inc.	33,645	2,666,366
PG&E Corp.	45,300	915,966
Southern Co.	30,600	2,785,518
SSE PLC	9,100	206,636
		8,594,208
Independent Power and Renewable Electricity Producers - 1.2%
Vistra Corp.	4,300	537,328
Multi-Utilities - 9.2%
National Grid PLC	131,704	1,653,695
Public Service Enterprise Group, Inc.	6,000	536,460
Sempra	23,700	1,975,869
		4,166,024
TOTAL UTILITIES		13,297,560
TOTAL COMMON STOCKS (Cost $32,373,144)		43,144,472

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c) (Cost $1,962,511)	1,962,118	1,962,511

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $34,335,655)	45,106,983
NET OTHER ASSETS (LIABILITIES) - 0.1%	60,284
NET ASSETS - 100.0%	45,167,267

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,931,482 or 8.7% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	1,745,398	16,416,200	16,199,072	69,914	(15)	-	1,962,511	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	-	15,885,314	15,885,314	1,927	-	-	-	0.0%
Total	1,745,398	32,301,514	32,084,386	71,841	(15)	-	1,962,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,949,306	2,949,306	-	-
Energy	8,109,516	8,109,516	-	-
Industrials	12,035,704	11,654,071	381,633	-
Information Technology	1,693,883	1,693,883	-	-
Real Estate	5,058,503	5,058,503	-	-
Utilities	13,297,560	11,643,865	1,653,695	-

Money Market Funds	1,962,511	1,962,511	-	-
Total Investments in Securities:	45,106,983	43,071,655	2,035,328	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $32,373,144)	$43,144,472
Fidelity Central Funds (cost $1,962,511)	1,962,511

Total Investment in Securities (cost $34,335,655)		$45,106,983
Receivable for investments sold		22,051
Receivable for fund shares sold		62,713
Dividends receivable		42,852
Distributions receivable from Fidelity Central Funds		8,398
Prepaid expenses		50
Receivable from investment adviser for expense reductions		13,998
Total assets		45,257,045
Liabilities
Payable for investments purchased	$4,163
Payable for fund shares redeemed	9,244
Accrued management fee	31,230
Audit fee payable	41,539
Other payables and accrued expenses	3,602
Total liabilities		89,778
Net Assets		$45,167,267
Net Assets consist of:
Paid in capital		$39,283,583
Total accumulated earnings (loss)		5,883,684
Net Assets		$45,167,267
Net Asset Value, offering price and redemption price per share ($45,167,267 ÷ 3,267,214 shares)		$13.82
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$1,104,363
Income from Fidelity Central Funds (including $1,927 from security lending)		71,841
Income before foreign taxes withheld		$1,176,204
Less foreign taxes withheld		(43,774)
Total income		1,132,430
Expenses
Management fee	$333,122
Transfer agent fees	30,060
Accounting fees	5,123
Custodian fees and expenses	7,181
Independent trustees' fees and expenses	197
Registration fees	23,094
Audit fees	50,149
Legal	32
Miscellaneous	1,840
Total expenses before reductions	450,798
Expense reductions	(42,354)
Total expenses after reductions		408,444
Net Investment income (loss)		723,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	1,229,322
Fidelity Central Funds	(15)
Foreign currency transactions	1,766
Total net realized gain (loss)		1,231,073
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	9,684,630
Assets and liabilities in foreign currencies	1,095
Total change in net unrealized appreciation (depreciation)		9,685,725
Net gain (loss)		10,916,798
Net increase (decrease) in net assets resulting from operations		$11,640,784
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$723,986	$889,062
Net realized gain (loss)	1,231,073	(2,463,849)
Change in net unrealized appreciation (depreciation)	9,685,725	(50,983)
Net increase (decrease) in net assets resulting from operations	11,640,784	(1,625,770)
Distributions to shareholders	(730,570)	(954,622)

Share transactions
Proceeds from sales of shares	6,385,371	20,419,990
Reinvestment of distributions	680,045	885,226
Cost of shares redeemed	(14,732,198)	(14,157,019)

Net increase (decrease) in net assets resulting from share transactions	(7,666,782)	7,148,197
Total increase (decrease) in net assets	3,243,432	4,567,805

Net Assets
Beginning of period	41,923,835	37,356,030
End of period	$45,167,267	$41,923,835

Other Information
Shares
Sold	498,985	1,707,795
Issued in reinvestment of distributions	54,326	75,822
Redeemed	(1,195,991)	(1,203,495)
Net increase (decrease)	(642,680)	580,122

Financial Highlights
Fidelity® Infrastructure Fund

Years ended October 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.72	$11.22	$12.63	$10.44	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.21	.22	.13 D	.07	.17
Net realized and unrealized gain (loss)	3.10	(.47)	(1.38)	2.21	.31
Total from investment operations	3.31	(.25)	(1.25)	2.28	.48
Distributions from net investment income	(.21)	(.25)	(.16)	(.09)	(.04)
Total distributions	(.21)	(.25)	(.16)	(.09)	(.04)
Net asset value, end of period	$13.82	$10.72	$11.22	$12.63	$10.44
Total Return E,F	31.13%	(2.43)%	(9.95)%	21.96%	4.79%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.05%	1.15%	1.13%	1.24%	2.24% I
Expenses net of fee waivers, if any	.95%	.94%	.98%	1.00%	1.00% I
Expenses net of all reductions	.95%	.94%	.98%	1.00%	.98% I
Net investment income (loss)	1.68%	1.88%	1.08% D	.61%	1.67% I
Supplemental Data
Net assets, end of period (000 omitted)	$45,167	$41,924	$37,356	$46,046	$12,762
Portfolio turnover rate J	74%	55%	91%	46%	50% I

AFor the period November 5, 2019 (commencement of operations) through October 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .86%.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,042,132
Gross unrealized depreciation	(298,149)
Net unrealized appreciation (depreciation)	$10,743,983
Tax Cost	$34,363,000

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,121
Capital loss carryforward	$(4,895,178)
Net unrealized appreciation (depreciation) on securities and other investments	$10,743,740

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,895,178)
Long-term	-
Total capital loss carryforward	$(4,895,178)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$730,570	$954,622

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	31,024,433	39,373,540
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.
Maximum Management Fee Rate %
Fidelity Infrastructure Fund	.87

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Infrastructure Fund	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .2000%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .21% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Infrastructure Fund	.0354

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Infrastructure Fund	546

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Infrastructure Fund	1,143,979	1,686,230	150,956

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Infrastructure Fund	69
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Infrastructure Fund	205	-	-
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $40,226.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $172.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,956.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

VIP FundsManager 60% Portfolio
Fidelity Infrastructure Fund	15%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Infrastructure Fund	32%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2024 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the four years in the period ended October 31, 2024 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.96% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $31,169 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 63%,74%,74%, and 74% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Infrastructure Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the management fee, the fund will receive investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9896235.104
ISF-ANN-1224
Fidelity® Enduring Opportunities Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Enduring Opportunities Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 0.3%
Liberty Latin America Ltd. Class C (a)	4,540	43,947
Entertainment - 2.0%
Live Nation Entertainment, Inc. (a)	464	54,353
Netflix, Inc. (a)	159	120,209
Sea Ltd. ADR Class A (a)	656	61,697
The Walt Disney Co.	641	61,664
		297,923
Interactive Media & Services - 6.7%
Alphabet, Inc.:
Class A	1,326	226,892
Class C	1,168	201,702
Baltic Classifieds Group PLC	7,416	30,170
Hemnet Group AB	809	25,391
LY Corp.	7,791	21,252
Meta Platforms, Inc. Class A	539	305,926
NAVER Corp.	245	30,067
Rightmove PLC	3,529	26,793
Tencent Holdings Ltd.	2,028	105,744
		973,937
TOTAL COMMUNICATION SERVICES		1,315,807
CONSUMER DISCRETIONARY - 16.1%
Automobile Components - 0.2%
DENSO Corp.	2,140	30,395
Automobiles - 0.6%
BYD Co. Ltd. (H Shares)	1,258	45,437
Ferrari NV (Italy)	90	43,055
		88,492
Broadline Retail - 3.6%
Amazon.com, Inc. (a)	2,023	377,087
B&M European Value Retail SA	4,226	21,121
Dollarama, Inc.	412	42,873
MercadoLibre, Inc. (a)	27	55,004
Prosus NV	642	27,010
		523,095
Diversified Consumer Services - 1.0%
Duolingo, Inc. Class A (a)	193	56,543
OneSpaWorld Holdings Ltd.	2,589	45,333
Service Corp. International	549	44,826
		146,702
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc. Class A (a)	360	48,524
Cava Group, Inc. (a)	508	67,848
Chipotle Mexican Grill, Inc. (a)	999	55,714
Churchill Downs, Inc.	371	51,977
Compass Group PLC	1,263	41,018
Domino's Pizza, Inc.	97	40,132
Dominos Pizza Enterprises Ltd.	1,039	22,739
Flutter Entertainment PLC (a)	146	34,150
Hilton Worldwide Holdings, Inc.	280	65,758
Oriental Land Co. Ltd.	1,008	24,360
Restaurant Brands Asia Ltd. (a)	19,425	20,877
Yum! Brands, Inc.	300	39,348
Zomato Ltd. (a)	17,876	51,285
		563,730
Household Durables - 1.0%
Berkeley Group Holdings PLC	383	21,856
Neinor Homes SLU (b)	1,770	29,034
NVR, Inc. (a)	7	64,070
TopBuild Corp. (a)	98	34,631
		149,591
Leisure Products - 0.3%
Roland Corp.	647	16,551
SHIMANO, Inc.	129	18,951
		35,502
Specialty Retail - 3.9%
Carvana Co. Class A (a)	424	104,859
Dick's Sporting Goods, Inc.	195	38,171
Fast Retailing Co. Ltd.	142	45,400
Floor & Decor Holdings, Inc. Class A (a)	404	41,632
Lowe's Companies, Inc.	292	76,454
National Vision Holdings, Inc. (a)	2,205	22,932
Nitori Holdings Co. Ltd.	184	23,433
The Home Depot, Inc.	283	111,431
Ulta Beauty, Inc. (a)	102	37,636
Wayfair LLC Class A (a)	635	27,197
Workman Co. Ltd.	659	16,821
ZOZO, Inc.	833	27,010
		572,976
Textiles, Apparel & Luxury Goods - 1.6%
Brunello Cucinelli SpA	304	30,025
Hermes International SCA	16	36,096
lululemon athletica, Inc. (a)	170	50,643
LVMH Moet Hennessy Louis Vuitton SE	76	50,595
Moncler SpA	333	18,452
Prada SpA	2,910	22,342
Shenzhou International Group Holdings Ltd.	3,057	23,606
		231,759
TOTAL CONSUMER DISCRETIONARY		2,342,242
CONSUMER STAPLES - 5.0%
Beverages - 0.9%
Ambev SA	10,151	22,195
Davide Campari Milano NV	2,695	18,094
Kweichow Moutai Co. Ltd. (A Shares)	115	24,691
Monster Beverage Corp. (a)	779	41,038
Pernod Ricard SA	175	21,748
		127,766
Consumer Staples Distribution & Retail - 2.9%
Alimentation Couche-Tard, Inc. (multi-vtg.)	541	28,213
Casey's General Stores, Inc.	139	54,769
Clicks Group Ltd.	1,582	33,905
Cosmos Pharmaceutical Corp.	546	26,242
Costco Wholesale Corp.	152	132,875
Wal-Mart de Mexico SA de CV Series V	8,849	24,332
Walmart, Inc.	1,408	115,386
		415,722
Food Products - 0.7%
Freshpet, Inc. (a)	417	55,269
McCormick & Co., Inc. (non-vtg.)	620	48,509
		103,778
Household Products - 0.1%
Unicharm Corp.	664	21,411
Personal Care Products - 0.4%
Hindustan Unilever Ltd.	930	27,921
L'Oreal SA	97	36,392
		64,313
TOTAL CONSUMER STAPLES		732,990
ENERGY - 1.8%
Energy Equipment & Services - 0.3%
Schlumberger Ltd.	992	39,749
Oil, Gas & Consumable Fuels - 1.5%
Cheniere Energy, Inc.	259	49,567
Hess Corp.	312	41,958
Parkland Corp.	761	17,708
PrairieSky Royalty Ltd.	2,270	45,421
Reliance Industries Ltd. (a)	1,182	18,556
Reliance Industries Ltd.	1,182	18,689
Saudi Arabian Oil Co. (b)	4,111	29,554
		221,453
TOTAL ENERGY		261,202
FINANCIALS - 11.8%
Banks - 3.1%
Bank of America Corp.	2,346	98,110
Credicorp Ltd. (United States)	229	42,166
FinecoBank SpA	1,536	24,535
JPMorgan Chase & Co.	768	170,435
KBC Group NV	396	28,722
PNC Financial Services Group, Inc.	267	50,268
PT Bank Central Asia Tbk	55,476	35,904
		450,140
Capital Markets - 2.9%
Avanza Bank Holding AB	742	15,433
Banca Generali SpA	585	25,924
Bolsa Mexicana de Valores S.A.B. de CV	13,132	21,474
Brookfield Corp. (Canada) Class A	857	45,443
HUB24 Ltd.	1,195	53,784
Moody's Corp.	116	52,669
Morningstar, Inc.	149	48,879
Nordnet AB	1,221	25,372
Partners Group Holding AG	19	26,249
S&P Global, Inc.	140	67,250
VZ Holding AG	239	38,581
		421,058
Financial Services - 3.1%
Adyen BV (a)(b)	21	32,081
Banca Mediolanum S.p.A.	2,233	27,641
BFF Bank SpA (b)	2,091	20,414
Fiserv, Inc. (a)	382	75,598
Flywire Corp. (a)	1,341	23,360
MasterCard, Inc. Class A	245	122,400
Visa, Inc. Class A	455	131,882
Zenkoku Hosho Co. Ltd.	657	23,740
		457,116
Insurance - 2.7%
American Financial Group, Inc.	313	40,355
Arch Capital Group Ltd.	515	50,758
Arthur J. Gallagher & Co.	179	50,335
Assurant, Inc.	239	45,816
Chubb Ltd.	251	70,892
Hannover Reuck SE	148	38,878
Qualitas Controladora S.A.B. de CV	3,072	21,492
Steadfast Group Ltd.	5,820	20,960
The Travelers Companies, Inc.	238	58,534
		398,020
TOTAL FINANCIALS		1,726,334
HEALTH CARE - 9.0%
Biotechnology - 0.3%
Zai Lab Ltd. (a)	14,460	44,090
Health Care Equipment & Supplies - 3.9%
Alcon, Inc. (Switzerland)	393	36,217
Align Technology, Inc. (a)	133	27,269
Boston Scientific Corp. (a)	918	77,130
Coloplast A/S Series B	165	20,576
Hoya Corp.	287	38,399
IDEXX Laboratories, Inc. (a)	83	33,774
Inspire Medical Systems, Inc. (a)	165	32,182
Intuitive Surgical, Inc. (a)	151	76,080
Masimo Corp. (a)	393	56,596
ResMed, Inc.	245	59,405
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	764	28,614
Straumann Holding AG	201	26,500
The Cooper Companies, Inc. (a)	452	47,315
		560,057
Health Care Providers & Services - 1.4%
Apollo Hospitals Enterprise Ltd.	425	35,405
Surgery Partners, Inc. (a)	909	26,179
UnitedHealth Group, Inc.	239	134,916
		196,500
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	159	33,204
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. Class A (a)	566	9,073
Danaher Corp.	271	66,574
Lonza Group AG	45	27,754
Thermo Fisher Scientific, Inc.	141	77,031
West Pharmaceutical Services, Inc.	131	40,339
		220,771
Pharmaceuticals - 1.7%
Eli Lilly & Co.	200	165,948
Novo Nordisk A/S Series B	784	87,937
		253,885
TOTAL HEALTH CARE		1,308,507
INDUSTRIALS - 14.8%
Aerospace & Defense - 1.9%
GE Aerospace	525	90,185
HEICO Corp.	214	52,419
INVISIO AB	1,159	29,153
Northrop Grumman Corp.	108	54,974
Safran SA	209	47,310
		274,041
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	444	45,750
Delhivery Private Ltd. (a)	4,535	19,156
Deutsche Post AG ADR	752	30,207
ZTO Express, Inc. sponsored ADR Class A	1,725	39,865
		134,978
Building Products - 1.6%
ASSA ABLOY AB (B Shares)	1,243	38,934
Builders FirstSource, Inc. (a)	266	45,592
Kingspan Group PLC (Ireland)	315	27,634
Simpson Manufacturing Co. Ltd.	195	35,059
The AZEK Co., Inc. Class A, (a)	1,035	45,540
Trex Co., Inc. (a)	506	35,850
		228,609
Commercial Services & Supplies - 1.5%
Casella Waste Systems, Inc. Class A (a)	441	43,165
Cintas Corp.	328	67,506
Copart, Inc. (a)	1,106	56,926
GFL Environmental, Inc.	625	26,147
Waste Connections, Inc. (Canada)	135	23,864
		217,608
Construction & Engineering - 0.2%
Larsen & Toubro Ltd.	646	27,749
Electrical Equipment - 1.2%
AMETEK, Inc.	274	50,235
Eaton Corp. PLC	223	73,942
Nidec Corp.	1,448	28,845
Weg SA	3,151	29,494
		182,516
Ground Transportation - 0.5%
Localiza Rent a Car SA	2,415	17,554
Old Dominion Freight Lines, Inc.	206	41,472
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	13,622	14,822
		73,848
Machinery - 1.5%
Atlas Copco AB (A Shares)	2,227	36,753
Indutrade AB	1,261	34,157
Minebea Mitsumi, Inc.	1,199	21,108
Rational AG	33	32,306
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,307	25,812
SMC Corp.	48	20,378
Spirax-Sarco Engineering PLC	231	19,227
VAT Group AG (b)	53	22,064
		211,805
Marine Transportation - 0.3%
SITC International Holdings Co. Ltd.	13,363	37,768
Passenger Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR	552	24,432
Professional Services - 2.8%
BayCurrent Consulting, Inc.	987	32,077
Dayforce, Inc. (a)	605	42,925
Equifax, Inc.	190	50,354
Experian PLC	892	43,443
Funai Soken Holdings, Inc.	1,334	21,233
Recruit Holdings Co. Ltd.	876	53,491
RELX PLC (London Stock Exchange)	951	43,613
Thomson Reuters Corp.	235	38,467
Verisk Analytics, Inc.	189	51,922
Wolters Kluwer NV	218	36,684
		414,209
Trading Companies & Distributors - 1.8%
AddTech AB (B Shares)	979	27,143
Ashtead Group PLC	500	37,317
Azelis Group NV	826	16,379
Fastenal Co.	676	52,850
Ferguson Enterprises, Inc.	269	52,923
IMCD NV	158	25,101
Watsco, Inc.	108	51,085
		262,798
Transportation Infrastructure - 0.4%
Athens International Airport SA	3,235	27,623
International Container Terminal Services, Inc.	5,594	37,863
		65,486
TOTAL INDUSTRIALS		2,155,847
INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	183	70,719
Motorola Solutions, Inc.	132	59,314
		130,033
Electronic Equipment, Instruments & Components - 1.5%
Amphenol Corp. Class A	990	66,350
Azbil Corp.	2,664	20,715
CDW Corp.	216	40,658
Keyence Corp.	88	39,724
Lagercrantz Group AB (B Shares)	2,284	44,546
		211,993
IT Services - 1.2%
Cloudflare, Inc. Class A (a)	592	51,924
Nagarro SE (a)	231	22,501
SHIFT, Inc. (a)	109	10,954
Shopify, Inc. Class A (a)	364	28,468
Softcat PLC	1,104	24,129
Tata Consultancy Services Ltd.	812	38,193
		176,169
Semiconductors & Semiconductor Equipment - 8.7%
Advantest Corp.	692	40,067
ASM International NV (Netherlands)	56	31,200
ASML Holding NV (Netherlands)	103	69,598
BE Semiconductor Industries NV	189	20,135
Disco Corp.	98	27,884
eMemory Technology, Inc.	516	50,337
Monolithic Power Systems, Inc.	82	62,263
NVIDIA Corp.	5,341	709,082
Taiwan Semiconductor Manufacturing Co. Ltd.	6,243	196,415
Teradyne, Inc.	347	36,855
Tokyo Electron Ltd.	186	27,370
		1,271,206
Software - 9.8%
Adobe, Inc. (a)	138	65,975
ANSYS, Inc. (a)	124	39,731
Aspen Technology, Inc. (a)	204	47,885
Atlassian Corp. PLC Class A, (a)	149	28,092
ATOSS Software AG	180	23,730
Cadence Design Systems, Inc. (a)	186	51,358
Constellation Software, Inc.	17	51,268
Constellation Software, Inc. warrants 3/31/40 (a)(c)	17	0
Dassault Systemes SA	787	26,935
Fortnox AB	3,520	21,474
HubSpot, Inc. (a)	95	52,705
Lumine Group, Inc. (a)	1,233	28,710
Microsoft Corp.	1,489	605,055
Money Forward, Inc. (a)	614	20,032
Procore Technologies, Inc. (a)	586	38,471
Salesforce, Inc.	354	103,145
SAP SE	310	72,380
ServiceNow, Inc. (a)	82	76,505
Synopsys, Inc. (a)	96	49,307
Topicus.Com, Inc.	259	22,171
		1,424,929
Technology Hardware, Storage & Peripherals - 0.4%
Seagate Technology Holdings PLC	570	57,211
TOTAL INFORMATION TECHNOLOGY		3,271,541
MATERIALS - 3.5%
Chemicals - 2.4%
Air Products & Chemicals, Inc.	212	65,832
Ecolab, Inc.	215	52,832
Givaudan SA	8	37,955
Linde PLC	147	67,054
Shin-Etsu Chemical Co. Ltd.	1,083	39,685
Sika AG	124	34,534
Solar Industries India Ltd.	374	45,353
		343,245
Construction Materials - 0.8%
Martin Marietta Materials, Inc.	98	58,049
Vulcan Materials Co.	207	56,704
		114,753
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	1,071	48,216
TOTAL MATERIALS		506,214
REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 2.9%
American Tower Corp.	246	52,531
Big Yellow Group PLC	1,993	31,044
Embassy Office Parks (REIT)	6,240	29,302
Equinix, Inc.	63	57,209
Equity Lifestyle Properties, Inc.	537	37,654
Extra Space Storage, Inc.	301	49,153
National Storage REIT unit	15,992	26,310
Prologis, Inc.	442	49,919
Safestore Holdings PLC	2,266	23,638
Segro PLC	1,591	16,108
Sun Communities, Inc.	258	34,231
Warehouses de Pauw	849	20,151
		427,250
Real Estate Management & Development - 1.8%
Ayala Land, Inc.	36,338	20,303
CBRE Group, Inc. (a)	470	61,556
Colliers International Group, Inc.	176	26,904
Corporacion Inmobiliaria Vesta S.A.B. de CV	9,544	24,941
CoStar Group, Inc. (a)	490	35,667
Grainger Trust PLC	6,793	19,883
Katitas Co. Ltd.	1,802	22,848
Oberoi Realty Ltd.	1,813	42,242
		254,344
TOTAL REAL ESTATE		681,594
UTILITIES - 0.9%
Electric Utilities - 0.5%
Constellation Energy Corp.	287	75,470
Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	616	55,077
TOTAL UTILITIES		130,547
TOTAL COMMON STOCKS (Cost $9,759,263)		14,432,825

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d) (Cost $160,085)	160,053	160,085

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $9,919,348)	14,592,910
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(32,933)
NET ASSETS - 100.0%	14,559,977

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $133,147 or 0.9% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	160,448	2,436,902	2,437,265	9,974	-	-	160,085	0.0%
Total	160,448	2,436,902	2,437,265	9,974	-	-	160,085

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,315,807	1,158,744	157,063	-
Consumer Discretionary	2,342,242	1,812,556	529,686	-
Consumer Staples	732,990	544,334	188,656	-
Energy	261,202	223,957	37,245	-
Financials	1,726,334	1,559,865	166,469	-
Health Care	1,308,507	1,047,562	260,945	-
Industrials	2,155,847	1,633,550	522,297	-
Information Technology	3,271,541	2,700,535	571,006	-
Materials	506,214	421,176	85,038	-
Real Estate	681,594	540,589	141,005	-
Utilities	130,547	130,547	-	-

Money Market Funds	160,085	160,085	-	-
Total Investments in Securities:	14,592,910	11,933,500	2,659,410	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $9,759,263)	$14,432,825
Fidelity Central Funds (cost $160,085)	160,085

Total Investment in Securities (cost $9,919,348)		$14,592,910
Cash		1,421
Foreign currency held at value (cost $349)		350
Receivable for fund shares sold		1,004
Dividends receivable		10,725
Distributions receivable from Fidelity Central Funds		788
Prepaid expenses		17
Receivable from investment adviser for expense reductions		10,886
Total assets		14,618,101
Liabilities
Accrued management fee	$6,631
Deferred taxes	16,890
Audit fee payable	32,725
Other payables and accrued expenses	1,878
Total liabilities		58,124
Net Assets		$14,559,977
Net Assets consist of:
Paid in capital		$10,838,560
Total accumulated earnings (loss)		3,721,417
Net Assets		$14,559,977
Net Asset Value, offering price and redemption price per share ($14,559,977 ÷ 898,799 shares)		$16.20
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$156,262
Income from Fidelity Central Funds		9,974
Income before foreign taxes withheld		$166,236
Less foreign taxes withheld		(9,941)
Total income		156,295
Expenses
Management fee
Basic fee	$95,201
Performance adjustment	(29,657)
Transfer agent fees	9,231
Accounting fees and expenses	1,543
Custodian fees and expenses	4,322
Independent trustees' fees and expenses	62
Registration fees	21,323
Audit fees	61,999
Legal	317
Miscellaneous	779
Total expenses before reductions	165,120
Expense reductions	(32,042)
Total expenses after reductions		133,078
Net Investment income (loss)		23,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,620)	115,214
Foreign currency transactions	(114)
Total net realized gain (loss)		115,100
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $13,066)	3,784,346
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		3,784,350
Net gain (loss)		3,899,450
Net increase (decrease) in net assets resulting from operations		$3,922,667
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,217	$29,376
Net realized gain (loss)	115,100	(24,988)
Change in net unrealized appreciation (depreciation)	3,784,350	1,077,041
Net increase (decrease) in net assets resulting from operations	3,922,667	1,081,429
Distributions to shareholders	(40,077)	-

Share transactions
Proceeds from sales of shares	3,151,353	1,803,511
Reinvestment of distributions	37,070	-
Cost of shares redeemed	(3,644,639)	(2,959,519)

Net increase (decrease) in net assets resulting from share transactions	(456,216)	(1,156,008)
Total increase (decrease) in net assets	3,426,374	(74,579)

Net Assets
Beginning of period	11,133,603	11,208,182
End of period	$14,559,977	$11,133,603

Other Information
Shares
Sold	214,984	142,807
Issued in reinvestment of distributions	2,733	-
Redeemed	(244,199)	(242,007)
Net increase (decrease)	(26,482)	(99,200)

Financial Highlights
Fidelity® Enduring Opportunities Fund

Years ended October 31,	2024	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$12.03	$10.94	$16.69	$11.91	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02	.03	.01	(.04)	(.01)
Net realized and unrealized gain (loss)	4.19	1.06	(5.32)	4.82	1.93
Total from investment operations	4.21	1.09	(5.31)	4.78	1.92
Distributions from net investment income	(.04)	-	(.03)	-	- D
Distributions from net realized gain	-	-	(.41)	-	-
Distributions from tax return of capital	-	-	-	-	(.01)
Total distributions	(.04)	-	(.44)	-	(.01)
Net asset value, end of period	$16.20	$12.03	$10.94	$16.69	$11.91
Total Return E,F	35.09%	9.96%	(32.65)%	40.13%	19.22%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.18%	1.51%	1.41%	1.70%	2.63% I
Expenses net of fee waivers, if any	.95%	.94%	.98%	1.08%	1.10% I
Expenses net of all reductions	.95%	.94%	.98%	1.08%	1.09% I
Net investment income (loss)	.17%	.25%	.05%	(.25)%	(.10)% I
Supplemental Data
Net assets, end of period (000 omitted)	$14,560	$11,134	$11,208	$21,492	$10,055
Portfolio turnover rate J	18%	19%	15%	23%	17% I

AFor the period November 5, 2019 (commencement of operations) through October 31, 2020.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,265,398
Gross unrealized depreciation	(649,637)
Net unrealized appreciation (depreciation)	$4,615,761
Tax Cost	$9,977,149

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,168
Capital loss carryforward	$(912,463)
Net unrealized appreciation (depreciation) on securities and other investments	$4,615,762

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(449,844)
Long-term	(462,619)
Total capital loss carryforward	$(912,463)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$40,077	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	2,507,084	2,909,895
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Enduring Opportunities Fund	.77

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Enduring Opportunities Fund	.73

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .57%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Enduring Opportunities Fund	MSCI ACWI (All Country World Index) Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.21)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .2000%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .21% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.0354

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Enduring Opportunities Fund	18

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Enduring Opportunities Fund	202,195	71,440	(39,659)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Enduring Opportunities Fund	22
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $31,015.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $427.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $600.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Enduring Opportunities Fund.	21%

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Enduring Opportunities Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enduring Opportunities Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2024 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the four years in the period ended October 31, 2024 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Enduring Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the management fee, the fund will receive investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.95% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9896221.104
IDF-ANN-1224
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2024
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Sustainable Emerging Markets Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.7%
	Shares	Value ($)
Brazil - 6.3%
Banco Bradesco SA	25,042	55,188
Banco BTG Pactual SA unit	42,787	240,695
Banco do Brasil SA	22,811	103,896
Gerdau SA sponsored ADR	60,550	188,916
Hapvida Participacoes e Investimentos SA (a)(b)	66,452	40,463
Itau Unibanco Holding SA	79,493	481,559
Localiza Rent a Car SA	36,289	263,776
Nu Holdings Ltd. Class A (a)	28,924	436,463
Raia Drogasil SA	23,275	97,997
Vale SA sponsored ADR	7,346	78,602
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	150,484	163,737
Weg SA	30,780	288,105
TOTAL BRAZIL		2,439,397
China - 31.1%
Airtac International Group	2,112	58,650
Alibaba Group Holding Ltd.	134,216	1,641,772
BYD Co. Ltd. (H Shares)	12,583	454,481
China Construction Bank Corp. (H Shares)	832,353	646,103
China Life Insurance Co. Ltd. (H Shares)	160,511	340,242
China Merchants Bank Co. Ltd. (H Shares)	51,842	253,690
China Pacific Insurance (Group) Co. Ltd. (H Shares)	7,540	26,185
China Resources Beverage Holdings Co. Ltd.	43,325	84,032
Contemporary Amperex Technology Co. Ltd.	13,065	453,287
Flat Glass Group Co. Ltd.	19,405	39,545
Flat Glass Group Co. Ltd. (A Shares)	8,100	32,745
Fuyao Glass Industries Group Co. Ltd. (A Shares)	8,156	65,237
Haier Smart Home Co. Ltd.	112,703	409,025
Innovent Biologics, Inc. (a)(b)	21,599	93,895
JD.com, Inc.:
Class A	4,061	82,354
sponsored ADR	11,301	459,047
KE Holdings, Inc. ADR	6,949	152,392
Kweichow Moutai Co. Ltd. (A Shares)	215	46,161
Li Auto, Inc. Class A (a)	23,487	295,351
Meituan Class B (a)(b)	23,186	547,894
Midea Group Co. Ltd. (H Shares)	21,872	203,878
NAURA Technology Group Co. Ltd.	2,784	153,199
New Oriental Education & Technology Group, Inc. sponsored ADR	2,784	174,278
PDD Holdings, Inc. ADR (a)	4,498	542,414
Ping An Insurance Group Co. of China Ltd. (H Shares)	95,456	591,425
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	3,647	136,590
Shenzhou International Group Holdings Ltd.	7,439	57,444
Sinotruk Hong Kong Ltd.	14,568	39,320
Tencent Holdings Ltd.	46,714	2,435,768
Trip.com Group Ltd. ADR (a)	3,578	230,423
Xiaomi Corp. Class B (a)(b)	172,728	592,439
Yum China Holdings, Inc.	4,087	180,278
Zai Lab Ltd. ADR (a)	6,351	191,927
Zijin Mining Group Co. Ltd. (H Shares)	166,052	353,703
TOTAL CHINA		12,065,174
Greece - 0.3%
OPAP SA	6,507	110,983
Hungary - 1.4%
OTP Bank PLC	7,688	382,689
Richter Gedeon PLC	4,948	142,927
TOTAL HUNGARY		525,616
India - 13.2%
Axis Bank Ltd.	39,415	541,436
Bharti Airtel Ltd.	32,260	617,456
Computer Age Management Services Private Ltd.	3,296	173,648
HDFC Bank Ltd.	30,618	629,327
HDFC Bank Ltd. sponsored ADR	3,688	232,455
HDFC Standard Life Insurance Co. Ltd. (b)	19,117	163,284
Hyundai Motor India Ltd.	1,811	38,899
ICICI Bank Ltd.	25,185	386,316
Infosys Ltd. sponsored ADR	10,363	216,690
Larsen & Toubro Ltd.	5,078	218,128
Mankind Pharma Ltd. (a)	5,446	172,334
NTPC Ltd.	55,525	268,544
Reliance Industries Ltd. (a)	12,429	195,116
Reliance Industries Ltd.	12,429	196,522
Reliance Industries Ltd. GDR (b)	3,258	203,951
Tata Consultancy Services Ltd.	5,983	281,415
Tata Steel Ltd.	29,536	51,909
Zomato Ltd. (a)	191,980	550,777
TOTAL INDIA		5,138,207
Indonesia - 2.3%
PT Bank Central Asia Tbk	1,171,969	758,494
PT Bank Mandiri (Persero) Tbk	353,881	150,229
PT Bank Rakyat Indonesia (Persero) Tbk	8,173	2,492
TOTAL INDONESIA		911,215
Korea (South) - 9.6%
BGF Retail Co. Ltd.	1,512	126,924
Coupang, Inc. Class A (a)	2,534	65,352
Hana Financial Group, Inc.	1,602	69,344
Hyundai Motor Co. Ltd.	660	101,993
KB Financial Group, Inc.	3,341	218,107
KT Corp.	1,500	47,984
NAVER Corp.	966	118,550
Samsung Biologics Co. Ltd. (a)(b)	711	515,908
Samsung Electronics Co. Ltd.	38,073	1,621,912
Samsung Fire & Marine Insurance Co. Ltd.	494	120,158
SK Hynix, Inc.	5,210	684,295
SK Square Co. Ltd. (a)	583	35,323
TOTAL KOREA (SOUTH)		3,725,850
Malaysia - 0.6%
CIMB Group Holdings Bhd	115,237	208,963
MR DIY Group M Sdn Bhd (b)	64,700	32,243
TOTAL MALAYSIA		241,206
Mexico - 3.5%
Corporacion Inmobiliaria Vesta S.A.B. de CV ADR	4,687	122,143
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	796	77,124
Genomma Lab Internacional SA de CV	247,594	330,629
Grupo Financiero Banorte S.A.B. de CV	74,296	517,337
Wal-Mart de Mexico SA de CV Series V	111,285	306,000
TOTAL MEXICO		1,353,233
Peru - 0.7%
Credicorp Ltd. (United States)	1,459	268,646
Philippines - 1.5%
Ayala Land, Inc.	403,015	225,174
International Container Terminal Services, Inc.	52,500	355,346
TOTAL PHILIPPINES		580,520
Poland - 0.9%
Allegro.eu SA (a)(b)	14,668	128,697
Powszechna Kasa Oszczednosci Bank SA	16,815	234,408
TOTAL POLAND		363,105
Saudi Arabia - 1.1%
Al Rajhi Bank	10,197	238,926
Alinma Bank	6,611	49,463
The Saudi National Bank	14,235	125,646
TOTAL SAUDI ARABIA		414,035
Singapore - 0.5%
Sea Ltd. ADR Class A (a)	2,041	191,956
South Africa - 5.1%
Absa Group Ltd.	7,847	75,203
Capitec Bank Holdings Ltd.	1,558	281,454
FirstRand Ltd.	39,724	174,535
Impala Platinum Holdings Ltd. (a)	33,928	223,943
MTN Group Ltd.	11,693	58,074
Naspers Ltd. Class N	1,170	276,527
Northam Platinum Holdings Ltd.	25,427	188,121
Pepkor Holdings Ltd. (b)	102,595	133,176
Shoprite Holdings Ltd.	17,474	301,783
Standard Bank Group Ltd.	18,539	255,236
TOTAL SOUTH AFRICA		1,968,052
Taiwan - 15.9%
Alchip Technologies Ltd.	1,017	63,202
Chailease Holding Co. Ltd.	42,877	201,438
E Ink Holdings, Inc.	20,981	197,005
E.SUN Financial Holdings Co. Ltd.	104,995	89,571
Hon Hai Precision Industry Co. Ltd. (Foxconn)	120,891	777,401
MediaTek, Inc.	15,500	605,352
Taiwan Semiconductor Manufacturing Co. Ltd.	129,754	4,082,270
Yageo Corp.	8,559	146,049
TOTAL TAIWAN		6,162,288
Thailand - 0.4%
CP ALL PCL (For. Reg.)	33,143	62,077
PTT Exploration and Production PCL (For. Reg.)	20,907	78,465
TOTAL THAILAND		140,542
United Arab Emirates - 0.5%
ADNOC Drilling Co. PJSC	139,368	192,373
United Kingdom - 0.8%
AngloGold Ashanti PLC	10,538	292,956
TOTAL COMMON STOCKS (Cost $34,257,419)		37,085,354

Government Obligations - 0.2%
	Principal Amount (c)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 4.55% to 5.12% 11/7/24 to 1/23/25 (Cost $89,534)	90,000	89,545

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d) (Cost $1,716,024)	1,715,681	1,716,024

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $36,062,977)	38,890,923
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(100,322)
NET ASSETS - 100.0%	38,790,601

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1	Dec 2024	56,325	35	35

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,451,950 or 6.3% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	633,452	28,170,570	27,087,975	103,611	(23)	-	1,716,024	0.0%
Total	633,452	28,170,570	27,087,975	103,611	(23)	-	1,716,024

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,469,788	191,956	3,277,832	-
Consumer Discretionary	6,782,523	1,891,472	4,891,051	-
Consumer Staples	1,102,098	481,121	620,977	-
Energy	866,427	396,324	470,103	-
Financials	9,550,603	3,367,371	6,183,232	-
Health Care	1,624,673	705,946	918,727	-
Industrials	2,049,320	715,618	1,333,702	-
Information Technology	9,493,519	216,690	9,276,829	-
Materials	1,378,150	560,474	817,676	-
Real Estate	499,709	274,535	225,174	-
Utilities	268,544	-	268,544	-

Government Obligations	89,545	-	89,545	-

Money Market Funds	1,716,024	1,716,024	-	-
Total Investments in Securities:	38,890,923	10,517,531	28,373,392	-
Derivative Instruments: Assets
Futures Contracts	35	35	-	-
Total Assets	35	35	-	-
Total Derivative Instruments:	35	35	-	-
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	35	0
Total Equity Risk	35	0
Total Value of Derivatives	35	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $34,346,953)	$37,174,899
Fidelity Central Funds (cost $1,716,024)	1,716,024

Total Investment in Securities (cost $36,062,977)		$38,890,923
Foreign currency held at value (cost $2,521)		2,524
Receivable for investments sold		224,624
Receivable for fund shares sold		95,045
Dividends receivable		27,100
Distributions receivable from Fidelity Central Funds		12,981
Receivable for daily variation margin on futures contracts		35
Prepaid expenses		36
Receivable from investment adviser for expense reductions		2,359
Other receivables		16
Total assets		39,255,643
Liabilities
Payable for investments purchased	$249,840
Payable for fund shares redeemed	42,923
Accrued management fee	24,831
Deferred taxes	75,116
Audit fee payable	41,305
Custody fee payable	30,367
Other payables and accrued expenses	660
Total liabilities		465,042
Net Assets		$38,790,601
Net Assets consist of:
Paid in capital		$35,750,025
Total accumulated earnings (loss)		3,040,576
Net Assets		$38,790,601
Net Asset Value, offering price and redemption price per share ($38,790,601 ÷ 3,656,102 shares)		$10.61
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$591,005
Interest		2,555
Income from Fidelity Central Funds		103,611
Income before foreign taxes withheld		$697,171
Less foreign taxes withheld		(68,000)
Total income		629,171
Expenses
Management fee	$179,080
Custodian fees and expenses	82,271
Independent trustees' fees and expenses	83
Registration fees	22,322
Audit fees	93,977
Legal	10
Miscellaneous	876
Total expenses before reductions	378,619
Expense reductions	(150,847)
Total expenses after reductions		227,772
Net Investment income (loss)		401,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $55,424)	389,434
Fidelity Central Funds	(23)
Foreign currency transactions	(37,233)
Futures contracts	55,667
Total net realized gain (loss)		407,845
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $72,432)	2,919,337
Assets and liabilities in foreign currencies	(931)
Futures contracts	(159)
Total change in net unrealized appreciation (depreciation)		2,918,247
Net gain (loss)		3,326,092
Net increase (decrease) in net assets resulting from operations		$3,727,491
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$401,399	$54,873
Net realized gain (loss)	407,845	(226,900)
Change in net unrealized appreciation (depreciation)	2,918,247	215,084
Net increase (decrease) in net assets resulting from operations	3,727,491	43,057
Distributions to shareholders	(102,380)	(19,218)

Share transactions
Proceeds from sales of shares	37,001,595	4,888,662
Reinvestment of distributions	89,859	18,756
Cost of shares redeemed	(8,183,308)	(446,184)

Net increase (decrease) in net assets resulting from share transactions	28,908,146	4,461,234
Total increase (decrease) in net assets	32,533,257	4,485,073

Net Assets
Beginning of period	6,257,344	1,772,271
End of period	$38,790,601	$6,257,344

Other Information
Shares
Sold	3,702,863	544,845
Issued in reinvestment of distributions	9,810	2,130
Redeemed	(787,099)	(49,495)
Net increase (decrease)	2,925,574	497,480

Financial Highlights
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Years ended October 31,	2024	2023	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$8.57	$7.60	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.17	.15	.06
Net realized and unrealized gain (loss)	1.97	.90 D	(2.46)
Total from investment operations	2.14	1.05	(2.40)
Distributions from net investment income	(.10)	(.08)	-
Total distributions	(.10)	(.08)	-
Net asset value, end of period	$10.61	$8.57	$7.60
Total Return E,F	25.12%	13.74%	(24.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.58%	4.99%	6.38% I,J
Expenses net of fee waivers, if any	.95%	.94%	.96% I
Expenses net of all reductions	.95%	.93%	.96% I
Net investment income (loss)	1.67%	1.65%	1.27% I
Supplemental Data
Net assets, end of period (000 omitted)	$38,791	$6,257	$1,772
Portfolio turnover rate K	103%	87%	74% I

AFor the period April 14, 2022 (commencement of operations) through October 31, 2022.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity SAI Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,131,712
Gross unrealized depreciation	(1,674,515)
Net unrealized appreciation (depreciation)	$2,457,197
Tax Cost	$36,433,726

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$488,689
Undistributed long-term capital gain	$216,281
Net unrealized appreciation (depreciation) on securities and other investments	$2,456,233

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(29,047)
Long-term	(16,465)
Total capital loss carryforward	$(45,512)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$102,380	$ 19,218

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	50,198,336	22,507,805
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective March 1, 2024, the Fund pays a monthly management fee that is based on an annual rate of .748% of the Fund's average net assets.

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

For the reporting period, the total annual management fee rate was .75% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	49

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	170,990	417,161	(9,035)

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	32
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $150,049.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $224

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $574.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Emerging Markets Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $216,281, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $9,414 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 66.05%, and 77.12%, of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0910 and $.0102 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Emerging Markets Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a flat management fee that replaced the prior management fee structure. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other fund expenses. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the period ended September 30, 2023 and below the competitive median of the asset size peer group for the period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the period ended September 30, 2023.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.95% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9905647.102
ESP-ANN-1224

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	December 20, 2024